UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-08898

                          Buffalo High Yield Fund, Inc.
               (Exact name of registrant as specified in charter)

                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
               (Address of principal executive offices) (Zip code)

                                 Kent W. Gasaway
                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
                     (Name and address of agent for service)

                                 (913) 384-1513
               Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30e-1)


                                 ANNUAL REPORT


                                   [graphic]


                                                                   BUFFALO FUNDS
                                                                  MARCH 31, 2008

                          MESSAGE TO OUR SHAREHOLDERS
                                  (UNAUDITED)

We are currently in a difficult period for virtually all sectors of the U.S. and world stock markets. Looking back, the U.S. stock market appears to have forecasted a recession accurately this time (it does not always do so) as it began to weaken materially in the latter half of 2007 and into 2008. Based on current data, the U.S. economy likely entered recession in January. We have never believed in "market timing", knowing that no one can consistently predict recessions, interest rates, or commodity prices over time. This means that in the short-term, we can often be out of sync with these hard-to-predict macro economic factors. However, I do believe our investment team is very skilled at picking stocks in industries that over the long-term should produce faster than average growth.

      During these downturns, what is absolutely key to long term results is how we respond. It's only during these downtimes that we get a chance to buy potentially great growth companies at bargain basement prices. One of the things we have done during past downturns is to concentrate our portfolios into our highest conviction names. Once again, we are concentrating our portfolios. For example: Buffalo Small Cap Fund today has 53 stocks, with the top 10 holdings representing about 31% of the Fund, the next 10 holdings representing about 23%, and the next 10 representing about 18%. This means that nearly 3/4 of the portfolio is now in 30 stocks. It's the most concentrated we've been since the last downturn, and our conviction level is high in every position we own.

      We will continue to focus on companies that we believe have strong balance sheets, produce free cash flow, have high profit margins, have some advantage over competitors, have scalable business models, great management teams and finally historically cheap valuations. These should be companies that investors will likely want to snap up first, when they again want to buy stocks.

      I wanted to alert you to a few housekeeping items. First, we'll have a proxy coming out shortly, primarily to reorganize all of our Funds into one trust. As we opened funds over the years, some were registered in Delaware, others in Maryland. We are now simply consolidating them in one place. At the same time we're making sure the language related to our investment restrictions is consistent across all Funds. This will shorten the prospectus a bit and should make it easier to read and understand. Overall, this is a non-event for how we manage the Funds and for your holdings of the Funds. The reorganization will be non-taxable and the number of shares you hold will not change. Finally, I have asked one of our senior portfolio managers, Grant Sarris, to replace me on the Buffalo Funds' board of directors. I have served on the board since 1994 and felt Grant was at the perfect point in his career to take on this important role. I will continue to co-manage several Buffalo Funds and will remain president of the Buffalo Funds.

      We thank you for your continued investment in our Funds.

      Sincerely,

      /s/ Kent W. Gasaway

      Kent W. Gasaway
      President, Buffalo Funds


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK; LOSS OF PRINCIPAL IS POSSIBLE. Please see the following Annual Report for the Funds' holdings information.

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2

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

      As most investors are well aware, the equity markets have experienced an extreme amount of volatility this year. It started with a bursting of the housing bubble, and led to a credit market crisis as investors realized that in many cases the collateral backing securitized loans would be insufficient to cover the debt. Ultimately, this led to massive loan write-offs by banks, brokers and other financial institutions. In response, the Fed aggressively funneled much needed liquidity into the financial system. The increased liquidity came at cost - a weakening dollar. This weakness was compounded by the fact that central banks around the world did not lower rates in tandem with the Fed. The weak dollar provided further fuel for higher commodity prices. Because of these dynamics there has been a substantial divergence in performance for equities over the past year, heavily influenced by a company's size, geographic exposure and sector. In our bond investments, we were continuously evaluating risks and potential rewards, investing where we believed opportunities presented themselves, and staying in cash when it appeared that the prudent investor should wait. In our equity funds, we have continued to focus on secular growth companies that we believe have the resources to continue to invest and thrive. At the same time, we reduced or eliminated positions in companies that appeared to be less well positioned for an extended economic downturn. It is our belief that we should be left with portfolios of companies that have the potential to grow revenues and earnings rapidly in the coming years.

      The BUFFALO BALANCED FUND strongly outperformed the Fund's benchmark of the weighted average of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index for the 1-year period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. The majority of equities chosen for this Fund are income and/or value oriented. Energy, a heavily weighted equity sector in the Fund, was among the Fund's top contributors. The Fund held approximately 26% corporate bonds, 6% convertible bonds, 58% common stock and 10% cash as of quarter end.

      The Fund is managed with the goal of providing increasing income plus capital appreciation. The Fund looks for equities of companies that have increased their dividend at least every other year. We buy companies that appear to have strong cash flows, stock repurchases and rising earnings. We look for shareholder friendliness, and integrity of management.

      On the fixed income side, the Fund invests in convertible bonds, convertible preferred and high-yield bonds. The Fund buys mostly unsecured, high yield bonds with ratings of BBB or lower, feeling that our research team's depth, experience and expertise can add value in that area.

      The BUFFALO HIGH YIELD FUND outperformed the Lipper High Yield Bond Funds Index for the 1-year period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. The favorable performance reflects healthy returns on several of our convertible holdings, and our emphasis on quality single B and BB corporates that for the most part have held up well during the turmoil in the broader high yield market.

      The composition of the portfolio is roughly 75% corporate bonds, 22% convertibles and 3% cash. In terms of credit quality, our corporate bonds are primarily rated single B by the rating agencies*. The portfolio is diversified across industry sectors with only one segment (Commercial Services and Supplies) having a weighting of more than 10%.

      We continue to maintain our discipline toward security selection. Our corporate bond emphasis is on companies we feel have improving credit quality, manageable leverage, and adequate liquidity. With the recent economic slowing, turmoil caused by the sub-prime housing market, and general disruptions in the credit markets, we are diligently monitoring our existing holdings, and are focusing on companies with business models that should perform well in such an environment.

      We continue to stay away from emerging market bonds, collateralized debt obligations, and most bonds issued in connection with leveraged buyouts, feeling that there could be problems with many of these investments in a decelerating economy. Within the convertible segment, our strategy is similar to most of our equity portfolios at the Buffalo Funds, where we look for companies that should benefit from long-term trends.

      Throughout the year we have made adjustments to the weightings of existing credits in the portfolio based on valuations, added new names that we believe have appealing risk/reward tradeoffs, and sold a few credits that we viewed as having deteriorating fundamental prospects relative to their return opportunity. At times our cash was higher than we prefer, but we maintained our yield discipline, looking for an adequate risk/reward balance in the difficult environment. We are now closer to fully invested, with cash at approximately 3%. The current environment seems to be offering additional buying opportunities and we are allocating capital to what we feel are the best risk/reward opportunities available.

      We were excited to introduce the BUFFALO INTERNATIONAL FUND (BUFIX) on September 28th, 2007 as we continue to build and refine our mutual fund line-up. Given the start date of the Fund, this marks its first contribution to Buffalo Funds' annual commentary. The Fund had been in existence approximately six months as of our official year-end of March 31, 2008, so the commentary that follows is based on the performance achieved for the partial year completed since its inception. Please note that the figures and percentages presented below are not annualized, but represent actual returns achieved during that partial period.

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                                                                               3

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
                                   (CONTINUED)

      We are very pleased with the relative performance of the Buffalo International Fund given the increasing volatility in world markets as well as having most international indices reach their 52 week and all-time highs during the month of October. This period (the six-month period ending March 31, 2008) was largely marked by volatility and negative returns for stocks. The S&P 500 Index was down a -12.46% and international markets were down substantially as well. Despite the tough market conditions, we were pleased with our relative performance. Since the Fund's inception on September 28, 2007, through the period ended March 31, 2008, the Buffalo International Fund (BUFIX) posted a negative return of -6.30%. This compares quite favorably to the -11.38 and -10.56 posted by the MSCI EAFE and MSCI All Country World ex U.S. Indices, respectively; our two primary benchmarks. In addition, the Lipper International Fund Index posted a return of -10.32% for the same period.

      The favorable relative performance reflects both the judiciousness with which we invested our cash, and individual stock selection. In addition, the U.S. dollar's weakness continued to help the dollar-based returns of international funds. There weren't any particular countries, regions or industries that stand out as helping our relative performance in the period. The portfolio is diversified across a wide array of countries and industries with Germany having the largest country weighting at the end of the period with a weight of 17% and with the information technology related sector having the highest sector weight at approximately 15%.

      We expect international markets to continue to be volatile; however our longer-term view is quite favorable. Given our strategy focused on long-term secular growth, we take comfort in down markets as we believe we can put cash to work at increasingly more attractive stock prices.

      The loose dollar policy seemingly encouraged by the U.S. Government has continued to pressure the U.S. dollar around the globe. However, longer-term, assuming interest rate policy becomes more coordinated among G7 nations we'd expect the dollar to stabilize and even rebound against the Euro. Against emerging market currencies, we continue to expect the U.S. dollar should weaken over the long-term.

      We continue to maintain our discipline toward individual security selection with an emphasis on secular growth opportunities. We do not base our stock selections on benchmark weightings of sectors or countries, but on our perceptions of the risk adjusted returns of individual securities.

      For the one year period ending March 31, 2008, the BUFFALO JAYHAWK CHINA FUND was down -4.47%, vs. the S&P/HKEx GEM Index decline of -36.76% and the MSCI China Free Index positive return of 29.84%. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. 2007 was a roller coaster year for the Chinese stock market and the high volatility has continued into 1Q08.

      Last year we wrote of our concerns over the sustainability of the high valuation of Chinese stocks due to three factors: (1) The tightening bias of the People's Bank of China (the country's Central Bank); (2) The government orchestrated revaluation of the Renminbi; and (3) The likely subsequent slowing of Chinese growth and its impact on corporate earnings. Consequently we have overweighted stocks that we believe have three characteristics: (1) the company is undervalued; (2) the company's growth potential is underestimated; and (3) the company is fundamentally misunderstood and erroneously categorized. We have found that the companies that possess all three aforementioned characteristics tend to fall into the small cap category. As a result, our portfolio is overweighted in small cap Chinese companies.

      In hindsight, our fundamental analysis of the market was correct as evidenced by the eventual downturn of the Chinese stock market starting in November, 2007. However, we under-estimated the extent of market exuberance sustained by capital inflow and the market's clamor over large cap companies with high valuation. The small cap companies in our portfolio did not participate in the market rally. When the weight of high market valuation, exacerbated volatility, and the negative impact from the aftermath of global credit crunch finally caused the Chinese market to decline in late 2007, we found our portfolio took a hit as well when other fund managers were selling their holdings due to investor redemptions.

      We are value investors. We believe that we excel in bottom-up fundamental analysis, preferring it over technical analysis of charts, trading patterns and capital flows. We believe that fundamental analysis can generate better returns than technical analysis over the long run. So we are confident that our investment strategy of investing in under-valued companies with sound fundamentals should pay off.

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4

      We see value in the utility, energy, and commodity sectors and have increased our allocation to those areas. We believe that China's economy should continue to grow close to 10%. The high economic growth should continue to sustain the growing demand for power, energy, and metals, thus resulting in the secular boom in those sectors. As the inflation fear cools down in China, the electricity tariff will likely be increased, perhaps in the second half of 2008, which in turn should boost the margins of the utility companies. In addition, we believe that infrastructure companies such as toll roads and airports should continue to enjoy growing traffic and increasing income. We continue to stay clear of export-driven manufacturers as we believe that the strong Chinese currency, weak dollar, pricing squeeze from overseas customers, and rising domestic labor costs would cause continued margin erosion.

      The BUFFALO LARGE CAP FUND underperformed the Russell 1000 Growth Index for the 1-year period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION.

      The Fund's financial holdings were the largest detractors from performance; although we have had limited exposure to banks, we have owned asset-sensitive financials and trust companies whose stocks performed particularly poorly in the market decline.

      Not owning energy also hurt our performance, but our focus is on long term growth, not highly cyclical industries. The Large Cap Fund has underweighted the consumer discretionary sector, which helped the Fund's performance versus the benchmark. The Fund's overweighting and better relative returns in healthcare also helped performance.

      The Fund is the most concentrated it has been since the last downturn, as we have been attempting to prioritize by quality, our conviction levels, and valuation. There are 37 stocks currently owned in the portfolio, down from 42 a year ago. We have our heaviest weightings in those stocks that we believe have the most potential to appreciate once the credit markets improve and consumer confidence returns. We believe large capitalization stocks, which outperformed the broader market in calendar year 2007, will likely continue to outperform for some time due to their attractive valuations, operational diversity and international exposure. We believe that the Federal Reserve lowering interest rates should ultimately stimulate economic growth. The stock market serves as a leading indicator and we are optimistic that we could see stabilization in mid 2008 with a likely recovery in the back half of the year. We remain focused on our discipline of investing in growth industries that are beneficiaries of long term trends that we have identified.

      The BUFFALO MICRO CAP FUND underperformed the Russell Microcap Growth Index for the 1 year period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. Equity performance in the past twelve months has been heavily influenced by a company's size, geographic exposure and sector. Unfortunately, the Micro Cap Fund was on the wrong side of each of these three trends. Two of them, size and geographic exposure, are a function of the Fund's mandate and the third, sector, a function of our investment strategy.

      In a fear driven market investors have a natural tendency to want to reduce risk, which typically means focusing on larger, well established companies with more consistent earnings and cash flow. Micro Cap companies are obviously at the opposite end of this spectrum. During the past year, generally the smaller the company's size, the worse it performed.

      Geographic exposure played an important role in determining performance; that is where the growth was coming from. Developing nations, such as China and Brazil, continued to grow strongly so companies with a large portion of revenues and earnings coming from outside the U.S. were able to capitalize on this growth. The typical micro cap company is domestically focused with very little presence outside the U.S.

      Sector allocation was also a key determinant of performance this past year. Because of our investment strategy we focus our research efforts on areas with long term secular growth; healthcare, technology, consumer discretionary and financials. Thus the Fund is not exposed to energy and materials.

      The Fund's sizable weighting within the consumer discretionary sector had the biggest negative impact on performance over the past year. Our holdings were impacted by a combination of declining home prices and escalating gas prices, which proved to be a punishing headwind for many of our companies. As long term investors we try not to let short term volatility impact our investment outlook. If we believe the company's competitive position has not been compromised and management continues to execute their business plan, then we feel that the secular growth supporting our companies should drive above average revenue and earnings growth throughout a full business cycle.

      Other notable impacts on performance were the Fund's weighting in financials and technology, which declined in value at a greater rate than the overall index. Lastly, the lack of exposure to energy and materials continued to weigh on the Fund's overall performance.

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                                                                               5

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
                                   (CONTINUED)

      Another important item to note is the recent opening of the Fund to all broker/dealers and other investment platforms as of January 11th. The Buffalo Fund's Board and Micro Cap portfolio management team feel this is the right decision for long term investors who want to participate in early stage growth companies. While the near term environment continues to be uncertain, valuations for many companies have reached what we believe are compelling levels, thus the decision was made to open the Fund to a broader base of investors in the event others may share this same opinion.

      The BUFFALO MID CAP FUND underperformed the Russell MidCap Growth for the 1-year period ended March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. Clearly the consumer has headwinds with higher oil prices, weak housing and tight credit markets. Our overweighting in consumer related holdings led to that sector being the Fund's primary detractor from performance. Another detracting factor was our lack of energy holdings. The Fund does not hold any energy stocks, which were strong performers in the Russell MidCap Growth Index. Commodity related or deeply cyclical stocks typically do not fit our strategy of long-term growth focus.

      We had positive absolute performance in our healthcare holdings, another heavily weighted sector. Healthcare as a sector is generally less economically sensitive and somewhat defensive.

      As a result of a slowing economy, we believe the market is gravitating toward more secular growth names; this should benefit our existing portfolio. We continue to have a 3-5 year time horizon for all the names in the portfolio. The Fund is the most concentrated it has been since the last downturn, as we have been attempting to prioritize by quality, our conviction levels, and valuation. There are currently 49 stocks in the portfolio down from 57 a year ago. Our focus is on secular growth companies, those that can continue to grow their earnings in a tougher economic environment. We believe these companies should perform strongly, and could likely receive premium valuations relative to the overall market. We continue to stick to our strategy of buying growth companies (at reasonable prices) that we feel are well positioned to benefit from solid underlying growth trends regardless of the state of the economy.

      The BUFFALO SCIENCE AND TECHNOLOGY FUND underperformed the NASDAQ Composite Index for the 1-year period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. Positive attribution in technology services and health services was offset by negative attribution in health technology and electronic technology. In general, companies within the portfolio that were small capitalization and exposed to domestic, discretionary spending underperformed, while those that were large capitalization and exposed to more stable, non-discretionary and international end markets outperformed. The weighted average market capitalization of the Fund is $16B which is smaller than that of the NASDAQ Composite Index and led to some of the relative underperformance, as smaller cap stocks generally underperformed larger cap stocks this year. We offer this analysis relative to the NASDAQ Composite to provide an explanation of past performance. In practice, we do not manage to a specific benchmark. Instead, our trend based investment strategy and proprietary bottom up stock selection process drive sector allocation and portfolio construction.

      The Fund has 63% invested in the technology and services sector and 35% in the healthcare technology and services sector. Ending the quarter, we held 61 securities in the portfolio, down from 69 holdings last year. Our portfolio turnover picked up toward the end of the year as market volatility and lower prices provided an attractive opportunity to concentrate the portfolio into our best ideas.

      Market volatility has picked up in the wake of consumer credit concerns. The impact to the overall economy should continue to play out over the next few quarters. We expect volatility to continue. We feel that our emphasis on secular growth, good value, and diversity across the innovation-based industries provides potential stability to the portfolio in uncertain economic periods. We believe that our investment process positions us in well managed and financially sound companies that we feel are well positioned to benefit from solid underlying growth trends regardless of the state of the economy. Also, we are disciplined, long term investors who emphasize preparation and independent thought. Our belief in our investment process is strong. As such, we typically take advantage of market situations in which fear or greed causes consensus opinion to conform to the data point or story of the day rather than think independently about the long term competitive positioning and growth prospects of our companies. Our fundamental bottoms up work and proprietary valuation methodology has been telling us that risk may be getting priced into the market and that attractive long term investment opportunities seem increasingly present. We are listening and executing to our disciplined process within the growing innovation industries.

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6

      The BUFFALO SMALL CAP FUND underperformed the Russell 2000 Growth in the 1-year time period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. Being a growth fund, many of our holdings have not been immune to the current cyclical domestic downturn, however this has also presented buying opportunities, allowing us to make purchases when valuation levels have warranted. Healthcare was the greatest detractor from performance this year, with private-pay and consumer related holdings being hard-hit in the weaker economy. Our industrials also detracted from performance; the industrials we discuss as part of our strategy tend to be business and consumer services oriented (executive recruiting, education) and have not performed as well as more conventional, cyclical industrials. The consumer slowdown has been difficult for the Fund; as mentioned earlier it affected a number of our healthcare holdings, and our heavily weighted consumer discretionary sector has suffered as well. Clearly the consumer continues to have headwinds with high oil prices, housing and mortgage industry issues and tighter credit, but we believe that the consumer discretionary sector is very attractively valued at this point, given a long term view.

      As a long-term, growth-oriented fund, investments in commodity-driven or deep cyclical stocks typically do not fit our strategy. We do not currently have any energy, materials or utility holdings in the Fund, and thus did not participate in the recent run up in oil and energy-related stocks. We are focusing our holdings on long term secular growers that we expect to grow faster than U.S. GDP OVER THE LONG TERM.

      As a result of a slowing economy, the market is gravitating toward more secular growth names. We continue our search for companies that have a long road of growth ahead of them, but we will remain very disciplined regarding the prices we will pay. The Fund is the most concentrated it has been since the last downturn, as we have been prioritizing by quality, our conviction levels and valuation. We have our heaviest weightings in those stocks that we believe have the most potential to appreciate once the credit markets improve and consumer confidence returns.

      The BUFFALO USA GLOBAL FUND underperformed the Russell 3000 Growth in the 1-year period ending March 31, 2008. SEE THE INVESTMENT RESULTS TABLE FOR COMPARATIVE PERFORMANCE INFORMATION. Within the Russell 3000, the best performing sectors were energy and materials, with each sector turning in performance over 20%. Our underweighting in those sectors hurt the Fund's performance in the recent year. The consumer staples sector was a positive performer in both the Fund and the index; stock selection in the Fund led to our outperformance in that sector. Our consumer discretionary also outperformed the index's, helped by both stock selection and our overweighting. The primary detractor this year was technology, an overweighted sector that also underperformed the index.

      We have a good deal of flexibility in this Fund, investing in growth companies from a broad spectrum of market capitalizations, industries and geographic exposures. Using this approach, shareholders gain exposure to much of the dynamic growth of an increasingly globally based economy. This Fund provides a relatively distinct way to gain exposure to the growth in global trade; it invests only in U.S.-BASED COMPANIES that receive at least 40% of their sales or income from international sources.

      The Fund was essentially designed for the environment we're in today. While the US economy has struggled, the global economy has continued to grow. We believe the Fund should be well positioned for continued international growth. We've used recent market weakness as an opportunity to add to positions we feel are attractively priced and well positioned to grow over the long term.

      Sincerely,

      /s/ John C. Kornitzer
      John C. Kornitzer
      President

      /s/ Kent W. Gasaway
      Kent W. Gasaway
      Sr. Vice President

      /s/ Robert Male
      Robert Male
      Sr. Vice President

      /s/ Grant P. Sarris
      Grant P. Sarris
      Sr. Vice President

      /s/ William J. Kornitzer III
      William J. Kornitzer III
      Sr. Vice President

* According to S&P: An obligation rated 'BBB' exhibits adequate protection parameters. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.

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                                                                               7

BUFFALO BALANCED FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                                                  S&P 500 &
                                                               ML High Yield
                   Buffalo                 S&P                  Master Index
   Date         Balanced Fund           500 Index*          Weighted Average(1)*
   ----         -------------           ----------          --------------------
03/1998                10,000               10,000                       10,000
03/1999  -10.49%        8,951   18.46%      11,846   11.85%              11,185
03/2000   16.78%       10,453   17.94%      13,971   10.24%              12,330
03/2001   -4.58%        9,974  -21.68%      10,942  -11.38%              10,927
03/2002    6.48%       10,621    0.24%      10,968    0.92%              11,028
03/2003  -19.32%        8,569  -24.76%       8,253  -13.40%               9,550
03/2004   33.50%       11,439   35.12%      11,151   29.72%              12,388
03/2005    9.75%       12,554    6.69%      11,897    6.73%              13,222
03/2006   11.23%       13,964   11.73%      13,293    9.96%              14,539
03/2007   11.67%       15,594   11.83%      14,865   11.68%              16,237
03/2008    3.23%       16,098   -5.08%      14,110   -4.37%              15,527

*   UNMANAGED INDICES
(1) THE PERFORMANCE FIGURE SHOWN FOR COMPARISON PURPOSES IS A WEIGHTED AVERAGE MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE MERRILL LYNCH HIGH YIELD MASTER INDEX.
    THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS.
    THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE.

BUFFALO HIGH YIELD FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                Buffalo                  ML High Yield
          Date                High Yield                 Master Index*
          ----                ----------                 -------------
       03/1998                    10,000                        10,000
       03/1999      -9.92%         9,008         1.94%          10,194
       03/2000       4.83%         9,443        -1.32%          10,059
       03/2001      11.16%        10,497         4.06%          10,468
       03/2002       3.95%        10,912         1.95%          10,672
       03/2003       5.95%        11,561         3.65%          11,062
       03/2004      18.56%        13,706        21.61%          13,452
       03/2005       2.96%        14,112         6.79%          14,365
       03/2006       6.83%        15,076         7.31%          15,415
       03/2007       6.42%        16,044        11.45%          17,180
       03/2008      -1.52%        15,800        -3.46%          16,586

*  UNMANAGED BOND INDEX
   THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE.

BUFFALO INTERNATIONAL FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                          Buffalo               MSCI EAFE          MSCI AC WORLD
      Date          International Fund             Index            Index Ex USA
      ----          ------------------             -----            ------------
 9/28/2007                      10,000             10,000                 10,000
 9/30/2007                      10,000             10,000                 10,000
10/31/2007    2.20%             10,220   3.84%     10,384    5.47%        10,547
11/30/2008   -1.96%             10,020  -3.45%     10,026   -4.66%        10,056
12/31/2007    0.50%             10,070  -2.30%      9,795   -1.51%         9,904
 1/31/2008   -7.84%              9,280  -9.29%      8,885   -9.76%         8,937
 2/29/2008    2.05%              9,471   1.27%      8,998    2.17%         9,131
 3/31/2008   -1.06%              9,370  -1.52%      8,861   -2.57%         8,896

*  9/28/07 INCEPTION
** UNMANAGED STOCK INDEX

BUFFALO JAYHAWK CHINA FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                 Buffalo                       MSCI China
          Date                Jayhawk Fund                     Free Index
          ----                ------------                     ----------
    12/18/2006                      10,000                         10,000
    12/31/2006       3.10%          10,310         8.78%           10,878
     1/31/2007      -1.75%          10,130        -4.24%           10,417
     2/28/2007       3.75%          10,509        -1.76%           10,233
     3/31/2007       0.19%          10,529         3.85%           10,627
     4/30/2007       3.70%          10,919         3.76%           11,027
     5/31/2007       9.34%          11,939         7.53%           11,857
     6/30/2007       4.19%          12,439        11.53%           13,225
     7/31/2007       4.53%          13,003        10.35%           14,593
     8/31/2007       0.46%          13,062         7.20%           15,644
     9/30/2007       7.32%          14,019        19.94%           18,763
    10/31/2007       5.60%          14,804        16.59%           21,876
    11/30/2007      -4.83%          14,089       -13.52%           18,919
    12/31/2007      -3.13%          13,648        -4.45%           18,077
     1/31/2008     -10.87%          12,164       -21.56%           14,179
     2/29/2008       0.26%          12,196        10.78%           15,708
     3/31/2008     -17.55%          10,055       -12.18%           13,795

*  12/18/06 INCEPTION
** UNMANAGED STOCK INDEX
   THE MSCI CHINA FREE INDEX IS A CAPITALIZATION WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCKS FROM THE COUNTRY OF CHINA.

BUFFALO LARGE CAP FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                 Buffalo             Russell 1000
               Date             Large Cap            Growth Index*
               ----             ---------            -------------
            03/1998                10,000                   10,000
            03/1999      2.73%     10,273    28.11%         12,811
            03/2000     31.07%     13,465    34.12%         17,182
            03/2001     -9.86%     12,137   -42.72%          9,842
            03/2002      2.06%     12,387    -2.00%          9,645
            03/2003    -30.71%      8,583   -26.76%          7,064
            03/2004     40.05%     12,021    32.18%          9,337
            03/2005      1.52%     12,203     1.16%          9,446
            03/2006      9.95%     13,418    13.14%         10,687
            03/2007     11.10%     14,907     7.06%         11,441
            03/2008     -6.25%     13,975    -0.75%         11,355

*  UNMANAGED STOCK INDEX
   THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX.

--------------------------------------------------------------------------------
8

BUFFALO MICRO CAP FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                               Buffalo                  Russell Microcap
           Date                Micro Cap                  Growth Index**
           ----                ---------                  --------------
     05/21/2004                   10,000                          10,000
       09/2004       -3.60%        9,640      -1.97%               9,803
       03/2005       10.17%       10,620       5.42%              10,334
       09/2005       10.83%       11,771      11.22%              11,494
       03/2006       15.03%       13,540      15.94%              13,326
       09/2006       -7.49%       12,526     -11.80%              11,753
       03/2007       12.56%       14,099      11.16%              13,065
       03/2008      -30.23%        9,837     -19.73%              10,487

*  5/21/04 INCEPTION
** UNMANAGED STOCK INDEX
   THE RUSSELL MICROCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MICROCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MICROCAP INDEX CONSISTS OF THE SMALLEST 1,000 COMPANIES IN THE SMALL-CAP RUSSELL 2000 INDEX PLUS THE NEXT 1,000 SECURITIES.

BUFFALO MID CAP FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                   Buffalo                  Russell Midcap
           Date                    Mid Cap                  Growth Index**
           ----                    -------                  --------------
     12/17/2001                     10,000                          10,000
        03/2002       1.20%         10,120         -0.44%            9,956
        03/2003     -25.49%          7,540        -26.11%            7,356
        03/2004      64.85%         12,430         49.63%           11,008
        03/2005       2.15%         12,698          8.31%           11,922
        03/2006      25.21%         15,899         22.68%           14,626
        03/2007       2.41%         16,282          6.90%           15,635
        03/2008     -10.60%         14,556         -4.55%           14,924

*  12/17/01 INCEPTION
** UNMANAGED STOCK INDEX
   THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX CONSISTS OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX.

BUFFALO SCIENCE & TECHNOLOGY FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                Buffalo                           NASDAQ
      Date               Science & Technology                Composite Index**
      ----               --------------------                -----------------
04/16/2001                             10,000                           10,000
   03/2002      1.80%                  10,180      -3.36%                9,664
   03/2003    -40.96%                   6,010     -27.32%                7,024
   03/2004     83.69%                  11,040      48.69%               10,444
   03/2005     -2.81%                  10,730       0.25%               10,470
   03/2006     27.96%                  13,730      17.03%               12,253
   03/2007      4.28%                  14,318       3.50%               12,682
   03/2008    -10.57%                  12,804      -5.89%               11,935

*  4/16/01 INCEPTION
** UNMANAGED STOCK INDEX
   THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF STOCKS IN ALL THREE NASDAQ TIERS: GLOBAL SELECT, GLOBAL MARKET AND CAPITAL MARKET.

BUFFALO SMALL CAP FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                Buffalo                   Russell 2000
          Date                 Small Cap                Growth Index**
          ----                 ---------                --------------
    04/14/1998                    10,000                        10,000
       03/1999       -4.69%        9,531     -10.41%             8,959
       03/2000       64.87%       15,714      59.05%            14,249
       03/2001        8.95%       17,120     -39.81%             8,577
       03/2002       41.04%       24,146       4.95%             9,001
       03/2003      -34.49%       15,818     -31.63%             6,154
       03/2004       88.07%       29,749      63.16%            10,041
       03/2005        5.75%       31,460       0.87%            10,128
       03/2006       22.46%       38,526      27.84%            12,948
       03/2007        4.95%       40,433       1.56%            13,150
       03/2008      -18.74%       32,856      -8.94%            11,975

*  4/14/98 INCEPTION
** UNMANAGED STOCK INDEX
   THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

BUFFALO USA GLOBAL FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

 [The following table was represented as a line graph in the printed material.]

                                Buffalo                   Russell 3000
         Date                 USA Global                  Growth Index*
         ----                 ----------                  -------------
      03/1998                     10,000                         10,000
      03/1999       -2.52%         9,748         24.35%          12,435
      03/2000       60.72%        15,667         35.77%          16,883
      03/2001      -19.80%        12,565        -42.52%           9,704
      03/2002        7.78%        13,542         -1.47%           9,562
      03/2003      -30.79%         9,373        -27.08%           6,972
      03/2004       47.11%        13,788         34.15%           9,353
      03/2005       -1.30%        13,609          1.15%           9,461
      03/2006       14.05%        15,521         14.40%          10,823
      03/2007       11.86%        17,362          6.53%          11,530
      03/2008       -6.51%        16,232         -1.45%          11,363

*  UNMANAGED STOCK INDEX
   THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 3000 INDEX CONSISTS OF THE 3,000 LARGEST COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

--------------------------------------------------------------------------------

                               INVESTMENT RESULTS

TOTAL RETURNS AS OF MARCH 31, 2008

                                                                                                    AVERAGE ANNUAL
                                                                                      ------------------------------------------
                                                           GROSS EXPENSE   THREE                                         SINCE
                                                               RATIO*      MONTHS     ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND (INCEPTION DATE 8/12/94) ...........      1.03%      -5.18%       3.23%     13.44%      4.88%      7.73%
S&P 500 Index ............................................       N/A       -9.44%      -5.08%     11.32%      3.50%      9.96%
S&P 500 Index & Merrill Lynch High Yield
  Master Index Weighted Average** ........................       N/A       -6.88%      -4.37%     10.23%      4.38%      9.09%
Lipper Balanced Funds Index ..............................       N/A       -5.29%      -0.66%      9.54%      4.76%      8.11%

BUFFALO HIGH YIELD FUND (INCEPTION DATE 5/19/95) .........      1.02%      -3.13%      -1.52%      6.45%      4.68%      7.36%
Merrill Lynch High Yield Master Index ....................       N/A       -2.98%      -3.46%      8.45%      5.19%      6.72%
Lipper High Yield Bond Funds Index .......................       N/A       -3.50%      -4.05%      7.99%      3.15%      5.32%

BUFFALO INTERNATIONAL FUND (INCEPTION DATE 9/28/07) ......      1.21%      -6.95%        N/A        N/A        N/A      -6.30% ***
MSCI EAFE Index ..........................................       N/A       -9.53%        N/A        N/A        N/A     -11.38% ***
MSCI AC WORLD Index Ex USA ...............................       N/A       -9.70%        N/A        N/A        N/A     -10.56% ***
Lipper International Fund Index ..........................       N/A       -9.42%        N/A        N/A        N/A     -10.32% ***

BUFFALO JAYHAWK CHINA FUND (INCEPTION DATE 12/18/06) .....      2.19%     -26.32%      -4.47%       N/A        N/A       0.46%
MSCI China Free Index ....................................       N/A      -23.69%      29.84%       N/A        N/A      28.55%
S&P Hong Kong GEM Index ..................................       N/A      -37.17%     -36.76%       N/A        N/A     -29.11%

BUFFALO LARGE CAP FUND (INCEPTION DATE 5/19/95) ..........      1.06%      -9.89%      -6.25%     10.24%      3.40%      8.90%
Russell 1000 Growth Index ................................       N/A      -10.18%      -0.75%      9.96%      1.28%      7.53%
S&P 500 Index ............................................       N/A       -9.44%      -5.08%     11.32%      3.50%      9.39%
Lipper Large-Cap Growth Fund Index .......................       N/A      -11.22%       1.04%      9.76%      1.02%      6.89%

BUFFALO MICRO CAP FUND (INCEPTION DATE 5/21/04) ..........      1.51%     -19.06%     -30.23%       N/A        N/A      -0.43%
Russell Microcap Growth Index ............................       N/A      -16.95%     -19.73%       N/A        N/A       1.25%
Russell 2000 Index .......................................       N/A       -9.90%     -13.00%       N/A        N/A       7.46%
Lipper Micro-Cap Funds Index .............................       N/A      -13.82%     -15.46%       N/A        N/A       5.30%

BUFFALO MID CAP FUND (INCEPTION DATE 12/17/01) ...........      1.02%     -15.89%     -10.60%     14.06%       N/A       6.16%
Russell Midcap Growth Index ..............................       N/A      -10.95%      -4.55%     15.20%       N/A       6.58%
S&P Midcap 400 Index .....................................       N/A       -8.85%      -6.97%     15.10%       N/A       8.70%
Lipper Mid-Cap Growth Funds Index ........................       N/A      -12.79%       1.08%     15.12%       N/A       6.10%

BUFFALO SCIENCE & TECHNOLOGY FUND (INCEPTION DATE 4/16/01)      1.03%     -15.10%     -10.57%     16.33%       N/A       3.62%
NASDAQ Composite Index ...................................       N/A      -14.07%      -5.89%     11.19%       N/A       2.58%
S&P 500 Index ............................................       N/A       -9.44%      -5.08%     11.32%       N/A       3.47%
Lipper Science & Technology Funds Index ..................       N/A      -15.67%      -2.93%     11.83%       N/A      -1.31%

BUFFALO SMALL CAP FUND (INCEPTION DATE 4/14/98) ..........      1.01%     -15.27%     -18.74%     15.74%       N/A      12.68%
Russell 2000 Growth Index ................................       N/A      -12.83%      -8.94%     14.24%       N/A       1.69%
S&P Smallcap 600 Index ...................................       N/A       -7.46%     -10.60%     15.62%       N/A       6.97%
Lipper Small-Cap Growth Funds Index ......................       N/A      -14.73%      -9.52%     12.68%       N/A       3.89%

BUFFALO USA GLOBAL FUND (INCEPTION DATE 5/19/95) .........      1.05%      -9.82%      -6.51%     11.61%      4.96%      9.60%
Russell 1000 Growth Index ................................       N/A      -10.18%      -0.75%      9.96%      1.28%      7.53%
S&P 500 Index ............................................       N/A       -9.44%      -5.08%     11.32%      3.50%      9.39%
Russell 3000 Growth Index ................................       N/A      -10.39%      -1.45%     10.26%      1.29%      7.41%
Lipper Multi-Cap Growth Fund Index .......................       N/A      -12.17%      -2.40%     12.38%      2.78%      7.72%

*   AS REPORTED IN THE FUNDS' PROSPECTUS DATED JULY 30, 2007.
** THE PERFORMANCE FIGURE SHOWN FOR COMPARISON PURPOSES IS A WEIGHTED AVERAGE MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE MERRILL LYNCH HIGH YIELD MASTER INDEX.
*** CUMULATIVE SINCE INCEPTION DATED 9/28/2007.
    PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED.
    PERFORMANCE DATA CURRENT OF THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 1-800-49-BUFFALO OR BY VISITING THE WEBSITE AT WWW.BUFFALOFUNDS.COM

--------------------------------------------------------------------------------
10

THE BUFFALO BALANCED, INTERNATIONAL, JAYHAWK CHINA, LARGE CAP, MID CAP, SCIENCE & TECHNOLOGY AND USA GLOBAL FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 60 DAYS AND THE BUFFALO HIGH YIELD, MICRO CAP AND SMALL CAP FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD LESS THAN 180 DAYS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The S&P 500 INDEX is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The MERRILL LYNCH HIGH YIELD MASTER INDEX is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The LIPPER BALANCED FUNDS INDEX is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The LIPPER HIGH YIELD BOND FUNDS INDEX is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI CHINA FREE INDEX is a capitalization weighted index that measures the performance of stocks from the country of China. The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 1000 INDEX consists of the 1,000 largest companies in the Russell 3000 Index. The LIPPER LARGE-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The RUSSELL MICROCAP GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MICROCAP INDEX consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities. The RUSSELL 2000 INDEX consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The LIPPER MICRO-CAP FUNDS INDEX is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP INDEX consists of the 800 smallest companies in the Russell 1000 Index. The S&P MIDCAP 400 INDEX consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The LIPPER MID-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The LIPPER SMALL-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 3000 INDEX consists of the 3,000 largest U.S. companies based on total market capitalization. The LIPPER MULTI-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification. The LIPPER INTERNATIONAL FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The MSCI EAFE INDEX is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. The MSCI AC WORLD (EX-U.S.) INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The S&P HONG KONG GEM INDEX is a float adjusted and market capitalization weighted index that does not have a fixed number of constituents. The index is calculated using a market cap-weighted methodology. This means that the index level reflects the total market value of all the component stocks relative to a particular base period. Index calculations are based on stock prices taken from the Stock Exchange of Hong Kong (SEHK).

REFERENCES TO SPECIFIC SECURITIES SHOULD NOT BE CONSTRUED AS RECOMMENDATIONS BY THE FUNDS OR THEIR ADVISOR. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS INFORMATION.

CASH FLOW MEASURES THE CASH GENERATING CAPABILITY OF A COMPANY BY ADDING NON-CASH CHARGES (E.G. DEPRECIATION) AND INTEREST TO PRETAX INCOME.

PLEASE REFER TO THE PROSPECTUS FOR SPECIAL RISKS ASSOCIATED WITH INVESTING IN THE BUFFALO FUNDS, INCLUDING, BUT NOT LIMITED TO, RISKS INVOLVED WITH INVESTMENTS IN SCIENCE AND TECHNOLOGY, FOREIGN, LOWER- OR NON-RATED SECURITIES AND SMALLER COMPANIES.

MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

QUASAR DISTRIBUTORS, LLC, DISTRIBUTOR. 5/08

--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

      As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/07 - 3/31/08). This information is unaudited.

ACTUAL EXPENSES

      The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, Jayhawk China, Large Cap, Mid Cap, Science & Technology and USA Global Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO BALANCED FUND                                          BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  945.50                  $4.96
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.90                  $5.15

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

BUFFALO HIGH YIELD FUND                                        BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  963.50                  $5.01
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.90                  $5.15

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

--------------------------------------------------------------------------------
12

BUFFALO INTERNATIONAL FUND                                     BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  937.00                  $6.25
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,018.55                  $6.51

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.29%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

BUFFALO JAYHAWK CHINA FUND                                     BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  717.30                  $7.38
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,016.40                  $8.67

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.72%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

BUFFALO LARGE CAP FUND                                         BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  864.10                  $4.89
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.75                  $5.30

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.05%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

BUFFALO MICRO CAP FUND                                         BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  707.80                  $6.40
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,017.50                  $7.57

*  EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.50%,
   MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY
   183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

BUFFALO MID CAP FUND                                           BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  799.30                  $4.54
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.95                  $5.10

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

BUFFALO SCIENCE & TECHNOLOGY FUND                              BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  789.50                  $4.56
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.90                  $5.15

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

BUFFALO SMALL CAP FUND                                         BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  784.00                  $4.50
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.95                  $5.10

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

BUFFALO USA GLOBAL FUND                                        BEGINNING                   ENDING            EXPENSES PAID DURING
                                                             ACCOUNT VALUE             ACCOUNT VALUE       PERIOD OCTOBER 1, 2007 -
                                                            OCTOBER 1, 2007            MARCH 31, 2008           MARCH 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------
Actual ......................................                  $1,000.00                  $  864.00                  $4.80
Hypothetical (5% return before expenses) ....                  $1,000.00                  $1,019.85                  $5.20

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT THE ONE-HALF YEAR PERIOD.

--------------------------------------------------------------------------------

                        ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent market value as a percentage of total investments as of March 31, 2008.

BUFFALO BALANCED FUND

 [The following table was represented as a pie chart in the printed material.]

                      Short Term Investments           1.44%
                      Convertible Bonds                6.42%
                      Common Stocks                   62.63%
                      Corporate Bonds                 29.51%

BUFFALO INTERNATIONAL FUND

 [The following table was represented as a pie chart in the printed material.]

                      Short-Term Investments          12.97%
                      Africa                           0.83%
                      Europe                          55.17%
                      The Americas                     8.93%
                      Asia                            19.58%
                      Middle East                      2.52%

BUFFALO HIGH YIELD FUND

 [The following table was represented as a pie chart in the printed material.]

                      Convertible Bonds               18.68%
                      Short Term Investments           2.38%
                      Preferred Stocks                 1.58%
                      Corporate Bonds                 74.87%
                      Convertible Preferred Stocks     2.24%
                      Common Stocks                    0.25%

BUFFALO JAYHAWK CHINA FUND

 [The following table was represented as a pie chart in the printed material.]

                      Short Term Investments           3.59%
                      Financials                       4.22%
                      Consumer Discretionary          11.24%
                      Energy                          11.35%
                      Health Care                     14.51%
                      Industrials                     12.21%
                      Consumer Staples                 5.01%
                      Utilities                       11.88%
                      Materials                        4.89%
                      Telecommunication Services       9.85%
                      Information Technology          11.25%

BUFFALO LARGE CAP FUND

 [The following table was represented as a pie chart in the printed material.]

                      Consumer Staples                 9.53%
                      Short Term Investments           1.25%
                      Health Care                     22.76%
                      Information Technology          29.46%
                      Financials                      16.76%
                      Industrials                      6.58%
                      Consumer Discretionary          13.66%

--------------------------------------------------------------------------------
14

BUFFALO MICRO CAP FUND

 [The following table was represented as a pie chart in the printed material.]

                      Short Term Investments           1.47%
                      Health Care                     20.01%
                      Consumer Discretionary          21.94%
                      Information Technology          24.97%
                      Industrials                     12.70%
                      Financials                      18.91%

BUFFALO SMALL CAP FUND

 [The following table was represented as a pie chart in the printed material.]

                      Short Term Investments           1.06%
                      Consumer Discretionary          25.35%
                      Health Care                     25.60%
                      Preferred Stocks                 0.11%
                      Information Technology          26.43%
                      Industrials                     16.06%
                      Financials                       5.39%

BUFFALO MID CAP FUND

 [The following table was represented as a pie chart in the printed material.]

                      Telecommunications Services      3.59%
                      Health Care                     25.06%
                      Consumer Discretionary          27.48%
                      Information Technology          18.05%
                      Financials                      10.52%
                      Short Term Investments           0.44%
                      Industrials                     12.65%
                      Consumer Staples                 2.21%

BUFFALO USA GLOBAL FUND

 [The following table was represented as a pie chart in the printed material.]

                      Short Term Investments           2.22%
                      Health Care                     17.33%
                      Information Technology          34.55%
                      Consumer Discretionary          19.69%
                      Materials                        1.31%
                      Consumer Staples                10.99%
                      Industrials                     10.59%
                      Financials                       3.32%

BUFFALO SCIENCE & TECHNOLOGY FUND

 [The following table was represented as a pie chart in the printed material.]

                      Consumer Discretionary           3.08%
                      Information Technology          54.34%
                      Telecommunications Services      2.69%
                      Industrials                      2.63%
                      Health Care                     35.07%
                      Short Term Investments           2.19%

--------------------------------------------------------------------------------

                             BUFFALO BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 62.13%
CONSUMER DISCRETIONARY -- 0.07%
              AUTO COMPONENTS -- 0.07%
      8,600   Modine Manufacturing Co. .................................................     $     124,614
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................           124,614
                                                                                             -------------
CONSUMER STAPLES -- 11.35%
              BEVERAGES -- 4.00%
     80,000   The Coca-Cola Co. ........................................................         4,869,600
     25,000   PepsiCo, Inc. ............................................................         1,805,000
                                                                                             -------------
                                                                                                 6,674,600
                                                                                             -------------
              FOOD & STAPLES RETAILING -- 1.76%
     40,000   Costco Wholesale Corp. ...................................................         2,598,800
     10,000   Whole Foods Market, Inc. .................................................           329,700
                                                                                             -------------
                                                                                                 2,928,500
                                                                                             -------------
              FOOD PRODUCTS -- 3.80%
     70,000   ConAgra Foods, Inc. ......................................................         1,676,500
     25,000   Del Monte Foods Co. ......................................................           238,250
     30,000   General Mills, Inc. ......................................................         1,796,400
     20,000   Kellogg Co. ..............................................................         1,051,200
     25,000   Wm. Wrigley Jr. Co. ......................................................         1,571,000
                                                                                             -------------
                                                                                                 6,333,350
                                                                                             -------------
              HOUSEHOLD PRODUCTS -- 1.79%
     30,000   Colgate-Palmolive Co. ....................................................         2,337,300
     10,000   Kimberly-Clark Corp. .....................................................           645,500
                                                                                             -------------
                                                                                                 2,982,800
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................        18,919,250
                                                                                             -------------
ENERGY -- 23.27%
              ENERGY EQUIPMENT & SERVICES -- 3.22%
     50,000   Patterson-UTI Energy, Inc. ...............................................         1,309,000
     30,000   Schlumberger Ltd. ........................................................         2,610,000
     20,000   Weatherford International Ltd.(a) ........................................         1,449,400
                                                                                             -------------
                                                                                                 5,368,400
                                                                                             -------------
              OIL & GAS -- 20.05%
     45,000   Anadarko Petroleum Corp. .................................................         2,836,350
     25,000   Apache Corp. .............................................................         3,020,500
     25,000   BP, PLC -- ADR ...........................................................         1,516,250
     70,000   ChevronTexaco Corp. ......................................................         5,975,200
     85,000   ConocoPhillips ...........................................................         6,477,850
     35,000   Exxon Mobil Corp. ........................................................         2,960,300
     25,000   Hess Corp. ...............................................................         2,204,500
     70,000   Marathon Oil Corp. .......................................................         3,192,000
     20,000   Royal Dutch Shell PLC -- ADR .............................................         1,379,600
     40,000   Suncor Energy, Inc. ......................................................         3,854,000
                                                                                             -------------
                                                                                                33,416,550
----------------------------------------------------------------------------------------------------------
              TOTAL ENERGY .............................................................        38,784,950
                                                                                             -------------

--------------------------------------------------------------------------------
16

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
FINANCIALS -- 5.03%
              COMMERCIAL BANKS -- 1.00%
     25,000   Marshall & Ilsley Corp. ..................................................     $     580,000
     35,000   Wilmington Trust Corp. ...................................................         1,088,500
                                                                                             -------------
                                                                                                 1,668,500
                                                                                             -------------
              INSURANCE -- 4.03%
     50,000   The Allstate Corp. .......................................................         2,403,000
     45,000   The Chubb Corp. ..........................................................         2,226,600
     55,000   Cincinnati Financial Corp. ...............................................         2,092,200
                                                                                             -------------
                                                                                                 6,721,800
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         8,390,300
                                                                                             -------------
HEALTH CARE-- 7.06%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 0.69%
     20,000   Baxter International, Inc. ...............................................         1,156,400
                                                                                             -------------
              PHARMACEUTICALS -- 6.37%
     60,000   Abbott Laboratories ......................................................         3,309,000
     30,000   Eli Lilly & Co. ..........................................................         1,547,700
     35,000   GlaxoSmithKline, PLC -- ADR ..............................................         1,485,050
     40,000   Johnson & Johnson ........................................................         2,594,800
     40,000   Wyeth ....................................................................         1,670,400
                                                                                             -------------
                                                                                                10,606,950
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................        11,763,350
                                                                                             -------------
INDUSTRIALS -- 8.24%
              AEROSPACE & DEFENSE -- 3.61%
     10,000   The Boeing Co. ...........................................................           743,700
     20,000   Lockheed Martin Corp. ....................................................         1,986,000
     20,000   Northrop Grumman Corp. ...................................................         1,556,200
     25,000   United Technologies Corp. ................................................         1,720,500
                                                                                             -------------
                                                                                                 6,006,400
                                                                                             -------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.10%
    100,000   Pitney Bowes, Inc. .......................................................         3,502,000
                                                                                             -------------
              INDUSTRIAL CONGLOMERATES -- 2.53%
    100,000   General Electric Co. .....................................................         3,701,000
     10,000   ITT Corp. ................................................................           518,100
                                                                                             -------------
                                                                                                 4,219,100
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS                                                                 13,727,500
                                                                                             -------------
INFORMATION TECHNOLOGY -- 5.76%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 3.71%
    100,000   Applied Materials, Inc. ..................................................         1,951,000
    200,000   Intel Corp. ..............................................................         4,236,000
                                                                                             -------------
                                                                                                 6,187,000
                                                                                             -------------
              SOFTWARE -- 2.05%
    120,000   Microsoft Corp. ..........................................................         3,405,600
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................         9,592,600
                                                                                             -------------

--------------------------------------------------------------------------------

                              BUFFALO BALANCED FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
MATERIALS -- 0.88%
              CHEMICALS -- 0.56%
     20,000   E.I. du Pont de Nemours & Co. ............................................     $     935,200
                                                                                             -------------
              METALS & MINING -- 0.32%
     15,000   Alcoa, Inc. ..............................................................           540,900
----------------------------------------------------------------------------------------------------------
              TOTAL MATERIALS ..........................................................         1,476,100
                                                                                             -------------
UTILITIES -- 0.47%
              ELECTRIC UTILITIES -- 0.47%
     25,000   OGE Energy Corp. .........................................................           779,250
----------------------------------------------------------------------------------------------------------
              TOTAL UTILITIES ..........................................................           779,250
                                                                                             -------------

TOTAL COMMON STOCKS ....................................................................       103,557,914
----------------------------------------------------------------------------------------------------------
(COST $75,976,413)

CONVERTIBLE BONDS -- 6.37%
CONSUMER DISCRETIONARY -- 4.85%
              HOTELS RESTAURANTS & LEISURE -- 0.91%
              Magna Entertainment Corp.
 $3,000,000   7.250%, 12/15/2009 .......................................................         1,515,000
                                                                                             -------------
              MEDIA -- 3.94%
              Lions Gate Entertainment Corp.
  3,500,000   2.938%, 10/15/2024 .......................................................         3,661,875
  3,000,000   3.625%, 03/15/2025 .......................................................         2,898,750
                                                                                             -------------
                                                                                                 6,560,625
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY                                                       8,075,625
                                                                                             -------------
HEALTH CARE-- 1.52%
              BIOTECHNOLOGY -- 1.52%
              Amylin Pharmaceuticals, Inc.
  2,300,000   2.500%, 04/15/2011 .......................................................         2,535,750
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................         2,535,750
                                                                                             -------------

TOTAL CONVERTIBLE BONDS ................................................................        10,611,375
----------------------------------------------------------------------------------------------------------
(COST $11,711,405)

CORPORATE BONDS -- 29.28%
CONSUMER DISCRETIONARY -- 10.27%
              AUTOMOBILES -- 2.19%
              Ford Motor Credit Company
  4,000,000   7.375%, 10/28/2009 .......................................................         3,645,820
                                                                                             -------------
              HOTELS RESTAURANTS & LEISURE -- 2.40%
              Circus Circus
  2,000,000   7.625%, 07/15/2013 .......................................................         1,855,000
              Isle of Capri Casinos
  3,000,000   7.000%, 03/01/2014 .......................................................         2,152,500
                                                                                             -------------
                                                                                                 4,007,500
                                                                                             -------------

--------------------------------------------------------------------------------
18

FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
              LEISURE EQUIPMENT & PRODUCTS -- 0.84%
              Eastman Kodak Co.
 $1,000,000   7.250%, 11/15/2013 .......................................................     $     960,000
              Mikohn Gaming Corp.
    461,000   11.875%, 08/15/2008. .....................................................           441,984
                                                                                             -------------
                                                                                                 1,401,984
                                                                                             -------------
              MEDIA -- 0.06%
              Fisher Communications, Inc.
    100,000   8.625%, 09/15/2014 .......................................................           101,500
                                                                                             -------------
              SPECIALTY RETAIL -- 2.91%
              FTD, Inc.
  4,000,000   7.750%, 02/15/2014 .......................................................         3,540,000
              United Auto Group, Inc.
  1,500,000   7.750%, 12/15/2016 .......................................................         1,305,000
                                                                                             -------------
                                                                                                 4,845,000
                                                                                             -------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.87%
              Interface, Inc.
  3,000,000   9.500%, 02/01/2014 .......................................................         3,120,000
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................        17,121,804
                                                                                             -------------
CONSUMER STAPLES -- 5.04%
              FOOD PRODUCTS -- 3.89%
              Pilgrims Pride Corp.
  4,000,000   8.375%, 05/01/2017 .......................................................         3,540,000
              Smithfield Foods, Inc.
  3,000,000   7.750%, 07/01/2017 .......................................................         2,940,000
                                                                                             -------------
                                                                                                 6,480,000
                                                                                             -------------
              PERSONAL PRODUCTS -- 1.15%
              Elizabeth Arden, Inc.
  2,000,000   7.750%, 01/15/2014 .......................................................         1,910,000
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................         8,390,000
                                                                                             -------------
ENERGY -- 5.93%
              OIL & GAS -- 3.16%
              United Refining Co.
  5,300,000   10.500%, 08/15/2012 ......................................................         5,273,500
                                                                                             -------------
              OIL, GAS & CONSUMABLE FUELS -- 2.77%
              Swift Energy Co.
  5,000,000   7.125%, 06/01/2017 .......................................................         4,612,500
----------------------------------------------------------------------------------------------------------
              TOTAL ENERGY .............................................................         9,886,000
                                                                                             -------------
HEALTH CARE -- 4.77%
              HEALTH CARE PROVIDERS & SERVICES -- 2.36%
              Carriage Services, Inc.
  3,000,000   7.875%, 01/15/2015 .......................................................         2,932,500
              Psychiatric Solutions, Inc.
  1,000,000   7.750%, 07/15/2015 .......................................................         1,000,000
                                                                                             -------------
                                                                                                 3,932,500
                                                                                             -------------

--------------------------------------------------------------------------------

                              BUFFALO BALANCED FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
              PHARMACEUTICALS -- 2.41%
              Warner Chilcott Corp.
 $4,000,000   8.750%, 02/01/2015 .......................................................     $   4,020,000
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................         7,952,500
                                                                                             -------------
INDUSTRIALS -- 3.27%
              COMMERCIAL SERVICES & SUPPLIES -- 2.68%
              Greenbrier Companies, Inc.
  1,500,000   8.375%, 05/15/2015 .......................................................         1,417,500
              Iron Mountain, Inc.
  3,000,000   8.625%, 04/01/2013 .......................................................         3,045,000
                                                                                             -------------
                                                                                                 4,462,500
                                                                                             -------------
              DIVERSIFIED MANUFACTURING -- 0.59%
              Blount, Inc.
  1,000,000   8.875%, 08/01/2012 .......................................................           987,500
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................         5,450,000
                                                                                             -------------
TOTAL CORPORATE BONDS ..................................................................        48,800,304
----------------------------------------------------------------------------------------------------------
(COST $50,539,980)

SHORT TERM INVESTMENTS -- 1.43%
INVESTMENT COMPANIES -- 0.83%
    229,429   Fidelity Institutional Money Market Portfolio ............................           229,429
  1,145,127   SEI Daily Income Trust Treasury II Fund -- Class B .......................         1,145,127
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................         1,374,556
                                                                                             -------------
U.S. TREASURY BILLS -- 0.60%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 0.40%
  1,008,000   1.57%, 04/03/2008 ........................................................         1,007,912
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ................................................         1,007,912
                                                                                             -------------
TOTAL SHORT TERM INVESTMENTS ...........................................................         2,382,468
----------------------------------------------------------------------------------------------------------
(COST $2,382,468)

TOTAL INVESTMENTS -- 99.21% ............................................................       165,352,061
(COST $140,610,266)

Other Assets in Excess of Liabilities -- 0.79% .........................................         1,308,816
                                                                                             -------------
TOTAL NET ASSETS -- 100.00% ............................................................     $ 166,660,877
                                                                                             =============

    ADR -- AMERICAN DEPOSITARY RECEIPT
    PLC -- PUBLIC LIMITED COMPANY
(A) FOREIGN ISSUED SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
20

                             BUFFALO HIGH YIELD FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS-- 0.25%
ENERGY -- 0.25%
              ENERGY EQUIPMENT & SERVICES -- 0.25%
     17,025   Eagle Geophysical, Inc.(a)(b) ............................................     $     374,550
----------------------------------------------------------------------------------------------------------
              TOTAL ENERGY .............................................................           374,550
                                                                                             -------------
MEDIA -- 0.00%
              SPECIAL PURPOSE ENTITY -- 0.00%
      7,250   Adelphia Recovery Trust Escrow(a)(b) .....................................                 0
    725,000   Adelphia Recovery Trust(a)(b) ............................................                 0
----------------------------------------------------------------------------------------------------------
              TOTAL MEDIA ..............................................................                 0
                                                                                             -------------

TOTAL COMMON STOCKS ....................................................................           374,550
----------------------------------------------------------------------------------------------------------
(COST $719,125)

CONVERTIBLE PREFERRED STOCKS -- 2.20%
FINANCIALS -- 2.20%
              COMMERCIAL BANKS -- 2.20%
    118,200   Boston Private Capital Trust I (a) .......................................         3,324,375
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         3,324,375
                                                                                             -------------

TOTAL CONVERTIBLE PREFERRED STOCKS .....................................................         3,324,375
----------------------------------------------------------------------------------------------------------
(COST $5,842,000)

PREFERRED STOCKS -- 1.55%
FINANCIALS --1.55%
              REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.55%
    125,000   Firstservice Corp. .......................................................         2,343,750
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         2,343,750
                                                                                             -------------
TOTAL PREFERRED STOCKS .................................................................         2,343,750
----------------------------------------------------------------------------------------------------------
(COST $2,656,250)

CONVERTIBLE BONDS -- 18.34%
CONSUMER DISCRETIONARY -- 8.17%
              LEISURE EQUIPMENT & PRODUCTS -- 3.67%
              WMS Industries, Inc.
 $2,000,000   2.750%, 07/15/2010 .......................................................         5,555,000
                                                                                             -------------
              MEDIA -- 4.50%
              Lions Gate Entertainment Corp.
  6,500,000   2.938%, 10/15/2024 .......................................................         6,800,625
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................        12,355,625
                                                                                             -------------
FINANCIALS --1.20%
              COMMERCIAL BANKS -- 1.20%
              Privatebancorp, Inc.
  1,900,000   3.625%, 03/15/2027 .......................................................         1,819,250
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         1,819,250
                                                                                             -------------

--------------------------------------------------------------------------------

                             BUFFALO HIGH YIELD FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE-- 2.67%
              BIOTECHNOLOGY -- 2.67%
              Amylin Pharmaceuticals, Inc.
 $3,655,000   2.500%, 04/15/2011 .......................................................     $   4,029,637
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................         4,029,637
                                                                                             -------------
INDUSTRIALS-- 3.10%
              AIRLINES -- 3.10%
              JetBlue Airways Corp.
  6,030,000   3.750%, 03/15/2035 .......................................................         4,688,325
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................         4,688,325
                                                                                             -------------
INFORMATION TECHNOLOGY -- 3.20%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 3.20%
              Fairchild Semiconductor International
  4,830,000   5.000%, 11/01/2008 .......................................................         4,836,038
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................         4,836,038
                                                                                             -------------

TOTAL CONVERTIBLE BONDS ................................................................        27,728,875
----------------------------------------------------------------------------------------------------------
(COST $24,670,178)

CORPORATE BONDS -- 73.53%
CONSUMER DISCRETIONARY -- 34.93%
              AUTOMOBILES -- 2.83%
              Ford Motor Credit Company
  4,700,000   7.375%, 10/28/2009 .......................................................         4,283,838
                                                                                             -------------
              HOTELS RESTAURANTS & LEISURE -- 8.39%
              Circus Circus
  3,100,000   7.625%, 07/15/2013 .......................................................         2,875,250
              Isle of Capri Casinos
  4,025,000   7.000%, 03/01/2014 .......................................................         2,887,937
              Las Vegas Sands Corp.
    925,000   6.375%, 02/15/2015 .......................................................           820,937
              MGM Mirage
    180,000   8.375%, 02/01/2011 .......................................................           181,350
              Pinnacle Entertainment, Inc.
  2,685,000   8.250%, 03/15/2012 .......................................................         2,544,038
              Royal Caribbean Cruises Ltd.
  3,950,000   7.500%, 10/15/2027 .......................................................         3,370,938
                                                                                             -------------
                                                                                                12,680,450
                                                                                             -------------
              HOUSEHOLD DURABLES -- 4.30%
              Jarden Corp.
  2,000,000   7.500%, 05/01/2017 .......................................................         1,760,000
              Rent-A-Center, Inc.
  5,100,000   7.500%, 05/01/2010 .......................................................         4,743,000
                                                                                             -------------
                                                                                                 6,503,000
                                                                                             -------------
              LEISURE EQUIPMENT & PRODUCTS -- 1.36%
              Mikohn Gaming Corp.
  2,141,000   11.875%, 08/15/2008 ......................................................         2,052,684
                                                                                             -------------

--------------------------------------------------------------------------------
22

FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
              MEDIA -- 0.12%
              Fisher Communications, Inc.
   $175,000   8.625%, 09/15/2014 .......................................................     $     177,625
                                                                                             -------------
              SPECIALTY RETAIL -- 8.30%
              Autonation, Inc.
  2,000,000   7.000%, 04/15/2014 .......................................................         1,785,000
              FTD, Inc.
  4,150,000   7.750%, 02/15/2014 .......................................................         3,672,750
              Group 1 Automotive, Inc.
  1,840,000   8.250%, 08/15/2013 .......................................................         1,738,800
              GSC Holdings Corp.
  1,770,000   8.000%, 10/01/2012 .......................................................         1,880,625
              United Auto Group, Inc.
  4,000,000   7.750%, 12/15/2016 .......................................................         3,480,000
                                                                                             -------------
                                                                                                12,557,175
                                                                                             -------------
              TEXTILES, APPAREL & LUXURY GOODS -- 8.47%
              Interface, Inc.
  2,250,000   10.375%, 02/01/2010 ......................................................         2,362,500
  3,570,000   9.500%, 02/01/2014 .......................................................         3,712,800
              Oxford Industries, Inc.
  3,820,000   8.875%, 06/01/2011 .......................................................         3,648,100
              Phillips Van-Heusen
  3,120,000   7.750%, 11/15/2023 .......................................................         3,090,073
                                                                                             -------------
                                                                                                12,813,473
                                                                                             -------------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.16%
              Rogers Wireless, Inc.
  1,665,000   7.500%, 03/15/2015 .......................................................         1,751,627
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................        52,819,872
                                                                                             -------------
CONSUMER STAPLES -- 9.99%
              BEVERAGES -- 1.34%
              Constellation Brands, Inc.
  2,000,000   8.125%, 01/15/2012 .......................................................         2,030,000
                                                                                             -------------
              FOOD & STAPLES RETAILING -- 1.17%
              Pantry, Inc.
  2,000,000   7.750%, 02/15/2014 .......................................................         1,770,000
                                                                                             -------------
              FOOD PRODUCTS -- 4.01%
              Pilgrims Pride Corp.
  3,800,000   8.375%, 05/01/2017 .......................................................         3,363,000
              Smithfield Foods, Inc.
  2,750,000   7.750%, 07/01/2017 .......................................................         2,695,000
                                                                                             -------------
                                                                                                 6,058,000
                                                                                             -------------
              HOUSEHOLD PRODUCTS -- 1.99%
              Prestige Brands, Inc.
  3,100,000   9.250%, 04/15/2012 .......................................................         3,007,000
                                                                                             -------------
              PERSONAL PRODUCTS -- 1.48%
              Elizabeth Arden, Inc.
  2,350,000   7.750%, 01/15/2014 .......................................................         2,244,250
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................        15,109,250
                                                                                             -------------

--------------------------------------------------------------------------------

                             BUFFALO HIGH YIELD FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
ENERGY -- 7.98%
              OIL & GAS -- 7.98%
              Inergy L.P./Inergy Finance Corp.
 $3,600,000   6.875%, 12/15/2014 .......................................................     $   3,528,000
    600,000   8.250%, 03/01/2016 .......................................................           616,500
              Susser Holdings LLC
  1,050,000   10.625%, 12/15/2013 (15.313, 12/15/2009) .................................         1,084,125
              The Premcor Refining Group, Inc.
  2,530,000   7.500%, 06/15/2015 .......................................................         2,649,393
              United Refining Co.
  4,200,000   10.500%, 08/15/2012 ......................................................         4,179,000
----------------------------------------------------------------------------------------------------------
              TOTAL ENERGY .............................................................        12,057,018
                                                                                             -------------
HEALTH CARE -- 6.49%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 0.76%
              Cooper Cos, Inc.
  1,200,000   7.125%, 02/15/2015 .......................................................         1,146,000
                                                                                             -------------
              HEALTH CARE PROVIDERS & SERVICES -- 3.12%
              Carriage Services, Inc.
  3,000,000   7.875%, 01/15/2015 .......................................................         2,932,500
              Davita, Inc.
  1,000,000   7.250%, 03/15/2015 .......................................................           980,000
              Psychiatric Solutions, Inc.
    800,000   7.750%, 07/15/2015 .......................................................           800,000
                                                                                             -------------
                                                                                                 4,712,500
                                                                                             -------------
              PHARMACEUTICALS -- 2.61%
              Warner Chilcott Corp.
  3,936,000   8.750%, 02/01/2015 .......................................................         3,955,680
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................         9,814,180
                                                                                             -------------
INDUSTRIALS -- 13.39%
              COMMERCIAL SERVICES & SUPPLIES -- 11.36%
              Allied Waste North America
  3,600,000   7.875%, 04/15/2013 .......................................................         3,721,500
              Education Mgmt Llc
  3,805,000   8.750%, 06/01/2014 .......................................................         3,234,250
              FTI Consulting, Inc.
    500,000   7.750%, 10/01/2016 .......................................................           520,000
              Greenbrier Companies, Inc.
  2,715,000   8.375%, 05/15/2015 .......................................................         2,565,675
              Iron Mountain, Inc.
  1,350,000   8.625%, 04/01/2013 .......................................................         1,370,250
  4,875,000   7.750%, 01/15/2015 .......................................................         4,923,750
              Mobile Mini, Inc.
  1,000,000   6.875%, 05/01/2015 .......................................................           835,000
                                                                                             -------------
                                                                                                17,170,425
                                                                                             -------------
              DIVERSIFIED MANUFACTURING -- 1.44%
              Blount, Inc.
  2,210,000   8.875%, 08/01/2012 .......................................................         2,182,375
                                                                                             -------------
              MACHINERY -- 0.59%
              American Railcar Inds, Inc.
  1,000,000   7.500%, 03/01/2014 .......................................................           885,000
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................        20,237,800
                                                                                             -------------

--------------------------------------------------------------------------------
24

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.16%
              TRANSPORTATION EQUIPMENT -- 0.16%
              Transdigm, Inc.
   $235,000   7.750%, 07/15/2014 .......................................................     $     236,175
----------------------------------------------------------------------------------------------------------
              TOTAL MANUFACTURING ......................................................           236,175
                                                                                             -------------
SERVICES -- 0.59%
              BUSINESS SERVICES -- 0.59%
              Lamar Media Corp.
  1,000,000   6.625%, 08/15/2015 .......................................................           885,000
----------------------------------------------------------------------------------------------------------
              TOTAL SERVICES ...........................................................           885,000
                                                                                             -------------

TOTAL CORPORATE BONDS ..................................................................       111,159,295
----------------------------------------------------------------------------------------------------------
(COST $115,606,645)

SHORT TERM INVESTMENTS -- 2.34%
INVESTMENT COMPANIES -- 0.18%
    270,140   SEI Daily Income Trust Treasury II Fund -- Class B .......................           270,140
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................           270,140
                                                                                             -------------
U.S. TREASURY BILLS -- 2.16%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 2.16%
  1,286,000   1.57%, 04/03/2008 ........................................................         1,285,888
  1,977,000   0.37%, 04/10/2008 ........................................................         1,976,816
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ................................................         3,262,704
                                                                                             -------------

TOTAL SHORT TERM INVESTMENTS ...........................................................         3,532,844
----------------------------------------------------------------------------------------------------------
(COST $3,532,844)

TOTAL INVESTMENTS -- 98.21% ............................................................       148,463,689
                                                                                             -------------
(COST $153,027,042)

Other Assetsin Excess of Liabilities -- 1.79% ..........................................         2,712,054
                                                                                             -------------
TOTAL NET ASSETS -- 100.00% ............................................................     $ 151,175,743
                                                                                             =============

(A) NON INCOME PRODUCING
(B) FAIR VALUED SECURITY. THE TOTAL VALUE OF THIS SECURITY AMOUNTED TO $374,550 (0.25% OF NET ASSETS) AT MARCH 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           BUFFALO INTERNATIONAL FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 85.76%
AUSTRIA -- 1.05%
              OIL & GAS -- 1.05%
      3,500   OMV AG ...................................................................     $     231,331
----------------------------------------------------------------------------------------------------------
              TOTAL AUSTRIA ............................................................           231,331
                                                                                             -------------
BERMUDA -- 0.72%
              CAPITAL MARKETS -- 0.72%
      6,500   Invesco Ltd. .............................................................           158,340
----------------------------------------------------------------------------------------------------------
              TOTAL BERMUDA ............................................................           158,340
                                                                                             -------------
BRAZIL -- 5.43%
              DIVERSIFIED FINANCIAL SERVICES -- 2.23%
     14,000   Bolsa de Mercadorias e Futuros ...........................................           127,657
     27,000   Bovespa Holding SA .......................................................           363,909
                                                                                             -------------
                                                                                                   491,566
                                                                                             -------------
              IT SERVICES -- 1.96%
     26,000   Redecard SA ..............................................................           432,518
                                                                                             -------------
              WATER UTILITIES -- 1.24%
      2,500   Companhia de Saneamento Basico do Estado de Sao Paulo -- SABESP -- ADR ...           110,825
     11,000   Companhia de Saneamento de Minas Gerais -- Copasa MG .....................           161,737
                                                                                             -------------
                                                                                                   272,562
----------------------------------------------------------------------------------------------------------
              TOTAL BRAZIL .............................................................         1,196,646
                                                                                             -------------
CANADA -- 0.31%
              METALS & MINING -- 0.31%
      1,000   Cameco Corporation .......................................................            32,940
      1,500   Harry Winston Diamond Corp. ..............................................            35,865
----------------------------------------------------------------------------------------------------------
              TOTAL CANADA .............................................................            68,805
                                                                                             -------------
CHINA -- 7.76%
              CONSTRUCTION & ENGINEERING -- 0.55%
    200,000   Baoye Group Co. Ltd. .....................................................           122,323
                                                                                             -------------
              EMPLOYMENT AGENCIES -- 1.10%
     14,900   51job, Inc. -- ADR(a) ....................................................           242,125
                                                                                             -------------
              FOOD & STAPLES RETAILING -- 0.73%
     11,800   China Nepstar Chain Drugstore Ltd. -- ADR(a) .............................           160,480
                                                                                             -------------
              FOOD PRODUCTS -- 5.37%
    516,825   Chaoda Modern Agriculture (Holdings) Ltd. ................................           590,359
    531,000   China Green (Holdings) Ltd. ..............................................           592,335
                                                                                             -------------
                                                                                                 1,182,694
----------------------------------------------------------------------------------------------------------
              TOTAL CHINA ..............................................................         1,707,622
                                                                                             -------------
DENMARK -- 1.00%
              ELECTRICAL EQUIPMENT -- 1.00%
      2,000   Vestas Wind System A/S(a) ................................................           220,153
----------------------------------------------------------------------------------------------------------
              TOTAL DENMARK ............................................................           220,153
                                                                                             -------------

--------------------------------------------------------------------------------
26

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
FINLAND -- 1.13%
              COMMUNICATIONS EQUIPMENT -- 1.13%
      7,800   Nokia Oyj -- ADR .........................................................     $     248,274
----------------------------------------------------------------------------------------------------------
              TOTAL FINLAND ............................................................           248,274
                                                                                             -------------
FRANCE -- 10.60%
              AUTOMOBILES -- 0.77%
      2,200   PSA Peugeot Citroen ......................................................           170,740
                                                                                             -------------
              ENERGY EQUIPMENT & SERVICES -- 0.35%
      1,000   Technip SA ...............................................................            77,897
                                                                                             -------------
              MACHINERY -- 1.76%
      1,600   Vallourec SA .............................................................           388,069
                                                                                             -------------
              MULTI-UTILITIES -- 2.35%
      7,400   Veolia Environnement -- ADR ..............................................           517,482
                                                                                             -------------
              OIL & GAS -- 0.34%
      1,000   Total SA -- ADR ..........................................................            74,010
                                                                                             -------------
              SOFTWARE -- 3.26%
      8,500   Dassault Systemes S.A. ...................................................           494,267
      2,600   UbiSoft Entertainment SA(a) ..............................................           223,962
                                                                                             -------------
                                                                                                   718,229
                                                                                             -------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.77%
      3,500   LVMH Moet Hennessy Louis Vuitton SA ......................................           389,369
----------------------------------------------------------------------------------------------------------
              TOTAL FRANCE .............................................................         2,335,796
                                                                                             -------------
GERMANY -- 17.36%
              CHEMICALS -- 5.63%
      7,700   Bayer AG .................................................................           617,230
      3,000   Wachker Chemie AG ........................................................           622,536
                                                                                             -------------
                                                                                                 1,239,766
                                                                                             -------------
              ELECTRICAL EQUIPMENT -- 2.66%
      9,200   SGL Carbon AG(a) .........................................................           585,350
                                                                                             -------------
              HOUSEHOLD PRODUCTS -- 2.19%
     11,400   Henkel KGaA ..............................................................           483,609
                                                                                             -------------
              INDUSTRIAL CONGLOMERATES -- 1.63%
      3,300   Siemens AG -- ADR ........................................................           359,502
                                                                                             -------------
              PHARMACEUTICALS -- 2.03%
      3,600   Merck KGaA ...............................................................           446,961
                                                                                             -------------
              SOFTWARE -- 1.48%
      6,600   SAP AG -- ADR ............................................................           327,162
                                                                                             -------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.74%
      5,800   Adidas AG ................................................................           383,524
----------------------------------------------------------------------------------------------------------
              TOTAL GERMANY ............................................................         3,825,874
                                                                                             -------------
GUERNSEY --1.66%
              SOFTWARE -- 1.66%
     12,900   Amdocs Ltd.(a) ...........................................................           365,844
----------------------------------------------------------------------------------------------------------
              TOTAL GUERNSEY ...........................................................           365,844
                                                                                             -------------

--------------------------------------------------------------------------------

                           BUFFALO INTERNATIONAL FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HONG KONG -- 1.39%
              INDUSTRIAL CONGLOMERATES -- 0.93%
    410,000   Guangdong Investment Ltd. ................................................     $     205,427
                                                                                             -------------
              REAL ESTATE -- 0.46%
      7,000   Cheung Kong (Holdings) Ltd. ..............................................           100,778
----------------------------------------------------------------------------------------------------------
              TOTAL HONG KONG ..........................................................           306,205
                                                                                             -------------
INDIA -- 1.92%
              PHARMACEUTICALS -- 1.92%
     29,300   Dr. Reddy's Laboratories Ltd. -- ADR .....................................           424,264
----------------------------------------------------------------------------------------------------------
              TOTAL INDIA ..............................................................           424,264
                                                                                             -------------
ISRAEL -- 2.51%
              PHARMACEUTICALS -- 2.51%
     12,000   Teva Pharmaceutical Industries Ltd. -- ADR ...............................           554,280
----------------------------------------------------------------------------------------------------------
              TOTAL ISRAEL .............................................................           554,280
                                                                                             -------------
JAPAN -- 2.77%
              COMMERCIAL SERVICES & SUPPLIES -- 0.78%
      3,500   SECOM CO., LTD. ..........................................................           172,217
                                                                                             -------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.99%
      3,300   HOYA .....................................................................            77,972
     23,000   Nippon Electric Glass Co., Ltd. ..........................................           361,212
                                                                                             -------------
                                                                                                   439,184
----------------------------------------------------------------------------------------------------------
              TOTAL JAPAN ..............................................................           611,401
                                                                                             -------------
LUXEMBOURG -- 2.39%
              ENERGY EQUIPMENT & SERVICES -- 0.93%
      4,100   Tenaris S.A. -- ADR ......................................................           204,385
                                                                                             -------------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.46%
      3,400   Millicom International Cellular S.A.(a) ..................................           321,470
----------------------------------------------------------------------------------------------------------
              TOTAL LUXEMBOURG .........................................................           525,855
                                                                                             -------------
MALAYSIA -- 0.20%
              INDUSTRIAL CONGLOMERATES -- 0.20%
     15,000   Sime Darby Berhad ........................................................            43,849
----------------------------------------------------------------------------------------------------------
              TOTAL MALAYSIA ...........................................................            43,849
                                                                                             -------------
MEXICO -- 1.07%
              WIRELESS TELECOMMUNICATION SERVICES -- 1.07%
      3,700   America Movil SAB de C.V. -- ADR .........................................           235,653
----------------------------------------------------------------------------------------------------------
              TOTAL MEXICO .............................................................           235,653
                                                                                             -------------

--------------------------------------------------------------------------------
28

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
NETHERLANDS -- 2.35%
              DIVERSIFIED FINANCIAL SERVICES -- 1.17%
      6,900   ING Groep N.V. -- ADR ....................................................     $     257,853
                                                                                             -------------
              HOUSEHOLD DURABLES -- 1.18%
      6,800   Koninklijke (Royal) Philips Electronics N.V. -- ADR ......................           260,712
----------------------------------------------------------------------------------------------------------
              TOTAL NETHERLANDS ........................................................           518,565
                                                                                             -------------
NORWAY -- 0.76%
              COMMERCIAL SERVICES & SUPPLIES -- 0.76%
     22,000   Tomra Systems ASA ........................................................           167,054
----------------------------------------------------------------------------------------------------------
              TOTAL NORWAY .............................................................           167,054
                                                                                             -------------
REPUBLIC OF KOREA (SOUTH) -- 0.20%
              WIRELESS TELECOMMUNICATION SERVICES -- 0.20%
      2,000   SK Telecom Co., Ltd. -- ADR(a) ...........................................            43,220
----------------------------------------------------------------------------------------------------------
              TOTAL REPUBLIC OF KOREA (SOUTH) ..........................................            43,220
                                                                                             -------------
SINGAPORE -- 4.30%
              COMMERCIAL SERVICES & SUPPLIES -- 0.17%
    100,000   Bio-Treat Technology Ltd. ................................................            36,856
                                                                                             -------------
              DIVERSIFIED FINANCIAL SERVICES -- 1.18%
     15,500   Jardine Strategic Holdings Ltd.(a) .......................................           260,710
                                                                                             -------------
              HOTELS RESTAURANTS & LEISURE -- 1.90%
    220,000   Mandarin Oriental International Ltd. .....................................           418,915
                                                                                             -------------
              MACHINERY -- 1.05%
    105,000   Hyflux Ltd. ..............................................................           231,755
----------------------------------------------------------------------------------------------------------
              TOTAL SINGAPORE ..........................................................           948,236
                                                                                             -------------
SOUTH AFRICA -- 0.83%
              WIRELESS TELECOMMUNICATION SERVICES -- 0.83%
     12,000   MTN Group Ltd. ...........................................................           182,417
----------------------------------------------------------------------------------------------------------
              TOTAL SOUTH AFRICA .......................................................           182,417
                                                                                             -------------
SPAIN -- 5.97%
              COMMERCIAL BANKS -- 1.98%
     21,900   Banco Santander SA -- ADR ................................................           436,686
                                                                                             -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.17%
     10,900   Telvent GIT, S.A .........................................................           257,785
                                                                                             -------------
              DIVERSIFIED FINANCIAL SERVICES -- 2.82%
     12,700   Bolsas y Mercados Espanoles ..............................................           620,264
----------------------------------------------------------------------------------------------------------
              TOTAL SPAIN ..............................................................         1,314,735
                                                                                             -------------
SWEDEN -- 0.79%
              COMMUNICATIONS EQUIPMENT -- 0.79%
      8,900   Telefonaktiebolaget LM Ericsson -- ADR ...................................           174,885
----------------------------------------------------------------------------------------------------------
              TOTAL SWEDEN .............................................................           174,885
                                                                                             -------------

--------------------------------------------------------------------------------

                           BUFFALO INTERNATIONAL FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.71%
              CAPITAL MARKETS -- 3.94%
      5,600   Credit Suisse Group -- ADR ...............................................     $     284,928
      7,900   Julius Baer Holding AG ...................................................           583,136
                                                                                             -------------
                                                                                                   868,064
                                                                                             -------------
              CHEMICALS -- 1.06%
      4,000   Syngenta AG -- ADR .......................................................           234,040
                                                                                             -------------
              FOOD PRODUCTS -- 1.13%
        500   Nestle SA ................................................................           249,921
                                                                                             -------------
              MANAGEMENT CONSULTING SERVICES -- 0.58%
      4,700   ABB Ltd. -- ADR ..........................................................           126,524
----------------------------------------------------------------------------------------------------------
              TOTAL SWITZERLAND ........................................................         1,478,549
                                                                                             -------------
TAIWAN -- 0.99%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.99%
     21,200   Taiwan Semiconductor Manufacturing Company Ltd. -- ADR ...................           217,724
----------------------------------------------------------------------------------------------------------
              TOTAL TAIWAN .............................................................           217,724
                                                                                             -------------
UNITED KINGDOM -- 3.26%
              BEVERAGES -- 2.03%
      5,500   Diageo plc -- ADR ........................................................           447,260
                                                                                             -------------
              COMMERCIAL SERVICES & SUPPLIES -- 0.46%
     14,000   Experian Group Ltd. ......................................................           102,048
                                                                                             -------------
              FOOD PRODUCTS -- 0.10%
        500   Cadbury Schweppes plc -- ADR .............................................            22,110
                                                                                             -------------
              SOFTWARE -- 0.67%
      3,000   NDS Group plc -- ADR(a) ..................................................           146,610
----------------------------------------------------------------------------------------------------------
              TOTAL UNITED KINGDOM .....................................................           718,028
                                                                                             -------------
UNITED STATES -- 0.34%
              AUTO COMPONENTS -- 0.34%
      1,500   Autoliv, Inc. ............................................................            75,300
----------------------------------------------------------------------------------------------------------
              TOTAL UNITED STATES ......................................................            75,300
                                                                                             -------------

TOTAL COMMON STOCKS ....................................................................        18,898,905
----------------------------------------------------------------------------------------------------------
(COST $20,030,908)

--------------------------------------------------------------------------------
30

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.04%
BRAZIL -- 1.04%
              OIL & GAS -- 1.04%
      2,700   Petroleo Brasileiro S.A. .................................................     $     228,663
----------------------------------------------------------------------------------------------------------
              TOTAL BRAZIL .............................................................           228,663
                                                                                             -------------

TOTAL PREFERRED STOCKS .................................................................           228,663
----------------------------------------------------------------------------------------------------------
(COST $227,211)

SHORT TERM INVESTMENTS -- 12.93%
INVESTMENT COMPANIES -- 8.98%
    980,296   Fidelity Institutional Money Market Portfolio ............................           980,296
  1,000,000   SEI Daily Income Trust Treasury II Fund -- Class B .......................         1,000,000
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................         1,980,296
                                                                                             -------------
U.S. TREASURY BILLS -- 3.95%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 3.95%
    487,000   1.55%, 04/03/2008 ........................................................           486,957
    383,000   1.41%, 04/10/2008 ........................................................           382,865
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ................................................           869,822
                                                                                             -------------

TOTAL SHORT TERM INVESTMENTS ...........................................................         2,850,118
----------------------------------------------------------------------------------------------------------
(COST $2,850,118)

TOTAL INVESTMENTS -- 99.73% ............................................................        21,977,686
(COST $23,108,237)

Other Assets in Excess of Liabilities -- 0.27% .........................................            60,272
                                                                                             -------------
TOTAL NET ASSETS -- 100.00% ............................................................     $  22,037,958
                                                                                             =============

(A) ADR -- AMERICAN DEPOSITARY RECEIPT
(B) NON INCOME PRODUCING

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                           BUFFALO JAYHAWK CHINA FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.56%
CONSUMER DISCRETIONARY -- 11.03%
              AUTO COMPONENTS -- 1.47%
  3,620,000   Launch Tech Company Ltd. -- Class H ......................................     $     432,578
                                                                                             -------------
              AUTOMOBILES -- 0.44%
    175,100   Chongqing Changan Automobile Co., Ltd. -- Class B ........................           127,957
                                                                                             -------------
              DISTRIBUTORS -- 0.19%
     65,000   Matsunichi Communication Holdings Ltd. ...................................            57,275
                                                                                             -------------
              MEDIA -- 1.16%
  8,869,000   HC International, Inc.(a) ................................................           341,876
                                                                                             -------------
              TEXTILES, APPAREL & LUXURY GOODS -- 7.77%
 25,768,000   Tack Fat Group International Ltd. ........................................         2,284,559
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................         3,244,245
                                                                                             -------------
CONSUMER STAPLES -- 4.91%
              FOOD PRODUCTS -- 3.83%
  1,011,000   China Green (Holdings) Limited ...........................................         1,127,778
                                                                                             -------------
              PERSONAL PRODUCTS -- 1.08%
     92,000   Hengan International Group Co Ltd. .......................................           317,187
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................         1,444,965
                                                                                             -------------
ENERGY -- 11.14%
              COAL & CONSUMABLE FUELS -- 1.99%
    144,500   China Shenhua Energy Co. .................................................           585,178
                                                                                             -------------
              OIL & GAS -- 8.67%
    926,000   China Petroleum & Chemical Corp. -- Class H ..............................           801,043
    669,000   CNOOC Ltd. ...............................................................           985,572
    610,000   PetroChina Company Ltd. ..................................................           763,756
                                                                                             -------------
                                                                                                 2,550,371
                                                                                             -------------
              OIL, GAS & CONSUMABLE FUELS -- 0.48%
     79,000   China Coal Energy Company ................................................           139,711
----------------------------------------------------------------------------------------------------------
              TOTAL ENERGY .............................................................         3,275,260
                                                                                             -------------
FINANCIALS -- 4.14%
              COMMERCIAL BANKS -- 1.26%
    160,000   Bank Of Communications Co. Ltd. ..........................................           189,657
     51,000   China Merchants Bank Co., Ltd. ...........................................           179,137
                                                                                             -------------
                                                                                                   368,794
                                                                                             -------------
              INSURANCE -- 2.88%
    118,000   Ping An Insurance (Group) Co. of China Ltd. ..............................           847,652
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         1,216,446
                                                                                             -------------

--------------------------------------------------------------------------------
32

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE -- 14.23%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 7.87%
  7,955,815   Golden Meditech Company Ltd. .............................................     $   2,314,369
                                                                                             -------------
              PHARMACEUTICALS -- 6.36%
     38,000   China Biologic Products Inc.(a) ..........................................           137,750
 12,106,000   Hua Han Bio-Pharmaceutical Holdings Ltd. -- Class H ......................         1,733,863
                                                                                             -------------
                                                                                                 1,871,613
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE                                                                  4,185,982
                                                                                             -------------
INDUSTRIALS -- 11.98%
              AIRLINES -- 0.74%
    276,000   China Southern Airline Co. Ltd. -- Class H(a) ............................           217,348
                                                                                             -------------
              COMMERCIAL SERVICES & SUPPLIES -- 3.06%
  9,168,000   Jolimark Holdings Ltd. ...................................................           901,174
                                                                                             -------------
              MACHINERY -- 1.11%
    189,894   China International Marine Containters (Group) Co. Ltd.(a) ...............           325,225
                                                                                             -------------
              ROAD & RAIL -- 3.23%
  1,063,350   China Shipping Container Lines Company Ltd. -- Class H ...................           408,331
    320,399   Dazhong Trans(a) .........................................................           542,179
                                                                                             -------------
                                                                                                   950,510
                                                                                             -------------
              TRANSPORTATION INFRASTRUCTURE -- 3.84%
    758,000   Anhui Expressway Co. Ltd. ................................................           546,641
    234,000   Beijing Capital International Airport Co. Ltd. -- Class H ................           214,552
    554,700   Guangdong Provincial Expressway Development Co. Ltd. -- Class B(a)(b) ....           368,486
                                                                                             -------------
                                                                                                 1,129,679
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................         3,523,936
                                                                                             -------------
INFORMATION TECHNOLOGY -- 11.03%
              COMMUNICATIONS EQUIPMENT -- 1.18%
     71,000   Vtech Holdings Ltd. ......................................................           346,876
                                                                                             -------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.78%
  4,902,000   Kwang Sung Electronics H.K.(b) ...........................................         1,700,629
                                                                                             -------------
              INTERNET SOFTWARE & SERVICES -- 1.67%
    594,000   China Lotsynergy Holding Ltd(a) ..........................................            33,414
 12,394,000   China.com, Inc.(a) .......................................................           457,412
                                                                                             -------------
                                                                                                   490,826
                                                                                             -------------
              SOFTWARE -- 2.40%
    200,000   CDC Corporation(a) .......................................................           706,000
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................         3,244,331
                                                                                             -------------

--------------------------------------------------------------------------------

                           BUFFALO JAYHAWK CHINA FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
MATERIALS -- 4.79%
              CONSTRUCTION MATERIALS -- 0.21%
     57,413   CSG Holding Co. Ltd. .....................................................     $      61,884
                                                                                             -------------
              METALS & MINING -- 4.58%
    158,000   Aluminum Corporation Of China Ltd. .......................................           256,947
    163,000   Jiangxi Copper Co. Ltd. -- Class H .......................................           312,955
    324,000   Yanzhou Coal Mining Co. Ltd. -- Class H ..................................           460,697
    326,000   Zijin Mining Group Co., Ltd. -- Class H ..................................           317,502
                                                                                             -------------
                                                                                                 1,348,101
----------------------------------------------------------------------------------------------------------
              TOTAL MATERIALS ..........................................................         1,409,985
                                                                                             -------------
TELECOMMUNICATION SERVICES -- 9.66%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.73%
  1,272,000   China Telecom Corp. Ltd. -- Class H ......................................           802,506
                                                                                             -------------
              WIRELESS TELECOMMUNICATION SERVICES -- 6.93%
     92,500   China Mobile Ltd. ........................................................         1,389,786
    306,000   China Unicom Ltd. ........................................................           650,145
                                                                                             -------------
                                                                                                 2,039,931
----------------------------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES .........................................         2,842,437
                                                                                             -------------
UTILITIES -- 11.65%
              ELECTRIC UTILITIES -- 11.65%
  2,744,000   Datang International Power Generation Company Ltd. -- Class H ............         1,474,633
  4,148,000   Huadian Power International Corp. Ltd. -- Class H ........................         1,044,757
  1,186,000   Huaneng Power International, Inc. -- Class H .............................           907,155
----------------------------------------------------------------------------------------------------------
              TOTAL UTILITIES ..........................................................         3,426,545
                                                                                             -------------

TOTAL COMMON STOCKS ....................................................................        27,814,132
----------------------------------------------------------------------------------------------------------
(COST $32,956,626)

--------------------------------------------------------------------------------
34

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
WARRANTS --0.00%
CONSUMER DISCRETIONARY -- 0.00%
              DISTRIBUTORS -- 0.00%
              Matsunichi Comm. Warrants(b)
     19,500   Expiration: July 2010, Exercise Price: $6.00 .............................     $           0
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................                 0
                                                                                             -------------

TOTAL WARRANTS .........................................................................                 0
----------------------------------------------------------------------------------------------------------
(COST $0)

SHORT TERM INVESTMENTS -- 3.53%
INVESTMENT COMPANIES -- 2.46%
    721,801   SEI Daily Income Trust Treasury II Fund -- Class B .......................           721,801
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................           721,801
                                                                                             -------------
U.S. TREASURY BILLS -- 1.07%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 1.07%
    191,000   1.60%, 04/03/2008 ........................................................           190,983
    124,000   1.42%, 04/10/2008 ........................................................           123,956
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ................................................           314,939
                                                                                             -------------

TOTAL SHORT TERM INVESTMENTS ...........................................................         1,036,740
----------------------------------------------------------------------------------------------------------
(COST $1,036,740)

TOTAL INVESTMENTS -- 98.09% ............................................................        28,850,872
(COST $33,993,366)

Other Assets in Excess of Liabilities -- 1.91% .........................................           562,108
                                                                                             -------------
TOTAL NET ASSETS -- 100.00% ............................................................     $  29,412,980
                                                                                             =============

(A) NON INCOME PRODUCING
(B) FAIR VALUE SECURITY. THE TOTAL VALUE OF THIS SECURITY AMOUNTED TO $2,069,115 (7.03% OF NET ASSETS) AT MARCH 31, 2008.

As of March 31, 2008, the country diversification was as follows:

                                                          MARKET
                                                           VALUE      PERCENTAGE
--------------------------------------------------------------------------------
China ...............................................   $15,122,462      51.41%
Hong Kong ...........................................    12,691,670      43.15%
                                                        -----------     ------
Total Common Stocks .................................    27,814,132      94.56%
Total Short Term Investments ........................     1,036,740       3.53%
                                                        -----------     ------
Total Investments ...................................    28,850,872      98.09%
Other Assets in Excess of Liabilities ...............       562,108       1.91%
                                                        -----------     ------
TOTAL NET ASSETS ....................................   $29,412,980     100.00%
                                                        ===========     ======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                             BUFFALO LARGE CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.77%
CONSUMER DISCRETIONARY -- 13.66%
              HOTELS RESTAURANTS & LEISURE -- 3.97%
     27,700   Marriott International, Inc. -- Class A ..................................    $      951,772
     13,500   Starwood Hotels & Resorts Worldwide, Inc. ................................           698,625
                                                                                            --------------
                                                                                                 1,650,397
                                                                                            --------------
              INTERNET & CATALOG RETAIL -- 3.65%
     50,800   eBay, Inc.(a) ............................................................         1,515,872
                                                                                            --------------
              MEDIA -- 6.04%
     34,750   Viacom Inc. -- Class B(a) ................................................         1,376,795
     36,000   The Walt Disney Co. ......................................................         1,129,680
                                                                                            --------------
                                                                                                 2,506,475
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................         5,672,744
                                                                                            --------------
CONSUMER STAPLES -- 9.53%
              BEVERAGES -- 1.79%
     10,300   PepsiCo, Inc. ............................................................           743,660
                                                                                            --------------
              FOOD & STAPLES RETAILING -- 7.74%
     38,400   CVS Corp. ................................................................         1,555,584
     14,800   Walgreen Co. .............................................................           563,732
     33,100   Whole Foods Market, Inc. .................................................         1,091,307
                                                                                            --------------
                                                                                                 3,210,623
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................         3,954,283
                                                                                            --------------
FINANCIALS -- 16.76%
              CAPITAL MARKETS -- 2.42%
     22,000   Morgan Stanley ...........................................................         1,005,400
                                                                                            --------------
              COMMERCIAL BANKS -- 3.01%
     18,800   Northern Trust Corp. .....................................................         1,249,636
                                                                                            --------------
              DIVERSIFIED FINANCIAL SERVICES -- 8.88%
     25,200   American Express Co. .....................................................         1,101,744
      8,600   Franklin Resources, Inc. .................................................           834,114
     14,600   Legg Mason, Inc. .........................................................           817,308
     18,700   T. Rowe Price Group, Inc. ................................................           935,000
                                                                                            --------------
                                                                                                 3,688,166
                                                                                            --------------
              FINANCIAL SERVICES -- 0.15%
      1,000   Visa Inc. -- Class B(a) ..................................................            62,360
                                                                                            --------------
              INSURANCE -- 2.30%
     17,100   Principal Financial Group, Inc. ..........................................           952,812
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         6,958,374
                                                                                            --------------

--------------------------------------------------------------------------------
36

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE -- 22.77%
              BIOTECHNOLOGY -- 1.92%
     15,500   Gilead Sciences, Inc.(a) .................................................    $      798,715
                                                                                            --------------
              HEALTH CARE PROVIDERS & SERVICES -- 1.90%
     18,000   Medco Health Solutions, Inc.(a) ..........................................           788,220
                                                                                            --------------
              PHARMACEUTICALS -- 18.95%
     30,700   Barr Pharmaceuticals Inc.(a) .............................................         1,483,117
     16,300   Bayer AG -- ADR ..........................................................         1,312,080
    100,100   Schering-Plough Corp. ....................................................         1,442,441
     30,800   Shire Pharmaceuticals PLC -- ADR .........................................         1,785,168
     44,100   Wyeth ....................................................................         1,841,616
                                                                                            --------------
                                                                                                 7,864,422
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................         9,451,357
                                                                                            --------------
INDUSTRIALS -- 6.59%
              AIR FREIGHT & LOGISTICS -- 3.71%
     16,600   FedEx Corp. ..............................................................         1,538,322
                                                                                            --------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.88%
     28,200   Automatic Data Processing, Inc. ..........................................         1,195,398
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................         2,733,720
                                                                                            --------------
INFORMATION TECHNOLOGY -- 29.46%
              COMMUNICATIONS EQUIPMENT -- 7.52%
     47,300   Cisco Systems, Inc.(a) ...................................................         1,139,457
     82,500   Corning, Inc. ............................................................         1,983,300
                                                                                            --------------
                                                                                                 3,122,757
                                                                                            --------------
              COMPUTERS & PERIPHERALS -- 2.06%
     42,600   Netapp, Inc.(a) ..........................................................           854,130
                                                                                            --------------
              INTERNET SOFTWARE & SERVICES -- 1.67%
     23,900   Yahoo!, Inc.(a) ..........................................................           691,427
                                                                                            --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 12.21%
     35,300   Altera Corp. .............................................................           650,579
     59,200   Applied Materials, Inc. ..................................................         1,154,992
     43,300   Broadcom Corp. -- Class A(a) .............................................           834,391
     60,100   Intel Corp. ..............................................................         1,272,918
     40,900   Texas Instruments, Inc. ..................................................         1,156,243
                                                                                            --------------
                                                                                                 5,069,123
                                                                                            --------------
              SOFTWARE -- 6.01%
     27,500   Electronic Arts Inc.(a) ..................................................         1,372,800
     39,500   Microsoft Corp. ..........................................................         1,121,010
                                                                                            --------------
                                                                                                 2,493,810
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................        12,231,247
                                                                                            --------------

TOTAL COMMON STOCKS ....................................................................        41,001,725
----------------------------------------------------------------------------------------------------------
(COST $36,949,842)

--------------------------------------------------------------------------------

                             BUFFALO LARGE CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.24%
INVESTMENT COMPANIES -- 1.24%
    515,876   SEI Daily Income Trust Treasury II Fund -- Class B .......................    $      515,876
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................           515,876
                                                                                            --------------

TOTAL SHORT TERM INVESTMENTS ...........................................................           515,876
----------------------------------------------------------------------------------------------------------
(COST $515,876)

TOTAL INVESTMENTS -- 100.01% ...........................................................        41,517,601
(COST $37,465,718)

Liabilities in Excess of Other Assets -- (0.01)% .......................................            (4,496)
                                                                                            --------------
TOTAL NET ASSETS -- 100.00% ............................................................    $   41,513,105
                                                                                            ==============

    ADR -- AMERICAN DEPOSITARY RECEIPT
(A) NON INCOME PRODUCING

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
38

                             BUFFALO MICRO CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.77%
CONSUMER DISCRETIONARY -- 21.99%
              HOTELS RESTAURANTS & LEISURE -- 7.88%
     59,326   McCormick & Schmick's Seafood Restaurants, Inc.(a) .......................    $      691,148
     73,100   Morton's Restaurant Group, Inc.(a) .......................................           579,683
     70,900   Shuffle Master, Inc.(a) ..................................................           379,315
     15,400   Steiner Leisure Ltd.(a)(b) ...............................................           508,200
                                                                                            --------------
                                                                                                 2,158,346
                                                                                            --------------
              LEISURE EQUIPMENT & PRODUCTS -- 4.67%
     54,800   MarineMax, Inc.(a) .......................................................           682,808
     35,300   Winnebago Industries, Inc. ...............................................           596,570
                                                                                            --------------
                                                                                                 1,279,378
                                                                                            --------------
              SPECIALTY RETAIL -- 4.13%
     51,300   A.C. Moore Arts & Crafts, Inc.(a) ........................................           349,866
     69,150   Cache, Inc.(a) ...........................................................           780,704
                                                                                            --------------
                                                                                                 1,130,570
                                                                                            --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 5.31%
     79,009   The Dixie Group, Inc.(a) .................................................           662,095
     35,100   Oxford Industries, Inc. ..................................................           790,803
                                                                                            --------------
                                                                                                 1,452,898
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................         6,021,192
                                                                                            --------------
FINANCIALS -- 18.96%
              CAPITAL MARKETS -- 5.16%
     81,400   Sanders Morris Harris Group, Inc. ........................................           664,224
     10,600   Stifel Financial Corp.(a) ................................................           475,940
     41,400   Thomas Weisel Partners Group, Inc.(a) ....................................           274,068
                                                                                            --------------
                                                                                                 1,414,232
                                                                                            --------------
              COMMERCIAL BANKS -- 4.16%
     27,500   Boston Private Financial Holdings, Inc. ..................................           291,225
     26,900   PrivateBancorp, Inc. .....................................................           846,543
                                                                                            --------------
                                                                                                 1,137,768
                                                                                            --------------
              DIVERSIFIED FINANCIAL SERVICES -- 9.64%
     29,700   Cohen & Steers, Inc. .....................................................           786,753
     61,500   Hennessy Advisors, Inc. ..................................................           485,850
    137,500   MarketAxess Holdings, Inc.(a) ............................................         1,366,750
                                                                                            --------------
                                                                                                 2,639,353
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         5,191,353
                                                                                            --------------

--------------------------------------------------------------------------------

                             BUFFALO MICRO CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE -- 20.06%
              BIOTECHNOLOGY -- 2.69%
     17,500   LifeCell Corp.(a) ........................................................    $      735,525
                                                                                            --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 9.60%
     84,500   Align Technology, Inc.(a) ................................................           938,795
     21,025   Meridian Bioscience, Inc. ................................................           702,866
    169,900   Remedent, Inc.(a) ........................................................           166,502
     42,400   Spectranetics Corp.(a) ...................................................           354,464
    101,800   Trinity Biotech plc -- ADR(a) ............................................           467,262
                                                                                            --------------
                                                                                                 2,629,889
                                                                                            --------------
              HEALTH CARE PROVIDERS & SERVICES -- 5.86%
     11,800   ICON PLC -- ADR(a) .......................................................           765,702
     23,800   MWI Veterinary Supply, Inc.(a) ...........................................           839,188
                                                                                            --------------
                                                                                                 1,604,890
                                                                                            --------------
              PHARMACEUTICALS -- 1.91%
    113,700   Bioform Medical, Inc.(a) .................................................           523,020
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................         5,493,324
                                                                                            --------------
INDUSTRIALS -- 12.73%
              COMMERCIAL SERVICES & SUPPLIES -- 12.73%
     11,500   Capella Education Company(a) .............................................           627,900
     74,700   Cbiz, Inc.(a) ............................................................           606,564
     33,200   Heidrick & Struggles International, Inc.(a) ..............................         1,079,996
     42,100   Innerworkings, Inc.(a) ...................................................           590,663
     49,500   Universal Technical Institute, Inc.(a) ...................................           580,635
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................         3,485,758
                                                                                            --------------
INFORMATION TECHNOLOGY -- 25.03%
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.82%
     43,600   DTS, Inc.(a) .............................................................         1,046,400
                                                                                            --------------
              INTERNET SOFTWARE & SERVICES -- 6.85%
    123,000   Internap Network Services Corp.(a) .......................................           610,080
     59,100   The Knot, Inc.(a) ........................................................           694,425
     45,050   LoopNet, Inc.(a) .........................................................           572,135
                                                                                            --------------
                                                                                                 1,876,640
                                                                                            --------------
              SOFTWARE -- 14.36%
     54,500   Deltek, Inc.(a) ..........................................................           707,410
     40,000   Double-Take Software Inc.(a) .............................................           467,200
     39,300   Monotype Imaging Holdings Inc.(a) ........................................           593,823
    235,300   Packeteer, Inc.(a) .......................................................         1,197,677
     89,000   PDF Solutions, Inc.(a) ...................................................           490,390
     37,800   PROS Holdings, Inc.(a) ...................................................           474,390
                                                                                            --------------
                                                                                                 3,930,890
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................         6,853,930
                                                                                            --------------

TOTAL COMMON STOCKS ....................................................................        27,045,557
----------------------------------------------------------------------------------------------------------
(COST $32,807,096)

--------------------------------------------------------------------------------
40

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.47%
INVESTMENT COMPANY -- 1.47%
    403,150   SEI Daily Income Trust Treasury II Fund -- Class B .......................    $      403,150
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY ...............................................................           403,150
                                                                                            --------------

TOTAL SHORT TERM INVESTMENTS ...........................................................           403,150
----------------------------------------------------------------------------------------------------------
(COST $403,150)

TOTAL INVESTMENTS -- 100.24% ...........................................................        27,448,707
(COST $33,210,246)

Liabilities in Excess of Other Assets -- (0.24)% .......................................           (66,198)
                                                                                            --------------
TOTAL NET ASSETS -- 100.00% ............................................................    $   27,382,509
                                                                                            ==============

    ADR -- AMERICAN DEPOSITARY RECEIPT
(A) NON INCOME PRODUCING
(B) FOREIGN ISSUED SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              BUFFALO MID CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.97%
CONSUMER DISCRETIONARY -- 27.03%
              AUTO COMPONENTS -- 4.43%
    147,300   Autoliv, Inc. ............................................................    $    7,394,460
    550,800   Gentex Corp. .............................................................         9,446,220
                                                                                            --------------
                                                                                                16,840,680
                                                                                            --------------
              HOTELS RESTAURANTS & LEISURE -- 2.35%
    153,175   Life Time Fitness, Inc.(a) ...............................................         4,780,592
    126,100   Royal Caribbean Cruises Ltd.(b) ..........................................         4,148,690
                                                                                            --------------
                                                                                                 8,929,282
                                                                                            --------------
              LEISURE EQUIPMENT & PRODUCTS -- 1.53%
    365,200   Brunswick Corp. ..........................................................         5,832,244
                                                                                            --------------
              MEDIA -- 1.18%
    124,600   Lamar Advertising Co.(a) .................................................         4,476,878
                                                                                            --------------
              SPECIALTY RETAIL -- 13.78%
    118,000   Abercrombie & Fitch Co. -- Class A .......................................         8,630,520
    168,610   Barnes & Noble, Inc. .....................................................         5,167,897
    820,300   Chico's FAS, Inc.(a) .....................................................         5,832,333
    293,200   PETsMART, Inc. ...........................................................         5,993,008
    184,300   Tiffany & Co. ............................................................         7,711,112
    379,000   Urban Outfitters, Inc.(a) ................................................        11,881,650
    294,100   Williams-Sonoma, Inc. ....................................................         7,128,984
                                                                                            --------------
                                                                                                52,345,504
                                                                                            --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 3.76%
     73,200   Mohawk Industries, Inc.(a) ...............................................         5,241,852
    155,500   Polo Ralph Lauren Corp. ..................................................         9,064,095
                                                                                            --------------
                                                                                                14,305,947
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................       102,730,535
                                                                                            --------------
CONSUMER STAPLES -- 2.17%
              FOOD & STAPLES RETAILING -- 2.17%
    250,600   Whole Foods Market, Inc. .................................................         8,262,282
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................         8,262,282
                                                                                            --------------
FINANCIALS -- 10.36%
              COMMERCIAL SERVICES -- 1.28%
    170,475   Interactive Data Corp. ...................................................         4,853,423
                                                                                            --------------
              DIVERSIFIED FINANCIAL SERVICES -- 9.08%
    366,800   Janus Capital Group, Inc. ................................................         8,535,436
    107,450   Legg Mason, Inc. .........................................................         6,015,051
    232,100   Morningstar, Inc.(a) .....................................................        14,239,335
    114,000   T. Rowe Price Group, Inc. ................................................         5,700,000
                                                                                            --------------
                                                                                                34,489,822
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................        39,343,245
                                                                                            --------------

--------------------------------------------------------------------------------
42

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE -- 24.65%
              BIOTECHNOLOGY -- 2.28%
    296,300   Amylin Pharmaceuticals, Inc.(a) ..........................................    $    8,654,923
                                                                                            --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 5.85%
    141,000   DENTSPLY International, Inc. .............................................         5,442,600
    478,300   Qiagen N.V.(a)(b) ........................................................         9,948,640
    114,600   Sigma-Aldrich Corp. ......................................................         6,835,890
                                                                                            --------------
                                                                                                22,227,130
                                                                                            --------------
              HEALTH CARE PROVIDERS & SERVICES -- 8.61%
    180,200   Charles River Laboratories International, Inc.(a) ........................        10,620,988
    379,400   IMS Health, Inc. .........................................................         7,971,194
    337,800   Pharmaceutical Product Development, Inc. .................................        14,153,820
                                                                                            --------------
                                                                                                32,746,002
                                                                                            --------------
              PHARMACEUTICALS -- 7.91%
    169,600   Barr Pharmaceuticals, Inc.(a) ............................................         8,193,376
    225,300   Endo Pharmaceuticals Holdings, Inc.(a) ...................................         5,393,682
    366,600   Medicis Pharmaceutical Corp. -- Class A ..................................         7,218,354
    159,600   Shire Pharmaceuticals PLC -- ADR .........................................         9,250,416
                                                                                            --------------
                                                                                                30,055,828
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................        93,683,883
                                                                                            --------------
INDUSTRIALS -- 12.45%
              COMMERCIAL SERVICES & SUPPLIES -- 12.45%
    402,000   Career Education Corp.(a) ................................................         5,113,440
    166,400   DeVry, Inc. ..............................................................         6,962,176
    216,500   Hewitt Associates, Inc. -- Class A(a) ....................................         8,610,205
    313,150   Iron Mountain, Inc.(a) ...................................................         8,279,686
    288,700   ITT Educational Services, Inc.(a) ........................................        13,259,991
    210,100   Monster Worldwide, Inc.(a) ...............................................         5,086,521
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................        47,312,019
                                                                                            --------------
INFORMATION TECHNOLOGY -- 17.77%
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.69%
    678,100   Jabil Circuit, Inc. ......................................................         6,414,826
                                                                                            --------------
              INTERNET SOFTWARE & SERVICES -- 3.31%
    225,500   Akamai Technologies, Inc.(a) .............................................         6,350,080
    307,000   DealerTrack Holdings Inc.(a) .............................................         6,207,540
                                                                                            --------------
                                                                                                12,557,620
                                                                                            --------------
              IT SERVICES -- 1.14%
     90,000   Fiserv, Inc.(a) ..........................................................         4,328,100
                                                                                            --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 5.48%
    192,700   KLA-Tencor Corp. .........................................................         7,149,170
    414,300   National Semiconductor Corp. .............................................         7,589,976
    270,200   SanDisk Corp.(a) .........................................................         6,098,414
                                                                                            --------------
                                                                                                20,837,560
                                                                                            --------------
              SOFTWARE -- 6.15%
    275,600   Citrix Systems, Inc.(a) ..................................................         8,083,348
    221,300   F5 Networks, Inc.(a) .....................................................         4,021,021
    612,600   Red Hat, Inc.(a) .........................................................        11,265,714
                                                                                            --------------
                                                                                                23,370,083
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................        67,508,189
                                                                                            --------------

--------------------------------------------------------------------------------

                              BUFFALO MID CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.54%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.54%
    507,600   NeuStar, Inc.(a) .........................................................    $   13,441,248
----------------------------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES .........................................        13,441,248
                                                                                            --------------

TOTAL COMMON STOCKS ....................................................................       372,281,401
----------------------------------------------------------------------------------------------------------
(COST $391,466,378)

SHORT TERM INVESTMENTS -- 0.43%
U.S. TREASURY BILL -- 0.43%
  1,639,000   1.57%, 04/03/2008 ........................................................         1,638,857
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. Treasury Bill .................................................         1,638,857
                                                                                            --------------

TOTAL SHORT TERM INVESTMENTS ...........................................................         1,638,857
----------------------------------------------------------------------------------------------------------
(COST $1,638,857)

TOTAL INVESTMENTS -- 98.40% ............................................................       373,920,258
(COST $393,105,235)

Other Assets in Excess of Liabilities -- 1.60% .........................................         6,088,176
                                                                                            --------------
TOTAL NET ASSETS -- 100.00% ............................................................    $  380,008,434
                                                                                            ==============

    ADR -- AMERICAN DEPOSITARY RECEIPT
(A) NON INCOME PRODUCING
(B) FOREIGN ISSUED SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
44

                        BUFFALO SCIENCE & TECHNOLOGY FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.59%
CONSUMER DISCRETIONARY -- 3.11%
              AUTO COMPONENTS -- 1.54%
    130,100   Gentex Corp. .............................................................    $    2,231,215
                                                                                            --------------
              INTERNET & CATALOG RETAIL -- 1.57%
     76,000   eBay Inc.(a) .............................................................         2,267,840
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................         4,499,055
                                                                                            --------------
HEALTH CARE -- 35.34%
              BIOTECHNOLOGY -- 4.37%
     76,000   Amylin Pharmaceuticals, Inc.(a) ..........................................         2,219,960
     15,500   Gilead Sciences, Inc.(a) .................................................           798,715
     99,100   InterMune, Inc.(a) .......................................................         1,444,878
     44,400   LifeCell Corp.(a) ........................................................         1,866,132
                                                                                            --------------
                                                                                                 6,329,685
                                                                                            --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 10.61%
    342,800   Align Technology, Inc.(a) ................................................         3,808,508
    143,300   American Medical Systems Holdings, Inc.(a) ...............................         2,033,427
    104,100   Mentor Corp. .............................................................         2,677,452
    371,265   Orthovita, Inc.(a) .......................................................           957,864
    157,300   Qiagen N.V.(a)(b) ........................................................         3,271,840
    241,200   Trinity Biotech Plc -- ADR(a) ............................................         1,107,108
     32,200   Varian Medical Systems, Inc.(a) ..........................................         1,508,248
                                                                                            --------------
                                                                                                15,364,447
                                                                                            --------------
              HEALTH CARE PROVIDERS & SERVICES -- 8.96%
    117,400   AMN Healthcare Services, Inc.(a) .........................................         1,810,308
     33,100   athenahealth Inc.(a) .....................................................           783,477
     37,500   Charles River Laboratories International, Inc.(a) ........................         2,210,250
     22,200   Covance, Inc.(a) .........................................................         1,841,934
    102,500   IMS Health, Inc. .........................................................         2,153,525
     99,800   Pharmaceutical Product Development, Inc. .................................         4,181,620
                                                                                            --------------
                                                                                                12,981,114
                                                                                            --------------
              PHARMACEUTICALS -- 11.40%
     62,100   Barr Pharmaceuticals, Inc.(a) ............................................         3,000,051
     26,000   Bayer AG -- ADR ..........................................................         2,092,888
    376,000   Bioform Medical, Inc.(a) .................................................         1,729,600
     91,900   Medicis Pharmaceutical Corp. -- Class A ..................................         1,809,511
    143,000   Schering-Plough Corp. ....................................................         2,060,630
     47,600   Shire Pharmaceuticals Group PLC -- ADR ...................................         2,758,896
     73,500   Wyeth ....................................................................         3,069,360
                                                                                            --------------
                                                                                                16,520,936
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................        51,196,182
                                                                                            --------------
INDUSTRIALS -- 2.65%
              COMMERCIAL SERVICES & SUPPLIES -- 2.65%
     59,700   Hewitt Associates, Inc. -- Class A(a) ....................................         2,374,269
     60,500   Monster Worldwide, Inc.(a) ...............................................         1,464,705
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................         3,838,974
                                                                                            --------------

--------------------------------------------------------------------------------

                        BUFFALO SCIENCE & TECHNOLOGY FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 54.77%
              COMMUNICATIONS EQUIPMENT -- 6.40%
    101,600   Adtran, Inc. .............................................................    $    1,879,600
     83,900   Cisco Systems, Inc.(a) ...................................................         2,021,151
    127,100   Corning, Inc. ............................................................         3,055,484
     72,600   Nokia Oyj -- ADR .........................................................         2,310,858
                                                                                            --------------
                                                                                                 9,267,093
                                                                                            --------------
              COMPUTERS & PERIPHERALS -- 3.28%
     99,200   EMC Corp.(a) .............................................................         1,422,528
    166,000   NetApp, Inc.(a) ..........................................................         3,328,300
                                                                                            --------------
                                                                                                 4,750,828
                                                                                            --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.37%
     33,600   Dolby Laboratories, Inc. -- Class A(a) ...................................         1,218,336
    284,300   Jabil Circuit, Inc. ......................................................         2,689,478
     58,300   Molex, Inc. ..............................................................         1,350,228
     84,050   National Instruments Corp. ...............................................         2,197,067
     61,800   Trimble Navigation Ltd.(a) ...............................................         1,766,862
                                                                                            --------------
                                                                                                 9,221,971
                                                                                            --------------
              INTERNET SOFTWARE & SERVICES -- 6.36%
     81,800   Akamai Technologies, Inc.(a) .............................................         2,303,488
    329,100   Internap Network Services Corp.(a) .......................................         1,632,336
    206,500   The Knot, Inc.(a) ........................................................         2,426,375
     98,800   Yahoo!, Inc.(a) ..........................................................         2,858,284
                                                                                            --------------
                                                                                                 9,220,483
                                                                                            --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 21.20%
    121,300   Broadcom Corp. -- Class A(a) .............................................         2,337,451
    107,700   Cabot Microelectronics Corp.(a) ..........................................         3,462,555
     61,800   Cree, Inc.(a) ............................................................         1,727,928
    172,285   FormFactor Inc.(a) .......................................................         3,290,643
    124,550   Intel Corp. ..............................................................         2,637,969
    158,550   Maxim Integrated Products, Inc. ..........................................         3,232,835
    195,100   MKS Instruments, Inc.(a) .................................................         4,175,140
    126,900   SanDisk Corp.(a) .........................................................         2,864,133
    308,400   Semtech Corp.(a) .........................................................         4,419,372
     90,400   Texas Instruments, Inc. ..................................................         2,555,608
                                                                                            --------------
                                                                                                30,703,634
                                                                                            --------------
              SOFTWARE -- 11.16%
     72,200   Citrix Systems, Inc.(a) ..................................................         2,117,626
     24,200   Electronic Arts Inc.(a) ..................................................         1,208,064
    141,400   F5 Networks, Inc.(a) .....................................................         2,569,238
    115,207   Manhattan Associates, Inc.(a) ............................................         2,641,697
     80,300   Oracle Corp.(a) ..........................................................         1,570,668
    523,600   Packeteer, Inc.(a) .......................................................         2,665,124
    184,600   Red Hat, Inc.(a) .........................................................         3,394,794
                                                                                            --------------
                                                                                                16,167,211
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY                                                      79,331,220
                                                                                            --------------

--------------------------------------------------------------------------------
46

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.72%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.72%
    148,700   NeuStar, Inc.(a) .........................................................    $    3,937,576
----------------------------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES .........................................         3,937,576
                                                                                            --------------

TOTAL COMMON STOCKS ....................................................................       142,803,007
----------------------------------------------------------------------------------------------------------
(COST $152,873,960)

SHORT TERM INVESTMENTS -- 2.20%
INVESTMENT COMPANY -- 0.92%
  1,332,636   SEI Daily Income Trust Treasury II Fund -- Class B .......................         1,332,636
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .................................................         1,332,636

U.S. TREASURY BILLS -- 1.28%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 1.28%
    732,000   1.57%, 04/03/2008 ........................................................           731,936
  1,127,000   1.05%, 04/10/2008 ........................................................         1,126,704
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. Treasury Bills ................................................         1,858,640
                                                                                            --------------

TOTAL SHORT TERM INVESTMENTS ...........................................................         3,191,276
----------------------------------------------------------------------------------------------------------
(COST $3,191,276)

TOTAL INVESTMENTS -- 100.79% ...........................................................       145,994,283
(COST $156,065,236)

Liabilities in Excess of Other Assets -- (0.79)% .......................................        (1,143,688)
                                                                                            --------------
TOTAL NET ASSETS -- 100.00% ............................................................    $  144,850,595
                                                                                            ==============

    ADR -- AMERICAN DEPOSITARY RECEIPT
(A) NON INCOME PRODUCING
(B) FOREIGN ISSUED SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                             BUFFALO SMALL CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.64%
CONSUMER DISCRETIONARY -- 25.30%
              AUTO COMPONENTS -- 1.50%
  1,396,964   Gentex Corp. .............................................................    $   23,957,933
                                                                                            --------------
              HOTELS RESTAURANTS & LEISURE -- 9.17%
  1,735,320   Ameristar Casinos, Inc. ..................................................        31,669,590
    544,200   Life Time Fitness, Inc.(a) ...............................................        16,984,482
  1,160,950   Panera Bread Co.(a) ......................................................        48,632,195
  1,747,400   P.F. Chang's China Bistro, Inc.(a)(c) ....................................        49,696,056
                                                                                            --------------
                                                                                               146,982,323
                                                                                            --------------
              HOUSEHOLD DURABLES -- 0.02%
     12,600   Ethan Allen Interiors, Inc. ..............................................           358,218
                                                                                            --------------
              INTERNET & CATALOG RETAIL -- 1.79%
  5,668,900   Coldwater Creek, Inc.(a)(c) ..............................................        28,627,945
                                                                                            --------------
              LEISURE EQUIPMENT & PRODUCTS -- 7.49%
      4,700   Brunswick Corp. ..........................................................            75,059
  1,557,332   MarineMax, Inc.(a)(c) ....................................................        19,404,357
  1,245,600   Winnebago Industries, Inc. ...............................................        21,050,640
  2,208,925   WMS Industries, Inc.(a) ..................................................        79,455,032
                                                                                            --------------
                                                                                               119,985,088
                                                                                            --------------
              MEDIA -- 2.04%
  3,345,700   Lions Gate Entertainment Corp.(a)(b) .....................................        32,620,575
                                                                                            --------------
              SPECIALTY RETAIL -- 1.65%
  2,650,900   Christopher & Banks Corp.(c) .............................................        26,482,491
                                                                                            --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.64%
  1,169,625   Oxford Industries, Inc.(c) ...............................................        26,351,651
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................       405,366,224
                                                                                            --------------
FINANCIALS -- 5.38%
              CAPITAL MARKETS -- 1.37%
    954,462   Raymond James Financial, Inc. ............................................        21,933,537
                                                                                            --------------
              COMMERCIAL BANKS -- 2.53%
  1,361,300   Boston Private Financial Holdings, Inc. ..................................        14,416,167
    829,900   PrivateBancorp, Inc. .....................................................        26,116,953
                                                                                            --------------
                                                                                                40,533,120
                                                                                            --------------
              DIVERSIFIED FINANCIAL SERVICES -- 1.48%
  1,801,706   MarketAxess Holdings, Inc.(a)(c) .........................................        17,908,957
     94,765   Morningstar, Inc.(a) .....................................................         5,813,833
                                                                                            --------------
                                                                                                23,722,790
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS                                                                  86,189,447
                                                                                            --------------
HEALTH CARE -- 25.55%
              BIOTECHNOLOGY -- 3.23%
  1,196,150   Amylin Pharmaceuticals, Inc.(a) ..........................................        34,939,541
  1,155,700   InterMune, Inc.(a) .......................................................        16,850,106
                                                                                            --------------
                                                                                                51,789,647
                                                                                            --------------

--------------------------------------------------------------------------------
48

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
              HEALTH CARE EQUIPMENT & SUPPLIES -- 9.53%
  3,918,725   Align Technology, Inc.(a)(c) .............................................    $   43,537,035
  2,934,060   American Medical Systems Holdings, Inc.(a) ...............................        41,634,311
  1,715,600   Mentor Corp.(c) ..........................................................        44,125,232
    971,450   Wright Medical Group, Inc.(a) ............................................        23,450,803
                                                                                            --------------
                                                                                               152,747,381
                                                                                            --------------
              HEALTH CARE PROVIDERS & SERVICES -- 9.30%
    607,875   Charles River Laboratories International, Inc.(a) ........................        35,828,153
    290,925   Covance, Inc.(a) .........................................................        24,138,047
  1,390,056   Pharmaceutical Product Development, Inc. .................................        58,243,346
  1,844,300   PSS World Medical, Inc.(a) ...............................................        30,726,038
                                                                                            --------------
                                                                                               148,935,584
                                                                                            --------------
              HEALTH CARE TECHNOLOGY -- 1.50%
  2,334,400   Allscripts Healthcare Solutions, Inc.(a) .................................        24,091,008
                                                                                            --------------
              PHARMACEUTICALS -- 1.99%
  1,618,600   Medicis Pharmaceutical Corp. -- Class A ..................................        31,870,234
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE ........................................................       409,433,854
                                                                                            --------------
INDUSTRIALS -- 16.03%
              COMMERCIAL SERVICES & SUPPLIES -- 16.03%
    439,800   Bright Horizons Family Solutions, Inc.(a) ................................        18,928,992
  4,887,090   Corinthian Colleges, Inc.(a)(c) ..........................................        35,333,660
    592,483   DeVry, Inc. ..............................................................        24,789,489
  1,333,100   FirstService Corp.(a)(b) .................................................        28,888,277
  1,278,200   Heidrick & Struggles International, Inc.(a)(c) ...........................        41,579,846
    663,000   ITT Educational Services, Inc.(a) ........................................        30,451,590
  2,078,600   Korn/Ferry International(a) ..............................................        35,128,340
  2,198,350   Navigant Consulting, Inc.(a) .............................................        41,724,683
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................       256,824,877
                                                                                            --------------
INFORMATION TECHNOLOGY -- 26.38%
              COMMUNICATIONS EQUIPMENT -- 2.17%
  1,881,150   Adtran, Inc. .............................................................        34,801,275
                                                                                            --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.99%
    803,692   Dolby Laboratories, Inc. -- Class A(a) ...................................        29,141,872
    905,375   National Instruments Corp. ...............................................        23,666,502
    390,150   Trimble Navigation Ltd.(a) ...............................................        11,154,389
                                                                                            --------------
                                                                                                63,962,763
                                                                                            --------------
              INTERNET SOFTWARE & SERVICES -- 3.00%
  2,797,000   Internap Network Services Corp.(a)(c) ....................................        13,873,120
  1,906,200   The Knot, Inc.(a)(c) .....................................................        22,397,850
    936,200   LoopNet, Inc.(a) .........................................................        11,889,740
                                                                                            --------------
                                                                                                48,160,710
                                                                                            --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 13.94%
  1,194,442   Cabot Microelectronics Corp.(a)(c) .......................................        38,401,311
  1,358,600   Cree, Inc.(a) ............................................................        37,986,456
  1,503,450   Fairchild Semiconductor International, Inc.(a) ...........................        17,921,124
  1,817,400   FormFactor, Inc.(a) ......................................................        34,712,340
  2,340,268   MKS Instruments, Inc.(a) .................................................        50,081,735
  3,084,800   Semtech Corp.(a)(c) ......................................................        44,205,184
                                                                                            --------------
                                                                                               223,308,150
                                                                                            --------------

--------------------------------------------------------------------------------

                             BUFFALO SMALL CAP FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
              SOFTWARE -- 3.28%
  1,304,600   Manhattan Associates, Inc.(a)(c) .........................................    $   29,914,478
    756,400   Quality Systems, Inc. ....................................................        22,593,668
                                                                                            --------------
                                                                                                52,508,146
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................       422,741,044
                                                                                            --------------

TOTAL COMMON STOCKS ....................................................................     1,580,555,446
----------------------------------------------------------------------------------------------------------
(COST $1,651,543,888)

PREFERRED STOCKS -- 0.12%
FINANCIALS -- 0.12%
              REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.12%
     96,700   Firstservice Corp.(b) ....................................................         1,813,125
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         1,813,125
                                                                                            --------------

TOTAL PREFERRED STOCKS .................................................................         1,813,125
----------------------------------------------------------------------------------------------------------
(COST $1,738,105)

SHORT TERM INVESTMENTS -- 1.06%
              INVESTMENT COMPANIES -- 0.73%
  1,684,363   Fidelity Institutional Money Market Portfolio ............................         1,684,363
 10,000,000   SEI Daily Income Trust Treasury II Fund -- Class B .......................        10,000,000
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................        11,684,363
                                                                                            --------------
U.S. TREASURY BILLS -- 0.33%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 0.33%
  3,680,000   0.89%, 04/10/2008 ........................................................         3,679,180
  1,639,000   0.41%, 04/17/2008 ........................................................         1,638,701
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. Treasury Bills ................................................         5,317,881
                                                                                            --------------

TOTAL SHORT TERM INVESTMENTS ...........................................................        17,002,244
----------------------------------------------------------------------------------------------------------
(COST $17,002,244)

TOTAL INVESTMENTS -- 99.82% ............................................................     1,599,370,815
(COST $1,670,284,237)

Other Assets in Excess of Liabilities -- 0.18% .........................................         2,943,965
                                                                                            --------------
TOTAL NET ASSETS -- 100.00% ............................................................    $1,602,314,780
                                                                                            ==============

(A) NON INCOME PRODUCING
(B) FOREIGN ISSUED SECURITIES
(C) AFFILIATED COMPANY: THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES OF THE ISSUER. SEE NOTE 7 TO FINANCIAL STATEMENTS FOR FURTHER INFORMATION.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
50

                             BUFFALO USA GLOBAL FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.03%
CONSUMER DISCRETIONARY -- 19.55%
              AUTO COMPONENTS -- 4.64%
    161,900   Gentex Corp. .............................................................    $    2,776,585
     68,500   Johnson Controls, Inc. ...................................................         2,315,300
                                                                                            --------------
                                                                                                 5,091,885
                                                                                            --------------
              HOTELS RESTAURANTS & LEISURE -- 7.72%
     62,100   Carnival Corp.(b) ........................................................         2,513,808
     20,700   Las Vegas Sands Corp.(a) .................................................         1,524,348
     49,500   McDonald's Corp. .........................................................         2,760,615
     45,100   Yum! Brands, Inc. ........................................................         1,678,171
                                                                                            --------------
                                                                                                 8,476,942
                                                                                            --------------
              HOUSEHOLD DURABLES -- 1.08%
     23,400   Snap-on Inc. .............................................................         1,189,890
                                                                                            --------------
              INTERNET & CATALOG RETAIL -- 1.78%
     65,400   eBay Inc.(a) .............................................................         1,951,536
                                                                                            --------------
              SPECIALTY RETAIL -- 1.84%
     48,200   Tiffany & Co. ............................................................         2,016,688
                                                                                            --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 2.49%
     46,900   Polo Ralph Lauren Corp. ..................................................         2,733,801
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY .............................................        21,460,742
                                                                                            --------------
CONSUMER STAPLES -- 10.90%
              BEVERAGES -- 2.99%
     53,900   The Coca-Cola Co. ........................................................         3,280,893
                                                                                            --------------
              FOOD PRODUCTS -- 1.76%
     30,850   Wm. Wrigley Jr. Co. ......................................................         1,938,614
                                                                                            --------------
              HOUSEHOLD PRODUCTS -- 6.15%
     27,000   Colgate-Palmolive Co. ....................................................         2,103,570
     28,600   Kimberly-Clark Corp. .....................................................         1,846,130
     40,015   Procter & Gamble Co. .....................................................         2,803,851
                                                                                            --------------
                                                                                                 6,753,551
----------------------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES ...................................................        11,973,058
                                                                                            --------------
FINANCIALS -- 3.29%
              FINANCIAL SERVICES -- 0.15%
      2,600   Visa Inc. -- Class A(a) ..................................................           162,136
                                                                                            --------------
              INSURANCE -- 3.14%
     53,100   AFLAC, Inc. ..............................................................         3,448,845
----------------------------------------------------------------------------------------------------------
              TOTAL FINANCIALS .........................................................         3,610,981
                                                                                            --------------
HEALTH CARE -- 17.20%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 9.34%
     28,700   Baxter International, Inc. ...............................................         1,659,434
     42,600   DENTSPLY International, Inc. .............................................         1,644,360
     89,900   Mentor Corp. .............................................................         2,312,228
     38,800   Sigma-Aldrich Corp. ......................................................         2,314,420
     49,700   Varian Medical Systems, Inc.(a) ..........................................         2,327,948
                                                                                            --------------
                                                                                                10,258,390
                                                                                            --------------

--------------------------------------------------------------------------------

                             BUFFALO USA GLOBAL FUND

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2008
                                   (CONTINUED)

SHARES                                                                                          FAIR VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
              HEALTH CARE PROVIDERS & SERVICES -- 3.94%
     77,100   IMS Health, Inc. .........................................................    $    1,619,871
     64,500   Pharmaceutical Product Development, Inc. .................................         2,702,550
                                                                                            --------------
                                                                                                 4,322,421
                                                                                            --------------
              PHARMACEUTICALS -- 3.92%
     41,500   Abbott Laboratories ......................................................         2,288,725
     31,000   Johnson & Johnson ........................................................         2,010,970
                                                                                            --------------
                                                                                                 4,299,695
----------------------------------------------------------------------------------------------------------
              TOTAL HEALTH CARE                                                                 18,880,506
                                                                                            --------------
INDUSTRIALS -- 10.51%
              AIR FREIGHT & LOGISTICS -- 2.28%
     29,000   Expeditors International Washington, Inc. ................................         1,310,220
     16,300   United Parcel Service, Inc. -- Class B ...................................         1,190,226
                                                                                            --------------
                                                                                                 2,500,446
                                                                                            --------------
              COMMERCIAL SERVICES & SUPPLIES -- 5.12%
     59,500   Brady Corp. ..............................................................         1,989,085
     75,400   Heidrick & Struggles International, Inc. .................................         2,452,762
     48,700   Monster Worldwide, Inc.(a) ...............................................         1,179,027
                                                                                            --------------
                                                                                                 5,620,874
                                                                                            --------------
              MACHINERY -- 3.11%
    101,100   Chart Industries, Inc.(a) ................................................         3,421,224
----------------------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ........................................................        11,542,544
                                                                                            --------------
INFORMATION TECHNOLOGY -- 34.28%
              COMMUNICATIONS EQUIPMENT -- 2.12%
     96,900   Cisco Systems, Inc.(a) ...................................................         2,334,321
                                                                                            --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.74%
     45,100   Dolby Laboratories, Inc. -- Class A(a) ...................................         1,635,326
    154,600   Jabil Circuit, Inc. ......................................................         1,462,516
     57,400   National Instruments Corp. ...............................................         1,500,436
     97,915   Trimble Navigation Ltd.(a) ...............................................         2,799,390
                                                                                            --------------
                                                                                                 7,397,668
                                                                                            --------------
              IT SERVICES -- 1.74%
     89,700   Western Union Co. ........................................................         1,907,919
                                                                                            --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 15.26%
     87,800   Broadcom Corp. -- Class A(a) .............................................         1,691,906
     66,905   Cabot Microelectronics Corp.(a) ..........................................         2,150,995
    118,600   FormFactor, Inc.(a) ......................................................         2,265,260
    116,600   Intel Corp. ..............................................................         2,469,588
     43,500   KLA-Tencor Corp. .........................................................         1,613,850
    116,500   MKS Instruments, Inc.(a) .................................................         2,493,100
    121,200   National Semiconductor Corp. .............................................         2,220,384
     81,800   SanDisk Corp.(a) .........................................................         1,846,226
                                                                                            --------------
                                                                                                16,751,309
                                                                                            --------------

--------------------------------------------------------------------------------
52

 SHARES OR
FACE AMOUNT                                                                                     FAIR VALUE
----------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
              SOFTWARE -- 8.42%
     96,900   F5 Networks, Inc.(a) .....................................................    $    1,760,673
     27,140   Electronic Arts Inc.(a) ..................................................         1,354,829
     67,600   Microsoft Corp. ..........................................................         1,918,488
    106,000   Oracle Corp.(a) ..........................................................         2,073,360
    116,500   Red Hat, Inc.(a) .........................................................         2,142,435
                                                                                            --------------
                                                                                                 9,249,785
----------------------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY .............................................        37,641,002
                                                                                            --------------
MATERIALS -- 1.30%
              CHEMICALS -- 1.30%
     32,800   Ecolab Inc. ..............................................................         1,424,504
----------------------------------------------------------------------------------------------------------
              TOTAL MATERIALS ..........................................................         1,424,504
                                                                                            --------------

TOTAL COMMON STOCKS ....................................................................       106,533,337
----------------------------------------------------------------------------------------------------------
(COST $96,801,828)

SHORT TERM INVESTMENTS -- 2.20%
INVESTMENT COMPANIES -- 1.80%
    471,691   Fidelity Institutional Money Market Portfolio ............................           471,691
  1,500,000   SEI Daily Income Trust Treasury II Fund -- Class B .......................         1,500,000
----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES ...............................................         1,971,691
                                                                                            --------------
U.S. TREASURY BILLS -- 0.40%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 0.40%
    442,000   1.55%, 04/03/2008 ........................................................           441,962
----------------------------------------------------------------------------------------------------------
              TOTAL U.S. Treasury Bills ................................................           441,962
                                                                                            --------------

TOTAL SHORT TERM INVESTMENTS ...........................................................         2,413,653
----------------------------------------------------------------------------------------------------------
(COST $2,413,653)

TOTAL INVESTMENTS -- 99.23% ............................................................       108,946,990
(COST $99,215,481)

Other Assets in Excess of Liabilities -- 0.77% .........................................           845,002
                                                                                            --------------
TOTAL NET ASSETS -- 100.00% ............................................................    $  109,791,992
                                                                                            ==============

(A) NON INCOME PRODUCING
(B) FOREIGN ISSUED SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 March 31, 2008

                                                                                 BUFFALO          BUFFALO          BUFFALO
                                                                                BALANCED         HIGH YIELD     INTERNATIONAL
                                                                                   FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost:
    Investments in securities of unaffiliated issuers .....................   $ 140,610,266    $ 153,027,042    $  23,108,237
    Investments in securities of affiliated issuers .......................              --               --               --
                                                                              -------------    -------------    -------------
    Total investments, at cost ............................................   $ 140,610,266    $ 153,027,042    $  23,108,237
                                                                              =============    =============    =============
  Investments in securities, at value:
    Investments in securities of unaffiliated issuers .....................   $ 165,352,061    $ 148,463,689    $  21,977,686
    Investments in securities of affiliated issuers .......................              --               --               --
                                                                              -------------    -------------    -------------
Total investments, at value ...............................................     165,352,061      148,463,689       21,977,686
Cash ......................................................................              --           46,484               --
Cash denominated in foreign currency, at value(1) .........................              --               --           20,309
Receivables:
  Investments sold ........................................................              --               --               --
  Fund shares sold ........................................................         310,358          112,364           17,500
  Dividends ...............................................................         156,159           72,028           56,259
  Interest ................................................................       1,213,528        2,872,977            1,721
Other assets ..............................................................          16,331           12,697            4,043
                                                                              -------------    -------------    -------------
      Total assets ........................................................     167,048,437      151,580,239       22,077,518
                                                                              -------------    -------------    -------------
LIABILITIES:
  Payables:
    Investments purchased .................................................              --               --               --
    Fund shares purchased .................................................         243,838          272,620               --
    Management fees .......................................................         141,865          130,688           18,224
    Custodian .............................................................              --               --           16,004
  Accrued expenses ........................................................           1,857            1,188            5,332
                                                                              -------------    -------------    -------------
      Total liabilities ...................................................         387,560          404,496           39,560
                                                                              -------------    -------------    -------------
NET ASSETS ................................................................   $ 166,660,877    $ 151,175,743    $  22,037,958
                                                                              =============    =============    =============
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .............................   $ 143,121,466    $ 154,988,939    $  23,456,868
  Accumulated net investment income .......................................         130,642          180,781            2,330
  Undistributed net realized gain (loss) from investment and foreign
    currency transactions .................................................      (1,333,026)         569,376         (291,002)
  Net unrealized appreciation (depreciation) from investments and
    translation of assets and liabilities in foreign currency .............      24,741,795       (4,563,353)      (1,130,238)
                                                                              -------------    -------------    -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...............................   $ 166,660,877    $ 151,175,743    $  22,037,958
                                                                              =============    =============    =============
Capital shares, $1.00 par value:
  Authorized ..............................................................      25,000,000      100,000,000        Unlimited
                                                                              =============    =============    =============
  Outstanding .............................................................      14,644,610       14,532,197        2,351,882
                                                                              =============    =============    =============
NET ASSET VALUE PER SHARE .................................................   $       11.38    $       10.40    $        9.37
                                                                              =============    =============    =============
Cash denominated in foreign currencies, at cost ...........................              --               --           19,996

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
54

                                                                          BUFFALO
   BUFFALO           BUFFALO          BUFFALO           BUFFALO          SCIENCE &          BUFFALO           BUFFALO
JAYHAWK CHINA       LARGE CAP        MICRO CAP          MID CAP          TECHNOLOGY        SMALL CAP         USA GLOBAL
     FUND              FUND             FUND              FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
$   33,993,366    $   37,465,718   $   33,210,246    $  393,105,235    $  156,065,236    $  990,971,793    $   99,215,481
            --                --               --                --                --       679,312,444                --
--------------    --------------   --------------    --------------    --------------    --------------    --------------
$   33,993,366    $   37,465,718   $   33,210,246    $  393,105,235    $  156,065,236    $1,670,284,237    $   99,215,481
==============    ==============   ==============    ==============    ==============    ==============    ==============

$   28,850,872    $   41,517,601   $   27,448,707    $  373,920,258    $  145,994,283    $1,117,531,641    $  108,946,990
            --                --               --                --                --       481,839,174                --
--------------    --------------   --------------    --------------    --------------    --------------    --------------
    28,850,872        41,517,601       27,448,707       373,920,258       145,994,283     1,599,370,815       108,946,990
            --                --               --                --                --            35,947                --
       324,126                --               --                --                --                --                --

       419,944                --               --         8,667,512           201,358         4,057,230           778,925
        30,675            38,047            6,235         1,503,516           110,776         1,312,066           121,795
        25,560            28,007            7,899           156,964            48,972         1,010,480            97,858
         1,334               777              733             1,610             1,491            11,522             1,496
        11,184             8,555            4,027            26,676            21,053            75,892            16,309
--------------    --------------   --------------    --------------    --------------    --------------    --------------
    29,663,695        41,592,987       27,467,601       384,276,536       146,377,933     1,605,873,952       109,963,373
--------------    --------------   --------------    --------------    --------------    --------------    --------------

       159,680                --               --         2,072,055                --                --                --
        12,015            43,469           50,354           751,083         1,399,821         2,185,923            77,232
        40,823            35,985           34,284           329,119           125,509         1,368,271            93,493
        14,252                --               --         1,110,694                --                --                --
        23,945               428              454             5,151             2,008             4,978               656
--------------    --------------   --------------    --------------    --------------    --------------    --------------
       250,715            79,882           85,092         4,268,102         1,527,338         3,559,172           171,381
--------------    --------------   --------------    --------------    --------------    --------------    --------------
$   29,412,980    $   41,513,105   $   27,382,509    $  380,008,434    $  144,850,595    $1,602,314,780    $  109,791,992
==============    ==============   ==============    ==============    ==============    ==============    ==============

$   33,826,183    $   33,643,305   $   31,700,502    $  394,245,436    $  153,411,483    $1,617,124,425    $  100,460,489
            --             1,000               --                --                --                --            33,293

       729,025         3,816,917        1,443,546         4,947,975         1,510,065        56,103,777          (433,299)

    (5,142,228)        4,051,883       (5,761,539)      (19,184,977)      (10,070,953)      (70,913,422)        9,731,509
--------------    --------------   --------------    --------------    --------------    --------------    --------------
$   29,412,980    $   41,513,105   $   27,382,509    $  380,008,434    $  144,850,595    $1,602,314,780    $  109,791,992
==============    ==============   ==============    ==============    ==============    ==============    ==============

     Unlimited        10,000,000        Unlimited         Unlimited         Unlimited       100,000,000        10,000,000
==============    ==============   ==============    ==============    ==============    ==============    ==============
     3,145,651         2,109,003        3,240,567        29,554,143        12,700,591        78,256,590         5,266,095
==============    ==============   ==============    ==============    ==============    ==============    ==============
$         9.35    $        19.68   $         8.45    $        12.86    $        11.41    $        20.48    $        20.85
==============    ==============   ==============    ==============    ==============    ==============    ==============
       323,860                --               --                --                --                --                --

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                       For the Period Ended March 31, 2008

                                                                                BUFFALO         BUFFALO          BUFFALO
                                                                                BALANCED       HIGH YIELD    INTERNATIONAL
                                                                                  FUND            FUND           FUND(1)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ................................................................   $  4,812,207    $ 11,524,543    $     85,763
  Dividends:
    Dividends from securities of unaffiliated issuers .....................      2,403,218         505,478         104,271
    Dividends from securities of affiliated issuers (Note 7) ..............             --              --              --
  Foreign tax withheld ....................................................         (7,181)        (21,801)        (10,551)
                                                                              ------------    ------------    ------------
    Total investment income ...............................................      7,208,244      12,008,220         179,483
                                                                              ------------    ------------    ------------
EXPENSES:
  Management fees .........................................................      1,799,348       1,782,314         106,624
  Custody fees ............................................................             --              --          28,185
  Registration fees .......................................................         38,948          23,958           2,634
  Other ...................................................................          6,088           6,522             421
                                                                              ------------    ------------    ------------
    Total expenses ........................................................      1,844,384       1,812,794         137,864
                                                                              ------------    ------------    ------------
    Net investment income (loss) ..........................................      5,363,860      10,195,426          41,619
                                                                              ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from:
    Investment transactions of unaffiliated issuers .......................      3,272,616       2,426,104        (291,002)
    Investment transactions of affiliated issuers (Note 7) ................             --              --              --
    Foreign currency transactions .........................................             --              --         (40,043)
  Net unrealized appreciation/depreciation during the period on:
    Investments ...........................................................     (3,527,834)    (14,935,730)     (1,130,238)
    Translation of assets and liabilities in foreign currencies ...........             --              --              --
                                                                              ------------    ------------    ------------
    Net realized and unrealized loss ......................................       (255,218)    (12,509,626)     (1,461,283)
                                                                              ------------    ------------    ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......   $  5,108,642    $ (2,314,200)   $ (1,419,664)
                                                                              ============    ============    ============

(1) FOR THE PERIOD FROM SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
56

                                                                           BUFFALO
   BUFFALO           BUFFALO           BUFFALO           BUFFALO           SCIENCE &         BUFFALO           BUFFALO
JAYHAWK CHINA       LARGE CAP         MICRO CAP          MID CAP          TECHNOLOGY        SMALL CAP         USA GLOBAL
     FUND              FUND              FUND              FUND              FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------------
$      142,092    $      107,130    $       47,646    $    1,007,069    $      306,002    $    2,605,566    $      355,900

       503,826           547,813           146,202         2,472,470           849,922         8,572,648         1,185,687
            --                --                --                --                --         1,440,781                --
        (9,070)          (10,521)               --                --           (16,106)          (18,188)               --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
       636,848           644,422           193,848         3,479,539         1,139,818        12,600,807         1,541,587
--------------    --------------    --------------    --------------    --------------    --------------    --------------
       524,225           557,160           678,449         4,470,548         1,809,283        21,143,991         1,099,771
        58,414                --                --                --                --                --                --
        16,587            23,876            19,584            34,428            28,716            54,566            33,756
         1,821             2,988             3,024            12,288             5,894            56,121             3,382
--------------    --------------    --------------    --------------    --------------    --------------    --------------
       601,047           584,024           701,057         4,517,264         1,843,893        21,254,678         1,136,909
--------------    --------------    --------------    --------------    --------------    --------------    --------------
        35,801            60,398          (507,209)       (1,037,725)         (704,075)       (8,653,871)          404,678
--------------    --------------    --------------    --------------    --------------    --------------    --------------
     3,286,531         4,710,548         2,563,819        37,061,864        11,065,828       197,824,213           190,470
            --                --                --                --                --        21,183,247                --
        10,196                --                --                --                --                --                --

    (6,146,453)       (8,071,338)      (15,688,683)      (87,222,355)      (31,651,343)     (616,125,561)      (11,538,683)
           525                --                --                --                --                --                --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
    (2,849,201)       (3,360,790)      (13,124,864)      (50,160,491)      (20,585,515)     (397,118,101)      (11,348,213)
--------------    --------------    --------------    --------------    --------------    --------------    --------------
$   (2,813,400)   $   (3,300,392)   $  (13,632,073)   $  (51,198,216)   $  (21,289,590)   $ (405,771,972)   $  (10,943,535)
==============    ==============    ==============    ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                                 March 31, 2008

                                                                                                    BUFFALO
                                                                                                 BALANCED FUND
                                                                                        --------------------------------
                                                                                          YEAR ENDED        YEAR ENDED
                                                                                        MARCH 31, 2008    MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ......................................................   $    5,363,860    $    4,645,911
  Net realized gain from investment and foreign currency transactions ...............        3,272,616         9,401,706
  Net unrealized appreciation/depreciation during the period on investments and
    translation of assets and liabilities in foreign currencies .....................       (3,527,834)        3,564,122
                                                                                        --------------    --------------
      Net increase (decrease) in net assets resulting from operations ...............        5,108,642        17,611,739

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .............................................................       (5,303,101)       (4,688,752)
  Net realized gain from investment transactions ....................................       (5,826,774)               --
                                                                                        --------------    --------------
    Total dividends and distributions to shareholders ...............................      (11,129,875)       (4,688,752)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .......................................................................       63,360,616       120,178,149
  Reinvested dividends and distributions ............................................       10,162,275         3,698,814
                                                                                        --------------    --------------
    Shares issued ...................................................................       73,522,891       123,876,963
  Redemptions .......................................................................      (67,263,482)     (120,662,898)
  Redemption fees (Note 5) ..........................................................           26,182            31,040
                                                                                        --------------    --------------
    Shares repurchased ..............................................................      (67,237,300)     (120,631,858)
                                                                                        --------------    --------------
      Net increase (decrease) from capital share transactions .......................        6,285,591         3,245,105
                                                                                        --------------    --------------
        Total increase (decrease) in net assets .....................................          264,358        16,168,092

NET ASSETS:
  Beginning of period ...............................................................      166,396,519       150,228,427
                                                                                        --------------    --------------
  End of period .....................................................................   $  166,660,877    $  166,396,519
                                                                                        ==============    ==============
  Accumulated net investment income (loss) at end of period .........................   $      130,642    $       60,551
                                                                                        ==============    ==============
Fund share transactions:
  Shares sold .......................................................................        5,231,020        10,636,147
  Reinvested dividends and distributions ............................................          843,453           327,587
                                                                                        --------------    --------------
                                                                                             6,074,473        10,963,734
  Shares repurchased ................................................................       (5,643,814)      (10,675,901)
                                                                                        --------------    --------------
    Net increase (decrease) in fund shares ..........................................          430,659           287,833
                                                                                        ==============    ==============

(1) FOR THE PERIOD FROM SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2008.
(2) FOR THE PERIOD FROM DECEMBER 18, 2006 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
58

            BUFFALO                    BUFFALO                    BUFFALO                           BUFFALO
        HIGH YIELD FUND           INTERNATIONAL FUND         JAYHAWK CHINA FUND                  LARGE CAP FUND
  YEAR ENDED        YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
MARCH 31, 2008    MARCH 31, 2007   MARCH 31, 2008(1)  MARCH 31, 2008   MARCH 31, 2007(2)  MARCH 31, 2008    MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------------
$   10,195,426    $   10,604,915    $       41,619    $       35,801    $      (28,038)   $       60,398    $       (9,350)
     2,426,104         3,338,296          (331,045)        3,296,727           135,193         4,710,548         1,084,420

   (14,935,730)       (3,166,870)       (1,130,238)       (6,145,928)        1,003,700        (8,071,338)        4,263,538
--------------    --------------    --------------    --------------    --------------    --------------    --------------
    (2,314,200)       10,776,341        (1,419,664)       (2,813,400)        1,110,855        (3,300,392)        5,338,608

   (10,502,793)      (10,858,286)               --          (117,393)               --           (59,398)          (43,455)
      (544,460)               --                --        (2,593,503)               --        (1,567,312)               --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
   (11,047,253)      (10,858,286)               --        (2,710,896)               --        (1,626,710)          (43,455)

    45,380,795        26,212,844        24,082,096        20,749,734        22,884,319        13,788,273         7,052,191
     8,074,452         8,151,175                --         2,623,292                --         1,607,659            42,790
--------------    --------------    --------------    --------------    --------------    --------------    --------------
    53,455,247        34,364,019        24,082,096        23,373,026        22,884,319        15,395,932         7,094,981
   (70,403,980)      (64,421,478)         (626,995)      (11,854,504)         (602,042)      (21,241,272)      (14,358,026)
        26,613            22,161             2,521            22,884             2,738             3,208             2,379
--------------    --------------    --------------    --------------    --------------    --------------    --------------
   (70,377,367)      (64,399,317)         (624,474)      (11,831,620)         (599,304)      (21,238,064)      (14,355,647)
--------------    --------------    --------------    --------------    --------------    --------------    --------------
   (16,922,120)      (30,035,298)       23,457,622        11,541,406        22,285,015        (5,842,132)       (7,260,666)
--------------    --------------    --------------    --------------    --------------    --------------    --------------
   (30,283,573)      (30,117,243)       22,037,958         6,017,110        23,395,870       (10,769,234)       (1,965,513)

   181,459,316       211,576,559                --        23,395,870                --        52,282,339        54,247,852
--------------    --------------    --------------    --------------    --------------    --------------    --------------
$  151,175,743    $  181,459,316    $   22,037,958    $   29,412,980    $   23,395,870    $   41,513,105    $   52,282,339
==============    ==============    ==============    ==============    ==============    ==============    ==============
$      180,781    $      406,817    $        2,330    $           --    $       (2,039)   $        1,000    $           --
==============    ==============    ==============    ==============    ==============    ==============    ==============

     4,092,034         2,340,460         2,418,413         1,681,894         2,280,846           609,622           352,970
       741,588           738,068                --           216,682                --            71,943             2,327
--------------    --------------    --------------    --------------    --------------    --------------    --------------
     4,833,622         3,078,528         2,418,413         1,898,576         2,280,846           681,565           355,297
    (6,421,963)       (5,811,071)          (66,531)         (974,864)          (58,907)         (994,360)         (722,996)
--------------    --------------    --------------    --------------    --------------    --------------    --------------
    (1,588,341)       (2,732,543)        2,351,882           923,712         2,221,939          (312,795)         (367,699)
==============    ==============    ==============    ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
59

                       STATEMENTS OF CHANGES IN NET ASSETS

                                 March 31, 2008

                                                                                                    BUFFALO
                                                                                                 MICRO CAP FUND
                                                                                          YEAR ENDED        YEAR ENDED
                                                                                        MARCH 31, 2008    MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ......................................................   $     (507,209)   $     (536,496)
  Net realized gain from investment and foreign currency transactions ...............        2,563,819         4,073,744
  Net unrealized appreciation/depreciation during the period on investments and
    translation of assets and liabilities in foreign currencies .....................      (15,688,683)       (1,698,997)
                                                                                        --------------    --------------
      Net increase (decrease) in net assets resulting from operations ...............      (13,632,073)        1,838,251

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .............................................................               --                --
  Net realized gain from investment transactions ....................................       (3,482,157)       (2,891,049)
                                                                                        --------------    --------------
      Total dividends and distributions to shareholders .............................       (3,482,157)       (2,891,049)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .......................................................................        3,601,054         6,939,489
  Reinvested dividends and distributions ............................................        3,396,132         2,832,253
                                                                                        --------------    --------------
    Shares issued ...................................................................        6,997,186         9,771,742
  Redemptions .......................................................................      (19,954,238)      (12,466,299)
  Redemption fees (Note 5) ..........................................................            5,211             5,591
                                                                                        --------------    --------------
    Shares repurchased ..............................................................      (19,949,027)      (12,460,708)
                                                                                        --------------    --------------
      Net increase (decrease) from capital share transactions .......................      (12,951,841)       (2,688,966)
                                                                                        --------------    --------------
        Total increase (decrease) in net assets .....................................      (30,066,071)       (3,741,764)

NET ASSETS:
  Beginning of period ...............................................................       57,448,580        61,190,344
                                                                                        --------------    --------------
  End of period .....................................................................   $   27,382,509    $   57,448,580
                                                                                        ==============    ==============
  Accumulated net investment income at end of period ................................   $           --    $           --
                                                                                        ==============    ==============
Fund share transactions:
  Shares sold .......................................................................          323,168           534,700
  Reinvested dividends and distributions ............................................          330,363           219,384
                                                                                        --------------    --------------
                                                                                               653,531           754,084
  Shares repurchased ................................................................       (1,725,969)         (979,314)
                                                                                        --------------    --------------
    Net increase (decrease) in fund shares ..........................................       (1,072,438)         (225,230)
                                                                                        ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
60

           BUFFALO                          BUFFALO                          BUFFALO                           BUFFALO
         MID CAP FUND               SCIENCE & TECHNOLOGY FUND             SMALL CAP FUND                   USA GLOBAL FUND
  YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
MARCH 31, 2008  MARCH 31, 2007   MARCH 31, 2008  MARCH 31, 2007   MARCH 31, 2008   MARCH 31, 2007    MARCH 31, 2008  MARCH 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
$  (1,037,725)  $  (1,169,333)   $    (704,075)  $    (462,103)   $   (8,653,871)  $   (8,239,029)   $     404,678   $     165,267
   37,061,864      11,499,914       11,065,828       4,538,110       219,007,460      123,373,979          190,470       5,163,322

  (87,222,355)     (1,203,630)     (31,651,343)        982,925      (616,125,561)     (25,748,484)     (11,538,683)      2,137,187
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
  (51,198,216)      9,126,951      (21,289,590)      5,058,932      (405,771,972)      89,386,466      (10,943,535)      7,465,776

           --              --               --              --                --               --         (402,160)       (192,295)
  (35,000,462)     (7,186,450)     (10,295,364)     (6,400,155)     (205,414,207)    (142,939,633)      (3,457,374)     (1,999,838)
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
  (35,000,462)     (7,186,450)     (10,295,364)     (6,400,155)     (205,414,207)    (142,939,633)      (3,859,534)     (2,192,133)

  149,703,596     179,479,373       91,644,206      88,607,228       536,338,711      400,156,726       75,619,969      13,813,188
   33,333,319       6,869,162       10,109,112       6,347,756       198,679,626      138,893,161        3,820,921       2,149,677
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
  183,036,915     186,348,535      101,753,318      94,954,984       735,018,337      539,049,887       79,440,890      15,962,865
 (113,273,064)   (136,138,862)     (78,199,571)    (52,115,066)     (634,712,878)    (488,847,222)     (29,884,924)    (19,326,090)
       35,762          50,925           27,334          24,274           208,058          164,616           12,992           3,179
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
 (113,237,302)   (136,087,937)     (78,172,237)    (52,090,792)     (634,504,820)    (488,682,606)     (29,871,932)    (19,322,911)
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
   69,799,613      50,260,598       23,581,081      42,864,192       100,513,517       50,367,281       49,568,958      (3,360,046)
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
  (16,399,065)     52,201,099       (8,003,873)     41,522,969      (510,672,662)      (3,185,886)      34,765,889       1,913,597

  396,407,499     344,206,400      152,854,468     111,331,499     2,112,987,442    2,116,173,328       75,026,103      73,112,506
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
$ 380,008,434   $ 396,407,499    $ 144,850,595   $ 152,854,468    $1,602,314,780   $2,112,987,442    $ 109,791,992   $  75,026,103
=============   =============    =============   =============    ==============   ==============    =============   =============
$          --   $          --    $          --   $          --    $           --   $           --    $      33,293   $      29,458
=============   =============    =============   =============    ==============   ==============    =============   =============

    9,337,090      12,167,344        6,378,012       6,715,884        19,433,900       14,788,847        3,194,143         617,660
    2,175,804         457,639          762,952         521,246         8,299,065        5,188,389          161,654          96,999
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
   11,512,894      12,624,983        7,140,964       7,237,130        27,732,965       19,977,236        3,355,797         714,659
   (7,491,591)     (9,362,906)      (5,783,593)     (4,035,093)      (24,948,839)     (18,211,542)      (1,330,448)       (892,369)
-------------   -------------    -------------   -------------    --------------   --------------    -------------   -------------
    4,021,303       3,262,077        1,357,371       3,202,037         2,784,126        1,765,694        2,025,349        (177,710)
=============   =============    =============   =============    ==============   ==============    =============   =============

--------------------------------------------------------------------------------
61

                              FINANCIAL HIGHLIGHTS

                              BUFFALO BALANCED FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                            YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                       2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................  $    11.71    $    10.79    $     9.98    $     9.38    $     7.27
                                                          ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income ..............................        0.36          0.32          0.30          0.29          0.29
    Net gains on securities
      (both realized and unrealized) ...................        0.05          0.92          0.81          0.62          2.12
                                                          ----------    ----------    ----------    ----------    ----------
  Total from investment operations .....................        0.41          1.24          1.11          0.91          2.41
                                                          ----------    ----------    ----------    ----------    ----------
  Less distributions:
    Dividends from net investment income ...............       (0.36)        (0.32)        (0.30)        (0.31)        (0.30)
    Distributions from capital gains ...................       (0.38)           --            --            --            --
                                                          ----------    ----------    ----------    ----------    ----------
  Total distributions ..................................       (0.74)        (0.32)        (0.30)        (0.31)        (0.30)
                                                          ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) ........          --(1)         --(1)         --(1)         --(1)         --
                                                          ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ...........................  $    11.38    $    11.71    $    10.79    $     9.98    $     9.38
                                                          ==========    ==========    ==========    ==========    ==========
Total return ...........................................        3.23%        11.67%        11.23%         9.75%        33.50%
                                                          ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................  $  166,661    $  166,397    $  150,228    $  143,041    $   77,275
Ratio of expenses to average net assets ................        1.02%         1.03%         1.03%         1.03%         1.05%
Ratio of net investment income to average net assets ...        2.99%         2.85%         2.89%         3.13%         3.47%
Portfolio turnover rate ................................          17%           28%           18%           30%           32%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
62

                              FINANCIAL HIGHLIGHTS

                             BUFFALO HIGH YIELD FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                           YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                       2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................  $    11.26    $    11.22    $    11.13    $    11.24    $     9.86
                                                          ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income ..............................        0.65          0.63          0.58          0.42          0.43
    Net gains (losses) on securities
      (both realized and unrealized) ...................       (0.81)         0.06          0.16         (0.09)         1.37
                                                          ----------    ----------    ----------    ----------    ----------
  Total from investment operations .....................       (0.16)         0.69          0.74          0.33          1.80
                                                          ----------    ----------    ----------    ----------    ----------
  Less distributions:
    Dividends from net investment income ...............       (0.67)        (0.65)        (0.65)        (0.44)        (0.43)
    Distributions from capital gains ...................       (0.03)           --            --            --            --
                                                          ----------    ----------    ----------    ----------    ----------
  Total distributions ..................................       (0.70)        (0.65)        (0.65)        (0.44)        (0.43)
                                                          ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) ........          --(1)         --(1)         --(1)         --(1)       0.01
                                                          ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ...........................  $    10.40    $    11.26    $    11.22    $    11.13    $    11.24
                                                          ==========    ==========    ==========    ==========    ==========
Total return ...........................................       (1.52%)        6.42%         6.82%         2.96%        18.56%
                                                          ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................  $  151,176    $  181,459    $  211,577    $  304,746    $  324,123
Ratio of expenses to average net assets ................        1.02%         1.02%         1.02%         1.02%         1.03%
Ratio of net investment income to average net assets ...        5.71%         5.66%         5.03%         3.71%         3.89%
Portfolio turnover rate ................................          22%            9%           28%           45%           51%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                           BUFFALO INTERNATIONAL FUND

                                                                         FOR THE PERIOD FROM
                                                                          SEPTEMBER 28, 2007
                                                                           (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL                                       OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                                    MARCH 31, 2008
--------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................................     $    10.00
                                                                              ----------
  Income from investment operations:
    Net investment gain .................................................           0.02
    Net gains (losses) on securities (both realized and unrealized) .....          (0.65)
                                                                              ----------
  Total from investment operations ......................................          (0.63)
                                                                              ----------
  Paid-in capital from redemption fees (Note 5) .........................             --(1)
                                                                              ----------
Net asset value, end of period ..........................................     $     9.37
                                                                              ==========
Total return* ...........................................................          (6.30%)
                                                                              ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ................................     $   22,038
Ratio of expenses to average net assets** ...............................           1.29%
Ratio of net investment income to average net assets** ..................           0.39%
Portfolio turnover rate* ................................................             11%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
64

                              FINANCIAL HIGHLIGHTS

                           BUFFALO JAYHAWK CHINA FUND

                                                                                     FOR THE PERIOD FROM
                                                                                      DECEMBER 18, 2006
                                                                                      (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL                                 YEAR ENDED       OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                            MARCH 31, 2008     MARCH 31, 2007
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............................    $    10.53         $    10.00
                                                                      ----------         ----------
  Income from investment operations:
    Net investment income (loss) .................................          0.02              (0.01)
    Net gains on securities (both realized and unrealized) .......         (0.29)              0.54
                                                                      ----------         ----------
  Total from investment operations ...............................         (0.27)              0.53
                                                                      ----------         ----------
  Less distributions:
Dividends from net investment income .............................         (0.05)                --
Distributions from capital gains .................................         (0.87)                --
                                                                      ----------         ----------
Total distributions ..............................................         (0.92)                --
                                                                      ----------         ----------
Paid-in capital from redemption fees (Note 5)  ...................          0.01              --(1)
                                                                      ----------         ----------
Net asset value, end of period ...................................    $     9.35         $    10.53
                                                                      ==========         ==========
Total return* ....................................................         (4.47%)             5.30%
                                                                      ==========         ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........................    $   29,413         $   23,396
Ratio of expenses to average net assets** ........................          1.72%              2.13%
Ratio of net investment income (loss) to average net assets** ....          0.10%             (0.48%)
Portfolio turnover rate* .........................................            75%                 3%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                             BUFFALO LARGE CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                                    YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR ..........................     2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............................  $   21.59     $   19.45     $   17.81     $   17.57     $   12.57
                                                                  ---------     ---------     ---------     ---------     ---------
  Income from investment operations:
    Net investment income ......................................       0.02            --          0.03          0.12          0.01
    Net gains (losses) on securities
      (both realized and unrealized) ...........................      (1.30)         2.16          1.73          0.15          5.02
                                                                  ---------     ---------     ---------     ---------     ---------
  Total from investment operations .............................      (1.28)         2.16          1.76          0.27          5.03
                                                                  ---------     ---------     ---------     ---------     ---------
  Less distributions:
    Dividends from net investment income .......................      (0.02)        (0.02)        (0.12)        (0.03)        (0.03)
    Distributions from capital gains ...........................      (0.61)           --            --            --            --
                                                                  ---------     ---------     ---------     ---------     ---------
  Total distributions ..........................................      (0.63)        (0.02)        (0.12)        (0.03)        (0.03)
                                                                  ---------     ---------     ---------     ---------     ---------
  Paid-in capital from redemption fees (Note 5) ................         --(1)         --(1)         --(1)         --(1)         --
                                                                  ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ...................................  $   19.68     $   21.59     $   19.45     $   17.81     $   17.57
                                                                  =========     =========     =========     =========     =========
Total return ...................................................      (6.25%)       11.10%         9.95%         1.52%        40.05%
                                                                  =========     =========     =========     =========     =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .........................  $  41,513     $  52,282     $  54,248     $  56,299     $  57,657
Ratio of expenses to average net assets ........................       1.05%         1.05%         1.04%         1.05%         1.04%
Ratio of net investment income (loss) to average net assets ....       0.11%        (0.02%)        0.16%         0.64%         0.10%
Portfolio turnover rate ........................................         32%           17%           40%           17%           41%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
66

                              FINANCIAL HIGHLIGHTS

                             BUFFALO MICRO CAP FUND

                                                                                                             FOR THE PERIOD FROM
                                                                                                                 MAY 21, 2004
                                                                                                               (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL                                            YEARS ENDED MARCH 31,          OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                                    2008        2007        2006        MARCH 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................................  $  13.32    $  13.48    $  10.62         $  10.00
                                                                          --------    --------    --------         --------
  Income from investment operations:
    Net investment loss ................................................     (0.16)      (0.13)      (0.12)           (0.07)
    Net gains (losses) on securities (both realized and unrealized) ....     (3.69)       0.66        3.03             0.66
                                                                          --------    --------    --------         --------
  Total from investment operations .....................................     (3.85)       0.53        2.91             0.59
                                                                          --------    --------    --------         --------
  Less distributions from capital gains ................................     (1.02)      (0.69)      (0.05)              --
                                                                          --------    --------    --------         --------
  Paid-in capital from redemption fees (Note 5) ........................        --(1)       --(1)       --(1)          0.03
                                                                          --------    --------    --------         --------
Net asset value, end of period .........................................  $   8.45    $  13.32    $  13.48         $  10.62
                                                                          ========    ========    ========         ========
Total return* ..........................................................    (30.23%)      4.13%      27.48%            6.20%
                                                                          ========    ========    ========         ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...............................  $ 27,383    $ 57,449    $ 61,190         $ 39,327
Ratio of expenses to average net assets** ..............................      1.50%       1.50%       1.51%            1.58%
Ratio of net investment loss to average net assets** ...................     (1.08%)     (0.95%)     (1.09%)          (1.14%)
Portfolio turnover rate* ...............................................        34%         38%         50%              28%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                              BUFFALO MID CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                           YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                      2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................  $    15.53    $    15.46    $    12.54    $    12.43    $     7.54
                                                         ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss ...............................       (0.03)        (0.05)        (0.02)        (0.04)        (0.04)
    Net gains (losses) on securities
      (both realized and unrealized) ..................       (1.42)         0.41          3.17          0.31          4.93
                                                         ----------    ----------    ----------    ----------    ----------
  Total from investment operations ....................       (1.45)         0.36          3.15          0.27          4.89
                                                         ----------    ----------    ----------    ----------    ----------
  Less distributions from capital gains ...............       (1.22)        (0.29)        (0.23)        (0.16)           --
                                                         ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) .......          --(1)         --(1)         --(1)         --(1)         --
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ..........................  $    12.86    $    15.53    $    15.46    $    12.54    $    12.43
                                                         ==========    ==========    ==========    ==========    ==========
Total return ..........................................      (10.60%)        2.41%        25.21%         2.15%        64.85%
                                                         ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ................  $  380,008    $  396,407    $  344,206    $  170,880    $  112,070
Ratio of expenses to average net assets ...............        1.01%         1.02%         1.02%         1.03%         1.03%
Ratio of net investment loss to average net assets ....       (0.23%)       (0.32%)       (0.21%)       (0.39%)       (0.48%)
Portfolio turnover rate ...............................          34%           21%           19%           21%           24%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
68

                              FINANCIAL HIGHLIGHTS

                        BUFFALO SCIENCE & TECHNOLOGY FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                           YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR                       2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................  $    13.48    $    13.68    $    10.73    $    11.04    $     6.01
                                                         ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss ...............................       (0.06)        (0.04)        (0.04)        (0.02)        (0.04)
    Net gains (losses) on securities
      (both realized and unrealized)  .................       (1.26)         0.54          3.04         (0.29)         5.07
                                                         ----------    ----------    ----------    ----------    ----------
  Total from investment operations ....................       (1.32)         0.50          3.00         (0.31)         5.03
                                                         ----------    ----------    ----------    ----------    ----------
  Less distributions from capital gains ...............       (0.75)        (0.70)        (0.05)           --            --
                                                         ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) .......          --(1)         --(1)         --(1)         --(1)         --
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ..........................  $    11.41    $    13.48    $    13.68    $    10.73    $    11.04
                                                         ==========    ==========    ==========    ==========    ==========
Total return ..........................................      (10.57%)        4.28%        27.96%        (2.81%)       83.69%
                                                         ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ................  $  144,851    $  152,854    $  111,331    $   62,690    $   34,924
Ratio of expenses to average net assets ...............        1.02%         1.03%         1.03%         1.05%         1.03%
Ratio of net investment loss to average net assets ....       (0.39%)       (0.37%)       (0.40%)       (0.24%)       (0.55%)
Portfolio turnover rate ...............................          52%           35%           46%           25%           38%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Financial Highlights

BUFFALO SMALL CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                          YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR                       2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................  $    28.00    $    28.71    $    26.30    $    25.70    $    13.79
                                                         ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss ...............................       (0.11)        (0.11)        (0.11)        (0.07)        (0.10)
    Net gains (losses) on securities
      (both realized and unrealized) ..................       (4.75)         1.44          5.63          1.56         12.21
                                                         ----------    ----------    ----------    ----------    ----------
  Total from investment operations ....................       (4.86)         1.33          5.52          1.49         12.11
                                                         ----------    ----------    ----------    ----------    ----------
  Less dividends and distributions:
    Dividends from net investment income ..............          --            --            --         (0.02)           --
    Distributions from capital gains ..................       (2.66)        (2.04)        (3.11)        (0.87)        (0.20)
                                                         ----------    ----------    ----------    ----------    ----------
  Total dividends and distributions ...................       (2.66)        (2.04)        (3.11)        (0.89)        (0.20)
                                                         ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) .......          --(1)         --(1)         --(1)         --            --
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ..........................  $    20.48    $    28.00    $    28.71    $    26.30    $    25.70
                                                         ==========    ==========    ==========    ==========    ==========
Total return ..........................................      (18.74%)        4.95%        22.46%         5.75%        88.07%
                                                         ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ................  $1,602,315    $2,112,987    $2,116,173    $1,845,847    $1,704,869
Ratio of expenses to average net assets ...............        1.00%         1.01%         1.01%         1.01%         1.01%
Ratio of net investment loss to average net assets ....       (0.41%)       (0.42%)       (0.42%)       (0.28%)       (0.53%)
Portfolio turnover rate ...............................          37%           15%           27%           35%           22%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
70

                              FINANCIAL HIGHLIGHTS

                             BUFFALO USA GLOBAL FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                            YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR                        2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................  $    23.15    $    21.39    $    18.82    $    19.18    $    13.04
                                                          ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income ..............................        0.08          0.05          0.05          0.12          0.02
    Net gains (losses) on securities
      (both realized and unrealized) ...................       (1.48)         2.45          2.59         (0.37)         6.12
                                                          ----------    ----------    ----------    ----------    ----------
  Total from investment operations .....................       (1.40)         2.50          2.64         (0.25)         6.14
                                                          ----------    ----------    ----------    ----------    ----------
  Less dividends and distributions:
    Dividends from net investment income ...............       (0.08)        (0.06)        (0.07)        (0.11)           --
    Distributions from capital gains ...................       (0.82)        (0.68)           --            --            --
                                                          ----------    ----------    ----------    ----------    ----------
  Total dividends and distributions ....................       (0.90)        (0.74)        (0.07)        (0.11)           --
                                                          ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) ........          --(1)         --(1)         --(1)         --(1)         --
                                                          ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ...........................  $    20.85    $    23.15    $    21.39    $    18.82    $    19.18
                                                          ==========    ==========    ==========    ==========    ==========
Total return ...........................................       (6.51%)       11.86%        14.05%        (1.30%)       47.11%
                                                          ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................  $  109,792    $   75,026    $   73,113    $   73,977    $   79,192
Ratio of expenses to average net assets ................        1.03%         1.04%         1.04%         1.04%         1.03%
Ratio of net investment income to average net assets ...        0.37%         0.24%         0.23%         0.67%         0.14%
Portfolio turnover rate ................................          31%           13%           11%           33%           21%

(1) LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2008

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of the Buffalo International Fund, the Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Science & Technology Fund), Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION -- Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Boards of Directors/Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2008, the Buffalo High Yield Fund held fair valued securities with market a value of $374,550 or 0.25% of total net assets, and the Buffalo Jayhawk China Fund held four valued securities with market value of $2,069,115 a 7.03% of total net assets.

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

When the Buffalo Jayhawk China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo Jayhawk China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo Jayhawk China Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo Jayhawk China Fund's assets at risk of total loss.

B. FEDERAL INCOME TAXES -- Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. If applicable, the Fund would recognize interest and penalties accrued related to unrecognized tax benefits in "Other expenses" on the Statement of Operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years (March 31, 2005 - March 31, 2007) as of the effective date. The Funds have adopted FIN 48 and as of March 31, 2008, management has determined the Funds did not have any tax positions that did not meet the "more-likely-than-not threshold" of being sustained by the applicable tax authority.

--------------------------------------------------------------------------------
72

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION -- Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS -- Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

H. INDEMNIFICATIONS -- Under the Funds' organizational documents, officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENT -- In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2008
                                   (CONTINUED)

2.  FEDERAL TAX MATTERS:

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

                                         YEAR ENDED MARCH 31, 2008      YEAR ENDED MARCH 31, 2007
                                        ----------------------------------------------------------
                                         ORDINARY       LONG-TERM        ORDINARY      LONG-TERM
                                          INCOME      CAPITAL GAINS*      INCOME     CAPITAL GAINS
--------------------------------------------------------------------------------------------------
Buffalo Balanced Fund ................  $ 5,711,754    $  5,418,121    $ 4,688,752    $         --
Buffalo High Yield Fund ..............   10,502,793         544,460     10,858,286              --
Buffalo International Fund ...........           --              --             --              --
Buffalo Jayhawk China Fund ...........    2,710,896              --             --              --
Buffalo Large Cap Fund ...............       59,398       1,567,312         24,521          18,934
Buffalo Micro Cap Fund ...............           --       3,482,157             --       2,891,049
Buffalo Mid Cap Fund .................    2,097,788      32,902,674         58,754       7,127,696
Buffalo Science & Technology Fund ....    2,270,198       8,025,166        238,846       6,161,309
Buffalo Small Cap Fund ...............   20,342,199     185,072,008             --     142,939,633
Buffalo USA Global Fund ..............      426,757       3,432,777        578,234       1,613,899

* The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the year ended March 31, 2008.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2008, the following table shows the reclassifications made:

                                        UNDISTRIBUTED    ACCUMULATED
                                       NET INVESTMENT   NET REALIZED      PAID IN
                                        INCOME (LOSS)    GAIN (LOSS)      CAPITAL
-----------------------------------------------------------------------------------
Buffalo Balanced Fund ................   $     9,332     $    (9,332)   $        --
Buffalo High Yield Fund ..............        81,331         (81,331)            --
Buffalo International Fund ...........       (39,289)         40,043           (754)
Buffalo Jayhawk China Fund ...........        83,631         (83,529)          (102)
Buffalo Large Cap Fund ...............            --              --             --
Buffalo Micro Cap Fund ...............       507,209        (507,209)            --
Buffalo Mid Cap Fund .................     1,037,725      (1,037,725)            --
Buffalo Science & Technology Fund ....       704,075        (704,075)            --
Buffalo Small Cap Fund ...............     8,653,871      (4,100,291)    (4,553,580)
Buffalo USA Global Fund ..............         1,317             147         (1,464)

The permanent differences primarily relate to Foreign Currency adjustments, Sale on discount bonds, Net Operating Losses and excise tax paid with differing book and tax methods for accounting.

As of March 31, 2008, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                BUFFALO          BUFFALO          BUFFALO          BUFFALO          BUFFALO
                                                BALANCED        HIGH YIELD     INTERNATIONAL    JAYHAWK CHINA      LARGE CAP
                                                  FUND             FUND             FUND             FUND             FUND
                                              ------------     ------------     ------------     ------------     ------------
Cost of Investments(a) ...................    $140,675,416     $153,848,401     $ 23,118,715     $ 34,047,332     $ 37,485,038
                                              ------------     ------------     ------------     ------------     ------------
Gross Unrealized Appreciation ............      31,505,897        5,997,465          778,388        3,198,400        8,107,792
Gross Unrealized Depreciation ............      (6,829,252)     (11,382,177)      (1,919,417)      (8,394,860)      (4,075,229)
                                              ------------     ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 24,676,645     $ (5,384,712)    $ (1,141,029)    $ (5,196,460)    $  4,032,563
                                              ============     ============     ============     ============     ============
Undistributed ordinary income ............         195,792          491,602           57,460          473,011            1,000
Undistributed long-term capital gain .....              --        1,079,914               --          309,980        3,836,237
                                              ------------     ------------     ------------     ------------     ------------
Total Distributable earnings .............    $    195,792     $  1,571,516     $     57,460          782,991        3,837,237
                                              ============     ============     ============     ============     ============
Other accumulated gain/(loss) ............      (1,333,026)              --         (335,341)             266               --
                                              ------------     ------------     ------------     ------------     ------------
Total accumulated gain/(loss) ............    $ 23,539,411     $ (3,813,196)      (1,418,910)      (4,413,203)       7,869,800
                                              ============     ============     ============     ============     ============

THE DIFFERENCE BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED APPRECIATION IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, CPDI ADJUSTMENTS, AND PREMIUM AMORIZATION.

(A) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSE AND DIFFERS FROM THE COST FOR FINANCIAL REPORTING PURPOSES

--------------------------------------------------------------------------------
74

                                                   BUFFALO          BUFFALO          BUFFALO           BUFFALO           BUFFALO
                                                   MICRO CAP        MID CAP          SCIENCE &        SMALL CAP         USA GLOBAL
                                                     FUND             FUND       TECHNOLOGY FUND         FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
Cost cost of Investments(a) .................    $ 33,217,566     $393,105,235     $156,973,005     $1,670,736,115     $ 99,297,383
                                                 ------------     ------------     ------------     --------------     ------------
Gross Unrealized Appreciation ...............       3,935,210       55,210,841       19,752,450        294,104,082       19,532,536
Gross Unrealized Depreciation ...............      (9,704,069)     (74,395,818)     (30,731,172)      (365,469,382)      (9,882,929)
                                                 ------------     ------------     ------------     --------------     ------------
Net unrealized appreciation (depreciation) ..    $ (5,768,859)    $(19,184,977)    $(10,978,722)    $  (71,365,300)    $  9,649,607
                                                 ============     ============     ============     ==============     ============
Undistributed ordinary income ...............          27,186               --          876,672                 --           33,293
Undistributed long-term capital gain ........       1,423,680        4,947,975        1,541,162         56,555,655               --
                                                 ------------     ------------     ------------     --------------     ------------
Total Distributable earnings ................    $  1,450,866     $  4,947,975     $  2,417,834     $   56,555,655     $     33,293
                                                 ============     ============     ============     ==============     ============
Other accumulated loss ......................              --               --               --                 --         (351,397)
                                                 ------------     ------------     ------------     --------------     ------------
Total accumulated gain/(loss) ...............    $ (4,317,993)    $(14,237,002)    $ (8,560,888)    $  (14,809,645)    $  9,331,503
                                                 ============     ============     ============     ==============     ============

THE DIFFERENCE BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED APPRECIATION IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, CPDI ADJUSTMENTS, AND PREMIUM AMORIZATION.

(A) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSE AND MAY DIFFER FROM THE COST FOR FINANCIAL REPORTING PURPOSES

The Buffalo High Yield Fund utilized $720,399 of prior year capital loss carryover in the current year.

At March 31, 2008, the following funds deferred, on a tax basis, post-October losses of:

                 Buffalo Balanced Fund ...........  $1,333,026
                 Buffalo International Fund ......  $  335,654
                 Buffalo USA Global Fund .........  $  351,397

For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

            Buffalo Balanced Fund .......................    41.49%
            Buffalo High Yield Fund .....................     3.95%
            Buffalo International Fund ..................     0.00%
            Buffalo Jayhawk China Fund ..................     5.16%
            Buffalo Large Cap Fund ......................   100.00%
            Buffalo Micro Cap Fund ......................     0.00%
            Buffalo Mid Cap Fund ........................   100.00%
            Buffalo Science & Tech Fund .................    45.27%
            Buffalo Small Cap Fund ......................     0.00%
            Buffalo USA Global Fund .....................   100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2008 was as follows (unaudited):

            Buffalo Balanced Fund .......................    37.90%
            Buffalo High Yield Fund .....................     2.00%
            Buffalo International Fund ..................     0.00%
            Buffalo Jayhawk China Fund ..................     0.00%
            Buffalo Large Cap Fund ......................   100.00%
            Buffalo Micro Cap Fund ......................     0.00%
            Buffalo Mid Cap Fund ........................   100.00%
            Buffalo Science & Tech Fund .................    20.10%
            Buffalo Small Cap Fund ......................     0.00%
            Buffalo USA Global Fund .....................   100.00%

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each Fund were as follows (unaudited):

            Buffalo Balanced Fund .......................    63.00%
            Buffalo High Yield Fund .....................    98.00%
            Buffalo International Fund ..................     0.00%
            Buffalo Jayhawk China Fund ..................     0.00%
            Buffalo Large Cap Fund ......................     7.00%
            Buffalo Micro Cap Fund ......................     0.00%
            Buffalo Mid Cap Fund ........................    25.00%
            Buffalo Science & Tech Fund .................    10.00%
            Buffalo Small Cap Fund ......................     0.00%
            Buffalo USA Global Fund .....................     8.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

            Buffalo Balanced Fund .......................     7.15%
            Buffalo High Yield Fund .....................     0.00%
            Buffalo International Fund ..................     0.00%
            Buffalo Jayhawk China Fund ..................    95.67%
            Buffalo Large Cap Fund ......................     0.00%
            Buffalo Micro Cap Fund ......................     0.00%
            Buffalo Mid Cap Fund ........................   100.00%
            Buffalo Science & Tech Fund .................   100.00%
            Buffalo Small Cap Fund ......................   100.00%
            Buffalo USA Global Fund .....................     5.73%

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2008
                                   (CONTINUED)

For the year ended March 31, 2008, the BUFFALO INTERNATIONAL FUND earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

COUNTRY               GROSS DIVIDEND   TAXES WITHHELD
-----------------------------------------------------
Brazil Real ........        4,837               7
Canadian ...........          110              16
European Union .....       29,620           4,745
Japanese Yen .......        5,262             368

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds or series, except for the Buffalo Jayhawk China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services, which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("US Bancorp"), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

The Buffalo Jayhawk China Fund is sub-advised by Jayhawk Capital Management, LLC ("JCM"). Together with KCM, JCM is responsible for implementing the Fund's investment program, and is responsible for the day-to-day investment activity of the Fund. For its services, KCM pays JCM, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund's average daily net assets.

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds or series and their shares, insurance, certain director expenses and the cost of qualifying the Funds' or series' shares for sale in any jurisdiction. Certain officers and a director/trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A director/trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO DIRECTORS/TRUSTEES:

The Buffalo Funds do not directly compensate any of their directors or trustees. U.S. Bancorp Fund Services, LLC pays director/trustee fees to non-interested Board members from its share of the management fee that it receives from Kornitzer Capital Management, Inc. The aggregate compensation paid to the Funds' non-interested directors/trustees for their service on the Funds' Boards for the year ended March 31, 2008 was $54,400. Interested directors/trustees who are affiliated with either the advisor or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo USA Global Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Fund will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

--------------------------------------------------------------------------------
76

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended March 31, 2008, were as follows:

                                  BUFFALO            BUFFALO            BUFFALO            BUFFALO            BUFFALO
                                  BALANCED          HIGH YIELD       INTERNATIONAL         JAYHAWK          LARGE CAP
                                    FUND               FUND             FUND(1)           CHINA FUND           FUND
-----------------------------------------------------------------------------------------------------------------------
Purchases ..............         $37,496,070       $ 34,551,475       $ 22,167,658       $ 33,028,711       $16,496,951
Proceeds from Sales ....         $28,329,467       $ 39,247,473       $  1,792,723       $ 22,223,176       $25,600,744

                                  BUFFALO            BUFFALO           SCIENCE &           BUFFALO            BUFFALO
                                 MICRO CAP           MID CAP           TECHNOLOGY           SMALL           USA GLOBAL
                                    FUND               FUND               FUND             CAP FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
Purchases ..............         $15,272,177       $186,271,715       $115,377,702       $762,409,781       $77,351,796
Proceeds from Sales ....         $24,028,286       $143,126,101       $ 88,427,467       $798,567,114       $28,187,297

(1) FOR THE PERIOD FROM SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2008.

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended March 31, 2008.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2008 amounted to $481,839,174 representing 30.07% of net assets. There were no affiliated companies held in any other Funds. Transactions in the Buffalo Small Cap Fund during the year ended March 31, 2008 in which the issuer was an "affiliated person" are as follows:

                                           CABOT
                            ALIGN          MICRO-     CHRISTOPHER &
                          TECHNOLOGY,   ELECTRONICS       BANKS       COLDWATER.     CORINTHIAN
                             INC.           CORP.         CORP.       CREEK, INC.   COLLEGES, INC.
--------------------------------------------------------------------------------------------------
March 31, 2007 Balance
  Shares .............            --      1,714,200             --             --             --
  Cost ...............   $        --    $54,353,800    $        --    $        --    $        --
Gross Additions
  Shares .............       492,375         68,667        799,400        987,450        383,700
  Cost ...............   $ 5,901,213    $ 2,521,690    $12,085,455    $ 6,953,503    $ 3,542,687
Gross Deductions
  Shares .............            --        588,425             --             --             --
  Cost ...............   $        --    $21,318,585    $        --    $        --    $        --
March 31, 2008 Balance
  Shares .............     3,918,725      1,194,442      2,650,900      5,668,900      4,887,090
  Cost ...............   $48,083,820    $35,556,905    $47,000,874    $71,445,153    $69,462,912
                         ===========    ===========    ===========    ===========    ===========
Realized gain ........   $        --    $ 4,534,871    $        --    $        --    $        --
                         ===========    ===========    ===========    ===========    ===========
Investment income ....   $        --    $        --    $   572,736    $        --    $        --
                         ===========    ===========    ===========    ===========    ===========

                           HEIDRICK &     INTERNAP
                           STRUGGLES      NETWORK                       MANHATTAN
                         INTERNATIONAL,   SERVICES        THE KNOT,    ASSOCIATES,
                               INC.         CORP.           INC.         INC.***
----------------------------------------------------------------------------------
March 31, 2007 Balance
  Shares .............      1,155,600             --             --             --
  Cost ...............    $36,519,343    $        --    $        --    $        --
Gross Additions
  Shares .............        122,600        349,950        330,150             --
  Cost ...............    $ 4,658,328    $ 3,460,908    $ 3,816,889    $        --
Gross Deductions
  Shares .............             --             --             --             --
  Cost ...............    $        --    $        --    $        --    $        --
March 31, 2008 Balance
  Shares .............      1,278,200      2,797,000      1,906,200      1,304,600
  Cost ...............    $41,177,671    $43,371,549    $32,627,077    $27,832,828
                          ===========    ===========    ===========    ===========
Realized gain ........    $        --    $        --    $        --    $        --
                          ===========    ===========    ===========    ===========
Investment income ....    $   314,392    $        --    $        --    $        --
                          ===========    ===========    ===========    ===========

* AS A RESULT OF THE BUFFALO SMALL CAP FUND'S BENEFICIAL OWNERSHIP OF COMMON STOCK OF THESE COMPANIES, REGULATORS REQUIRE THAT THE FUND STATE THAT IT MAY BE DEEMED AN AFFILIATE OF THE RESPECTIVE ISSUER. THE FUND DISCLAIMS THAT THE "AFFILIATED PERSONS" ARE AFFILIATES OF THE DISTRIBUTORS, ADVISOR, FUNDS OR ANY OTHER CLIENT OF THE ADVISOR.
**  THIS FIGURE INCLUDES A 3:2 STOCK SPLIT WHICH TOOK PLACE ON JUNE 15, 2007
*** THIS IS AN AFFILIATE DUE TO CHANGE IN THE OUTSTANDING SHARES OF ISSUING
    COMPANY

    NOTE: SCHEDULE MAY NOT ROLL FORWARD, AS THE SCHEDULE ONLY REFLECTS
    ACTIVITY DURING THE TIME THE FUND WAS DEEMED AN AFFILIATE (HELD MORE THAN 5% OF A STOCK'S OUTSTANDING SECURITIES).

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2008
                                   (CONTINUED)

                                     MARKETAXESS                 OXFORD     P.F. CHANG'S                  WMS
                         MARINEMAX,   HOLDINGS,      MENTOR    INDUSTRIES,  CHINA BISTRO   SEMTECH    INDUSTRIES,
                            INC.         INC.         CORP.        INC.         INC.       CORP.***       INC.          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
March 31, 2007 Balance
  Shares .............           --           --           --           --           --           --    3,198,525**            --
  Cost ...............  $        --  $        --  $        --  $        --  $        --  $        --  $48,328,222    $139,201,365
Gross Additions
  Shares .............      617,032      260,306       28,750      275,025      482,900           --       38,100       5,236,405
  Cost ...............  $ 9,920,906  $ 2,976,359  $   861,931  $ 6,801,307  $14,997,983  $        --  $ 1,102,995    $ 79,602,154
Gross Deductions
  Shares .............           --           --           --           --           --           --    1,027,700       1,616,125
  Cost ...............  $        --  $        --  $        --  $        --  $        --  $        --  $36,499,927    $ 57,818,512
March 31, 2008 Balance
  Shares .............    1,557,332    1,801,706    1,715,600    1,169,625    1,747,400    3,084,800           --      36,682,520
  Cost ...............  $29,564,586  $27,632,087  $51,427,231  $42,367,008  $65,414,621  $46,348,122  $        --    $679,312,444
                        ===========  ===========  ===========  ===========  ===========  ===========  ===========    ============
Realized gain ........  $        --  $        --  $        --  $        --  $        --  $        --  $16,648,376    $ 21,183,247
                        ===========  ===========  ===========  ===========  ===========  ===========  ===========    ============
Investment income ....  $        --  $        --  $   343,120  $   210,533  $        --  $        --  $        --    $  1,440,781
                        ===========  ===========  ===========  ===========  ===========  ===========  ===========    ============

* AS A RESULT OF THE BUFFALO SMALL CAP FUND'S BENEFICIAL OWNERSHIP OF COMMON STOCK OF THESE COMPANIES, REGULATORS REQUIRE THAT THE FUND STATE THAT IT MAY BE DEEMED AN AFFILIATE OF THE RESPECTIVE ISSUER. THE FUND DISCLAIMS THAT THE "AFFILIATED PERSONS" ARE AFFILIATES OF THE DISTRIBUTORS, ADVISOR, FUNDS OR ANY OTHER CLIENT OF THE ADVISOR.
**  THIS FIGURE INCLUDES A 3:2 STOCK SPLIT WHICH TOOK PLACE ON JUNE 15, 2007
*** THIS IS AN AFFILIATE DUE TO CHANGE IN THE OUTSTANDING SHARES OF ISSUING
    COMPANY

NOTE: SCHEDULE MAY NOT ROLL FORWARD, AS THE SCHEDULE ONLY REFLECTS ACTIVITY DURING THE TIME THE FUND WAS DEEMED AN AFFILIATE (HELD MORE THAN 5% OF A STOCK'S OUTSTANDING SECURITIES).

8. OPTIONS WRITTEN:

The number of option contracts written and the premiums received by the Buffalo Balanced Fund during the year ended March 31, 2008 were as follows:

                                               CALL OPTIONS WRITTEN
                                               CONTRACTS   PREMIUMS
-------------------------------------------------------------------
Outstanding, beginning of period .............     --           --
Options written ..............................    300      $36,899
Options terminated in closing transaction ....    300      $36,899
Options exercised ............................     --           --
Options expired ..............................     --           --
                                                  ---      -------
Outstanding, end of period ...................      0      $     0
                                                  ===      =======

9. SUBSEQUENT EVENT

Upon the recommendation of the Adviser, the Boards of Directors of the Maryland Funds (the Buffalo Balanced Fund, Inc., the Buffalo High Yield Fund, Inc., the Buffalo Large Cap Fund, Inc., the Buffalo Small Cap Fund, Inc. and the Buffalo USA Global Fund, Inc.) have voted unanimously to recommend for submission to the shareholders for approval a Plan of Reorganization which would convert each of the Maryland Funds into a corresponding new series of the existing Delaware Trust (the "Buffalo Funds"). Each of the Maryland Funds would have its assets transferred to a new "shell series" with corresponding names as part of the Delaware Trust. For each of the Funds, however, the investment objectives, policies and strategies would remain the same. The existing Trust currently has five series (the Buffalo Jayhawk China Fund, the Buffalo Micro Cap Fund, the Buffalo Mid Cap Fund, the Buffalo Science & Technology Fund and the Buffalo International Fund). The current Maryland Funds would increase the number of Funds in the Delaware Trust to ten Funds if this change is approved.

--------------------------------------------------------------------------------
78

The purpose of this of the proposed reorganization is to provide for greater uniformity for the Funds and to operate the current Maryland Funds under Delaware law, which is expected to result in fewer administrative burdens on the Funds. Management expects costs and expenses to decrease as a result, as well as provide for administrative efficiencies. The Plan of Reorganization is included in the proxy materials to be sent to shareholders and will be subject to shareholder vote at the annual shareholders meeting currently scheduled for June 25, 2008.

In addition to the Plan of Reorganization, the Boards of Directors/Trustees of both the Maryland Funds and the Delaware Trust have submitted for shareholder approval a proposal for uniform fundamental investment restrictions for all Funds. The proposed changes in the fundamental investment restrictions does not signify an intent or plan to change the objectives, strategies or policies of any of the Funds and no changes in the management or operations of the Funds are expected. The revisions to current fundamental investment restrictions were made to update all the Funds restrictions to uniformly reflect current legal and regulatory obligations, as well as the restrictions the Board has determined appropriate for the Fund in accordance with the policies of the Trust. Like the Plan of Reorganization, information regarding these proposals will be included in the proxy material to be sent to shareholders and will be subject to shareholder vote at the annual shareholders meeting currently scheduled for June 25, 2008. Form N-14 will be filed with SEC reflecting these changes in the information regarding the Funds.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE FUNDS, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS. SHARES OF THE FUNDS ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM BUFFALO FUNDS C/O U.S. BANCORP FUND SERVICES, LLC,
1-800-49-BUFFALO OR AT WWW.BUFFALOFUNDS.COM.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS:

      We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, and Buffalo Science & Technology Fund), Buffalo Small Cap Fund, Inc., and Buffalo USA Global Fund, Inc. (collectively referred to herein as "the Funds"), as of March 31, 2008, and the related statements of operations for the periods then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at March 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

May 23, 2008

--------------------------------------------------------------------------------
80

                             NOTICE TO SHAREHOLDERS

DIRECTORS/TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)

The management and affairs for the Funds are supervised by the Directors/Trustees ("Directors") under the laws of the particular Fund's state of organization. The Directors and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.

                                                                                                     NUMBER OF
                                                                                                      FUNDS IN
                                                                                                      COMPLEX          OTHER
                              POSITION(S)     TERM OF OFFICE                                          OVERSEEN     DIRECTORSHIPS
                                 HELD          AND LENGTH OF           PRINCIPAL OCCUPATION(S)           BY           HELD BY
NAME, AGE AND ADDRESS         WITH FUNDS        TIME SERVED              DURING PAST 5 YEARS          DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
(1) Kent W. Gasaway (48)      Director     Indefinite term and      Senior Vice President/Portfolio      Ten    None
5420 West 61st Place                       served since inception.  Manager, Kornitzer Capital
Shawnee Mission, KS 66205     President    One year term and        Management, Inc. (management
                              and          served since May 2003.   company).
                              Treasurer
------------------------------------------------------------------------------------------------------------------------------------
(1) Joseph C. Neuberger (46)  Director     Indefinite term and      Executive Vice President, U.S.       Ten    Trustee, MUTUALS.com
615 E. Michigan Street                     served since May 2003.   Bancorp Fund Services, LLC                  (an open-end
Milwaukee, WI 53202           Chairman     One year term and        (1994 - present).                           investment company
                                           served since May 2003.                                               with two
                                                                                                                portfolios);
                                                                                                                Trustee, Trust for
                                                                                                                Professional
                                                                                                                Managers (an
                                                                                                                open-end
                                                                                                                investment company
                                                                                                                with five
                                                                                                                portfolios).

NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Case (66)           Director     Indefinite term and      Retired.                             Ten    None
515 Piney Creek Road                       served since
Reno, NV 89511                             inception.
------------------------------------------------------------------------------------------------------------------------------------
Gene M. Betts (55)            Director     Indefinite term and      Chief Financial Officer, Embarq      Ten    Director, Garmin
Embarq Corp.                               served since February    Corp. (telecommunications                   Ltd. (a global
5454 W. 110th Street                       2001.                    company) May 2006 - present;                positioning
Overland Park, KS 66211                                             Senior Vice President and                   equipment company).
                                                                    Treasurer, Sprint Corp.
                                                                    (telecommunications company)
                                                                    1990-2005.
------------------------------------------------------------------------------------------------------------------------------------
J. Gary Gradinger (65)        Director     Indefinite term and      Chairman, President and Chief        Ten    Director, MGP
Golden Star Inc.                           served since February    Executive Officer, Golden Star              Ingredients, Inc.
400 East 10th Avenue                       2001.                    Inc. (manufacturer of textile
North Kansas City, MO 64116                                         cleaning products).
------------------------------------------------------------------------------------------------------------------------------------
Philip J. Kennedy (62)        Director     Indefinite term and      Internship Coordinator and           Ten    None
Department of Business                     served since May 1995.   Instructor for the Department
Administration                                                      of Business Administration,
Penn State Shenango                                                 Penn State Shenango; Associate
147 Shenango Avenue                                                 Professor and Chair of
Sharon, PA 16146                                                    Accounting, Business
                                                                    Administration and
                                                                    Entrepreneurship, Benedictine
                                                                    College; formerly Associate
                                                                    Professor, Slippery Rock
                                                                    University; Director, Great
                                                                    Plains Trust Company.

OFFICERS OF THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Rachel A. Spearo (28)         Secretary    One year term and        Counsel, U.S. Bancorp Fund           N/A     N/A
615 E. Michigan Street                     served since August      Services, LLC since September
Milwaukee, WI 53202                        2006.                    2004.
------------------------------------------------------------------------------------------------------------------------------------
Barry Koster (47)             Chief        Indefinite term and      Chief Compliance Officer since       N/A     N/A
5420 West 61st Place          Compliance   served since October     October 2004 and Chief
Shawnee Mission, KS 66205     Officer      2004.                    Financial Officer since May
                                                                    2002, Kornitzer Capital
                                                                    Management, Inc. (management
                                                                    company); Senior Manager from
                                                                    2001-2002, Mock & Dakan P.C.;
                                                                    Senior Manager from 1990-2001,
                                                                    KPMG LLP.

(1) EACH OF THESE DIRECTORS MAY BE DEEMED TO BE AN "INTERESTED PERSON" OF THE FUNDS AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. MESSRS. NEUBERGER AND GASAWAY ARE INTERESTED DIRECTORS DUE TO THEIR EMPLOYMENT BY U.S. BANCORP FUND SERVICES, LLC AND KORNITZER CAPITAL MANAGEMENT, INC., RESPECTIVELY. U.S. BANCORP FUND SERVICES, LLC IS THE FUNDS' ADMINISTRATOR AND REGISTERED TRANSFER AGENT. KORNITZER CAPITAL MANAGEMENT, INC. IS THE FUNDS' ADVISOR.

--------------------------------------------------------------------------------

                             NOTICE TO SHAREHOLDERS

                                   (CONTINUED)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio mangers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of Trustees/Directors (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, the Buffalo Science & Technology Fund, the Buffalo Micro Cap Fund and the Buffalo Mid Cap Fund, and Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and Buffalo High Yield Fund, Inc., all Maryland corporations (all such funds referred to collectively as the "Funds") met on November 16, 2007, to consider the renewal of the Management Agreements (the "Agreements") between the Funds and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees' independent legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser 's Form ADV and financial information, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs and Code of Ethics information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings) and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel immediately prior to the Board meeting held on November 16, 2007, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved renewal of the Agreements for an additional term of one year ending November 30, 2008.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

--------------------------------------------------------------------------------
82

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the Adviser's specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio management teams and other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Trustees noted and approved the Adviser's emphasis on long-term results and the quality of the Adviser's reports throughout the course of the year as well as in connection with the contract renewal process. The Trustees also noted the services that extended beyond portfolio management, including operations and compliance, and they considered the overall capability of the Adviser, including its continuing commitment to enhance distribution of the Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services to be provided to the Funds were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE ADVISER.

In assessing the portfolio management services provided by the Adviser, the Trustees considered information provided to them prior to their meeting on November 16, 2007, including, without limitation, materials prepared by Lipper, Inc. with respect to the fees, expenses and performance of each of the Funds compared with similar funds managed by other investment advisers, as well as information presented to them by the Adviser at the meeting and throughout the preceding year. The Trustees considered the peer group and index comparisons in the materials provided relevant and concluded that the overall performance of the Funds was favorable in comparison to the Funds' comparative peer groups and indices. The Trustees also expressed confidence in the Adviser 's portfolio management teams and the evolution of the Adviser and acknowledged the Adviser's emphasis on long-term results. After considering all of the information presented, the Trustees concluded that the Funds and their shareholders would continue to benefit from the Adviser's management.

3. COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser's fees. The Trustees considered the cost structure of the Funds relative to their peer groups based on the Lipper, Inc. analysis provided to the Trustees prior to their meeting. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements, noting that the Adviser's profitability had remained substantially the same from year to year based on financial information provided by the Adviser.

The Trustees specifically considered the fee structure for the Funds as well as the Funds' overall expense ratios. The Trustees concluded that the 0.70% advisory fee payable by all Funds except the Buffalo Micro Cap Fund appeared, on average, to be at the low end of the spectrum when compared to the Funds' comparative peer groups. The higher advisory fee for the Buffalo Micro Cap Fund also appeared reasonable compared to its relevant peer group. The Trustees also observed that the Funds' overall expense ratios were below the median expense ratios for funds in their comparative peer groups in almost all cases. In light of the comparative expense and advisory fee information and the investment management services provided by the Adviser, the Trustees concluded that the Funds' expenses and the fees paid to the Adviser were competitive and, therefore, fair and reasonable. The Trustees further concluded that the Adviser's profit from sponsoring the Funds had not been and would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW.

The Trustees reviewed the structure of the Adviser's advisory fees and discussed potential economies of scale based on the Funds' current size and as they grow (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser's advisory fees and the Funds' expenses, particularly in light of the Adviser's proposal to consider fee breakpoints in the future as the Funds grow. The Trustees therefore concluded that the Adviser's fee structure was acceptable based on the potential economies of scale that may be achieved by the Funds as they grow combined with the Adviser's commitment to consider breakpoints in the future.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and/or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

--------------------------------------------------------------------------------

                              [LOGO, BUFFALO FUNDS]
                                1-800-49-BUFFALO
                                (1-800-492-8332)
                              www.buffalofunds.com

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that it has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial experts are Gene M. Betts and Philip J. Kennedy. Messrs. Betts and Kennedy are "independent" as defined in Item 3(2) of Form N-CSR.

ITEM 4. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES.

      (a) - (d) Aggregate fees billed to the registrant for each of the last two fiscal years for professional services rendered by the Registrant's Independent Registered Public Accounting Firm were as follows:

         ============================================================
                                  FYE  03/31/2008     FYE  03/31/2007
         ------------------------------------------------------------
         Audit Fees                    $16,702             $14,257
         Audit-Related Fees             $1,111               $538
         Tax Fees                       $2,280              $2,122
         All Other Fees                   $0                  $0
         ============================================================

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the registrant's semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

      (e) (1) The registrant's audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the registrant's Independent Registered Public Accounting Firm for the registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the registrant performed by the registrant's principal accounting for the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

      (2) None of the services described in (b) - (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Not applicable.

      (g) The aggregate non-audit fees were for audit-related and tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $3,391 and $2,660 for the 2008 and 2007 fiscal years, respectively.

      (h) There were no non-audit services rendered to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable because the registrant is not a listed issuer.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because the registrant is not a closed-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable because the registrant is not a closed-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable because the registrant is not a closed-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant's service providers.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Registrant's code of ethics or amendment thereto, that are subject of the disclosure required by Item 2, is filed herewith.

    (2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

    (3) Not applicable.

(b) Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant)             Buffalo High Yield Fund, Inc.
                               -------------------------------------------------

      By (Signature and Title) /s/ Kent W. Gasaway
                               -------------------------------------------------
                               Kent W. Gasaway, President and Treasurer

      Date                     June 6, 2008
                               -------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

      By (Signature and Title) /s/ Kent W. Gasaway
                               -------------------------------------------------
                               Kent W. Gasaway, President and Treasurer

      Date                     June 6, 2008
                               -------------------------------------------------